                 [LOGO OF PARKSTONE MUTUAL FUNDS APPEARS HERE]




                               DECEMBER 31, 1995

                               SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------
Table of Contents

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995

Message From Your Chairman..................................................   2

Message From Your Investment Adviser........................................   4

Portfolio Performance Discussion............................................   6

Statements of Assets and Liabilities........................................  29

Statements of Operations....................................................  33

Statements of Changes in Net Assets.........................................  37

Schedules of Portfolio Investments..........................................  42

Notes to Financial Statements...............................................  88

Financial Highlights........................................................  99

--------------------------------------------------------------------------------
Message From Your Chairman

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995

Dear Shareholders:

We are very pleased to report that the six months ended December 31, 1995, were good ones for the financial markets and for The Parkstone Mutual Funds. During the period, as our economy continued to cool off and inflation remained dormant, both the stock and bond markets gained ground. At the same time, total net assets under management in our Funds continued to grow--increasing from $5.1 billion on June 30, 1995, to $5.5 billion at year's end.

We are also pleased to report that all of The Parkstone Mutual Funds posted positive returns for the period--despite continued nervousness in the fixed-income markets over interest rates and the recent sell-off of technology stocks in the equity markets. As always, security selection once again proved to be critical to success. Given the environment, our managers redoubled their efforts to seek out value--and as you will see in the reports that follow, their efforts paid off handsomely for our investors in many cases.

INDUSTRY RECOGNITION FOR THE FUNDS

We are also extremely pleased to report that the Parkstone fixed-income funds were recognized for their strong performance by Mutual Funds magazine in the January 1996 issue.
-------
* Morningstar proprietary ratings reflect historical risk-adjusted performance as of December 31, 1995. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Parkstone Government Income Fund received an overall five-star rating based on its three-year performance. The Parkstone Bond Fund received a four-star rating for overall performance and its performance over the past three and five years. The Parkstone Small Capitalization Fund received a four-star rating for overall performance and its five-year performance; its three-year performance rated three stars. There were 765 funds in the fixed-income universe and 1,394 in the equity universe. The ratings were awarded for periods ending December 31, 1995. Ten percent of the funds in an investment category receive five stars and 22.5% receive four stars. The ratings were earned by the Institutional Shares only. Star ratings for the other classes may vary and are available only for classes with at least three years of performance history.

In addition, several of the Funds were also recognized as solid performers by Morningstar, Inc. during the period. As we go to press, the Parkstone Government Income Fund has been given a five-star rating--Morningstar's highest--for its three-year performance, and the Bond Fund and Small-Capitalization Fund have received four stars.*
The ratings were awarded to Institutional Shares only.

LARGE CAPITALIZATION FUND LAUNCHED

In our continuing effort to better meet the investment objectives of our individual shareholders, we launched the Parkstone Large Capitalization Fund on December 28, 1995. The Fund was initially created by absorbing portions of some of the large-company holdings, those with market capitalizations of $5 billion or more, that had been held in the Equity Fund. We will continue to build a portfolio of large, growth-oriented companies in this Fund. Although the fundamental strategy of the Equity Fund--seeking stocks of companies expected to experience strong sales and revenue growth--has not changed, the Fund will now focus on mid-sized companies, those with market capitalizations of $750 million to $5 billion. As a result, our shareholders will now be able to choose among U.S. equity funds that focus on large, medium-sized or small companies.

For more complete information on the Large Capitalization Equity Fund, including fees, expenses and sales charges, please call 1-800-451-8377 for a prospectus, which you should read carefully before investing or sending money.

IN CLOSING . . .

In the pages that follow, you will find a detailed discussion of the performance of each of The Parkstone Mutual Funds during the six months ended December 31, 1995. You will also find a letter from our Investment Adviser, which includes an economic outlook for the coming months--and

--------------------------------------------------------------------------------
Message From Your Chairman, continued

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995

a discussion of why we believe they will be strong ones for the financial markets.

Finally, we thank you for your continued confidence in us. We look forward to providing you with superior investment management and serving your needs now and in the year ahead. As always, if you have any questions or require any assistance, please don't hesitate to call us at 1-800-451-8377.

Sincerely,

/s/ Stephen G. Mintos

Stephen G. Mintos
Chairman
The Parkstone Mutual Funds

January 23, 1996


      -----------------------------------------------------------------
      NOTICE TO SHAREHOLDERS
      PLEASE BE ADVISED OF THE FOLLOWING FACTS ABOUT MUTUAL FUNDS:

                               . YOUR PRINCIPAL IS AT RISK.

                               . NOT AN OBLIGATION OF FIRST OF AMERICA.

                               . NO FDIC COVERAGE.
      -----------------------------------------------------------------

--------------------------------------------------------------------------------
Message From Your Investment Adviser

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995

Dear Fellow Shareholders:

Where are the markets going in 1996? At this time of year, economists prognosticate and market strategists strategize as each tries to provide the definitive view of what lies ahead. As we go to press, economists are concerned that a slowing economy may lead to little growth or perhaps even a recession later in 1996. The market strategists are worried about corporate profits declining combined with stock valuations that are at high levels. With interest rates so low, still others predict that rates must go up during the year simply because inflation ought to increase at some point during the business cycle.

RECESSION UNLIKELY
Our outlook is much more sanguine. We believe a recession is possible but rather unlikely, given the dynamics of an environment in which economic growth should continue to build this year. While interest rates may stop going down, a large increase is unlikely due to well-controlled inflation. Our prediction for the stock market is the same as J.P. Morgan's many years ago when he was asked what stocks could be expected to do in the coming year. His answer:
"fluctuate."

Of course, forecasting is difficult business and rarely does anyone call the market's movements dead on. Nevertheless, we believe the fundamentals give us far more reason to be optimistic than pessimistic.

Although economic growth has dropped off sharply since the third quarter of 1995, it is important to recognize that a number of impediments to growth are temporary. For example, as 1995 drew to a close, there was a sharp contraction in defense-related government spending. While part of this may be attributed to unresolved budget issues and the subsequent government shutdowns, a more important factor was the unusual increase in spending in the third quarter of the year--which was timed by the Washington bureaucracy to occur before the new fiscal year began and which inflated growth numbers for the quarter. Despite predictions of doom and gloom due to weakness in the recent growth numbers, much of this talk is not consistent with the real underlying condition of the economy.

GROWTH HAS SLOWED--NOT STOPPED
We believe, as surely as tulips rise from the ground in the spring, that the economy will strengthen in the coming months. One of several factors supporting our view is the continuing decline in interest rates, which makes another refinancing boomlet likely in the housing sector. Also in recent months, construction permits have exceeded the level of housing starts, which historically leads to an increase. Consequently, housing and related expenditures that follow that market, such as consumer durables purchases, should help foster growth in the months ahead.

In addition, due to the attractiveness of goods priced in U.S. dollars vis-a-vis other currencies, we also expect to see exports grow by 5.0%-6.0%, less than the 7.5%-8.0% pace of the last several years, but significant nonetheless. Even more importantly, economic growth in both Japan and Latin America is expected to be much stronger in the coming year--markets where the U.S. can expect to see export growth.

In our last letter, we noted that capacity utilization in manufacturing was declining and a slowdown in business investment growth would follow. Indeed, after two to three years of low double-digit growth, business investment is likely to slow to only 3% or so during 1996, making a positive contribution to the economy but reducing its overall stimulus. Nevertheless, here too, there is a silver lining: With lower demand, we expect capacity utilization to decline to about 80% by mid-1996. In the past, such a level of manufacturing activity has been indicative of an economy with low underlying inflation and, hence, a bias on the part of the Federal Reserve toward stable to lower interest rates.

FOR THE GOOD OF THE PARTIES
Nevertheless, consumer psychology is very fragile, and one factor that could dampen enthusiasm and economic activity would be the lack of a budget agreement by the politicians in Washington. Given the intransigence of the two sides, reaching an accord will be very difficult. The assumption we must now make is that a satisfactory compromise will be reached simply because it is good for both

--------------------------------------------------------------------------------
Message From Your Investment Adviser, continued

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995

political parties. Without a compromise, the odds of economic recession increase--which is hardly the environment to be desired in an election year when voters are openly voicing their dissatisfaction with both parties.

NO CRYSTAL BALL IS PERFECTLY CLEAR
Accurately predicting what the financial markets are likely to do even in the best of circumstances is extremely difficult. Nevertheless, it seems that while the growth of the economy is slowing, it is still positive and should continue to be over the next year. In fact, we wouldn't be surprised to see the economy strengthen as the year progresses. Nevertheless, corporate profits could very likely be flat over the coming months, and corporate profitability is one of the key factors in determining stock prices. The message to the investor is clear--stock selection will be critical to success in 1996.

Historically, when a substantial market gain of 20% or more has been realized in the third year of a President's term, the market rose during the following election year, with gains averaging about 11%. Although past performance is not necessarily an indication of how the market will perform in the future, we believe we could see much the same in 1996. But, as Yogi Berra once said, "It ain't over till it's over."

Sincerely,

/s/ Richard A. Wolf

Richard A. Wolf, CFA
President and Chief Investment Officer
First of America Investment Corporation

January 23, 1996

--------------------------------------------------------------------------------
Portfolio Performance Discussion

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995

The following fund-specific discussions are intended to help you understand the performance of your investment in The Parkstone Mutual Funds. The charts represent the growth of a $10,000 investment in each of The Parkstone Mutual Funds since its inception. The ending balance on December 31, 1995, shows how your account would have grown had you invested $10,000 when the Fund was introduced. Performance for Investor A, B, C and Institutional Shares is represented by a blue line. We've also included the growth of an appropriate market index for your reference. Past performance is not indicative of future performance.
                                  EQUITY FUND
After leading the market's march upward for more than a year, technology stocks fell out of favor as 1995 drew to a close. With a minefield of fourth-quarter earnings releases to be crossed, the market was nervous about the ability of tech companies to sustain the exponential earnings growth they had shown over the past year. In December, investors fled to high-quality, large-capitalization stocks, and technology stocks began to fall. Semi-conductor stocks took the brunt of the sell-off. The value of many of our holdings in this industry and in tech stocks such as Motorola and Silicon Graphics fell as the market treated even minor earnings disappointments harshly.

On the other hand, several of our holdings performed very well during the same period. The value of our holdings in PeopleSoft, Idexx Labs, Fore Systems and HealthSouth posted gains despite the market's shift away from smaller-cap, aggressive growth companies. Even more impressively, Hospitality Franchise System posted a gain of more than 60%.

Nevertheless, despite five very strong months, the Fund's performance for the six months ended December 31, 1995, suffered. The total return for the period was 12.99% (Investor A Shares).+

TECH STOCKS--BENT NOT BROKEN
While a cloud now hovers over technology stocks, it is important to keep in mind that the fundamentals of many of these companies have not changed. While the days of explosive growth may be behind them as the capital spending boom ends, demand for their products is still strong--and very unlikely to dry up and blow away anytime in the near future. Consequently, we are optimistic about the long-term prospects for these companies. In the months ahead, we would look to capitalize on buying opportunities that further price declines may create.

While no year in the market is average, stocks have gained--on average-- approximately 10% a year over the last several decades. Looking ahead, we see no fundamental reason why we can't have a "normal" 10% year in the stock market in 1996. As always, stock selection will be absolutely critical to earning a positive return.

As of December 31, 1995, the Fund's top five holdings were First Data Corp. (4.28%), Hospitality Franchise System (3.68%), Oracle Systems (3.30%), Gillette (2.84%) and CUC International (2.69%).
-------
+ The total return with the 4.50% sales charge was 7.91% for the period.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995


Average Annual Total Return
 As of December 31, 1995

-------------------------------------------------
                                         Since
                                       Inception
                1 Year       5 Years   (10/31/88)
-------------------------------------------------
Investor A*       23.76%      14.21%      13.92%
-------------------------------------------------
Institutional     29.86%      15.36%      14.71%
-------------------------------------------------
* Reflects 4.50% Sales Charge

Equity Fund

        Value of $10,000 Investment

          [GRAPH APPEARS HERE]

         Investor A    Institutional   S&P 500
10/88       9,551         10,000        10,000
 6/89      11,159         11,683        11,673
 6/90      13,305         13,930        13,599
 6/91      13,245         13,867        14,628
 6/92      15,255         15,972        16,590
 6/93      18,524         19,381        18,851
 6/94      18,048         18,909        19,116
 6/95      22,533         23,674        24,100
12/95      25,461         26,767        26,222


Average Annual Total Return
  As of December 31, 1995

-----------------------------------------
                                  Since
                     1 Year     Inception
                                 (2/4/94)
-----------------------------------------
-----------------------------------------
Investor B**       24.59%       9.28%
-----------------------------------------
** Reflects Applicable Contingent Deferred
   Sales Charge

Equity Fund

        Value of $10,000 Investment

           [GRAPH APPEARS HERE]

         Investor B    S&P 500
 2/94      10,000       10,000
 6/94       8,430        9,344
 6/95      10,486       11,780
12/95      11,844       13,481


Average Annual Total Return
 As of December 31, 1995

---------------------------------------------------
                                           Since
                                         Inception
                     1 Year     5 Years  (10/31/88)
---------------------------------------------------
---------------------------------------------------
Investor C***      27.92%      14.97%    14.44%
---------------------------------------------------
*** Reflects Applicable Contingent Deferred Sales
    Charge

Equity Fund

        Value of $10,000 Investment

          [GRAPH APPEARS HERE]

         Investor C   S&P 500
10/88      10,000     10,000
 6/89      11,583     11,673
 6/90      13,930     13,599
 6/91      13,867     14,628
 6/92      15,972     16,590
 6/93      19,381     18,851
 6/94      18,909     19,116
 6/95      23,364     24,100
12/95      26,315     26,222

The Fund's performance is compared to the Standard & Poor's 500 Index, which represents the performance of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Equity Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995


                            HIGH INCOME EQUITY FUND

The results of our effort to realign the Fund began to show in the six months ended December 31, 1995. During the period, many of the companies added to the portfolio in the spring of 1995 performed extremely well. Most notably, the value of our holdings in Eli Lilly rose more than 40%; Johnson & Johnson and American Home Products were also strong contributors with gains of more than 25%. Even our holdings in utilities--a sector noted for yield, not capital gains--gained substantial ground as interest rates dropped.

As a result, the performance of the Fund during the six months ended December 31, 1995, was out- standing, with a return of 14.34% for the period (Investor A Shares).+ Income-oriented funds generally underperform industry averages in strong markets, but the Fund beat the 8.80% return of its benchmark, the S&P 500, for the period. Conse- quently, while we are still in the process of fine-tuning the portfolio to make it less sensitive to interest-rate changes, we are very pleased with our results to date.

As of December 31, 1995, the Fund's top five holdings were Eli Lilly (3.38%), UST (3.33%), Procter & Gamble (3.29%), Service Corp. International (3.05%) and Royal Dutch Petroleum (3.04%).

POSITIONED FOR SLOWER GROWTH
While there may be some pickup in activity toward the end of the year, overall, we expect to see the economy grow at a slower rate in 1996 than it did in 1995, and we expect to see opportunities arise in sectors relatively unaffected by economic down- turns such as utilities, energy and consumer staples. As a result, we have maintained our weighting in companies such as Coca-Cola, Procter & Gamble and FPL Group in recent months.

As we continue to seek out opportunities to enhance yield and fine-tune the portfolio, we believe that the Fund is now even better positioned to meet our shareholders' objectives without assuming unnecessary risks.

-------
+ The total return with the maximum 4.50% sales charge was 9.21% for the period.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995



Average Annual Total Return
 As of December 31, 1995

---------------------------------------------------
                                           Since
                                         Inception
                 1 Year      5 Years     (10/31/88)
---------------------------------------------------
---------------------------------------------------
Investor A*      21.67%       11.42%      12.00%
---------------------------------------------------
Institutional    27.73%       12.55%      12.79%
---------------------------------------------------

* Reflects 4.50% Sales Charge


High Income Equity Fund

            Value of $10,000 Investment

              [GRAPH APPEARS HERE]

         Investor A*  Institutional   S&P 500
10/88       9,551        10,000       10,000
 6/89      11,172        11,697       11,673
 6/90      12,777        13,378       13,599
 6/91      13,828        14,477       14,628
 6/92      15,565        16,296       16,590
 6/93      18,165        19,022       18,851
 6/94      17,870        18,731       19,116
 6/95      19,714        20,708       24,100
12/95      22,540        23,711       26,222


Average Annual Total Return
 As of December 31, 1995

-----------------------------------
                              Since
                            Inception
                  1 Year     (2/4/94)
-----------------------------------
Investor B**      22.55%     5.02%
-----------------------------------

**   Reflects Applicable Contingent Deferred
     Sales Charge

High Income Equity Fund

            Value of $10,000 Investment

            [GRAPH APPEARS HERE]

        Investor B** S&P 500
 2/94     10,000     10,000
 6/94      8,762      9,344
 6/95      9,595     11,780
12/95     10,980     13,481

Average Annual Total Return
 As of December 31, 1995

---------------------------------------------------
                                           Since
                                         Inception
                 1 Year      5 Years     (10/31/88)
---------------------------------------------------
Investor C***    26.13%       12.27%      12.60%
---------------------------------------------------

***   Reflects Applicable Contingent Deferred
      Sales Charge

High Income Equity Fund

            Value of $10,000 Investment

            [GRAPH APPEARS HERE]

        Investor C***   S&P 500
10/88      10,000       10,000
 6/89      11,597       11,673
 6/90      13,378       13,599
 6/91      14,477       14,628
 6/92      16,296       16,590
 6/93      19,022       18,851
 6/94      18,731       19,116
 6/95      20,550       24,100
12/95      23,417       26,222


The Fund's performance is compared to the Standard & Poor's 500 Index, which represents the performance of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone High Income Equity Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995

                           SMALL CAPITALIZATION FUND*

After a year of chasing technology stocks upward, investors decided the industry was going out of business in late December. Tech stocks tumbled--and soon, companies across the board felt the impact as investors, seeking security, fled to blue chips. Nevertheless, as the dust settled, it was clear that the small-cap companies, particularly small-cap tech companies, had taken the hardest fall as many stock prices declined 30% to 60% in November and December.

Although the Fund was heavily weighted in this area, the Fund significantly outperformed its industry benchmark. We are pleased to report that the Fund returned 17.11% for the six-month period and 35.67% for the year ended December 31, 1995 (Investor A Shares).+ By comparison, the Russell 2000 Index was up 6.16% for the six months and 21.46% for the year.

A RANGE OF POSITIVE CONTRIBUTORS
Health-care was a very positive contributor virtually all year with companies such as Orthodonic Centers of America and Omnicare up 94% and 65%, respectively. In the financial sector, Amerin Corp. was up 52% and Aames Financial, up 31%. In addition, Corrections Corp. of America increased 78%, and Studio Plus Hotels was up 38%.

TECH STOCKS BACK ON-LINE
Regardless of investors' perceptions, the fundamentals of the technology industry have not changed in the last 60 days. We believe that many of these companies are very strong, and demand for their products should grow dramatically in the coming years. We don't expect tech stock prices to skyrocket as they did for most of 1995, but rather to stabilize and then begin to rise as the industry continues to expand in 1996. Consequently, we viewed the recent sell-off as a buying opportunity for long-term investors. Technology companies are simply out of favor, not out of business.

As of December 31, 1995, the Fund's top five holdings were Omnicare (3.78%), Credit Acceptance Corp. (3.55%), Concord EFS (3.13%), Micro Warehouse (3.07%) and McAfee Associates (2.75%).
-------
* Small-cap funds typically carry additional risks since smaller companies generally have a higher risk of failure, and by definition, are not as well established as "blue chip" companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average. + The total return with the maximum 4.50% sales charge was 11.84% and 29.58% for the six- and 12-month periods, respectively.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995

Average Annual Total Return
  As of December 31, 1995

-----------------------------------------------------
                                             Since
                                           Inception
                 1 Year       5 Years      (10/31/88)
-----------------------------------------------------
Investor A *     29.58%       23.16%         20.01%
-----------------------------------------------------
Institutional    35.86%       24.47%         20.90%
-----------------------------------------------------

* Reflects 4.50% Sales Charge

SMALL CAPITALIZATION FUND

               Value of $10,000 Investment

                  [GRAPH APPEARS HERE]

                Investor A    Institutional    Russell 2000
10/88             9,551          10,000           10,000
6/89             11,136          11,660           11,512
6/90             14,285          14,957           11,862
6/91             13,320          13,946           12,008
6/92             15,045          15,752           13,753
6/93             21,931          22,962           17,324
6/94             21,811          22,927           18,086
6/95             31,599          33,318           21,716
12/95            37,007          39,019           23,054

Average Annual Total Return
  As of December 31, 1995

----------------------------------------
                                Since
                              Inception
                 1 Years      (2/4/94)
----------------------------------------
Investor B **    30.81%        20.49%
----------------------------------------

** Reflects Applicable Contingent Defered
   Sales Charge

SMALL CAPITALIZATION FUND

               Value of $10,000 Investment

                  [GRAPH APPEARS HERE]

                Investor B    Russell 2000
2/94             10,000          10,000
6/94              8,382           9,071
6/95             12,155          10,892
12/95            14,268          12,227

Average Annual Total Return
  As of December 31, 1995

-----------------------------------------------------
                                             Since
                                           Inception
                 1 Year       5 Year       (10/31/88)
-----------------------------------------------------
Investor C ***   34.31%       24.25%         20.75%
-----------------------------------------------------

*** Reflects Applicable Contigent Deferred
    Sales Charge

SMALL CAPITALIZATION FUND

               Value of $10,000 Investment

                  [GRAPH APPEARS HERE]

                Investor C    Russell 2000
10/88            10,000          10,000
6/89             11,560          11,512
6/90             14,957          11,862
6/91             13,946          12,008
6/92             15,752          13,753
6/93             22,962          17,324
6/94             22,927          18,086
6/95             33,100          21,716
12/95            38,673          23,054

The Fund's performance is compared to the Russell 2000 Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Small Capitalization Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995
                         INTERNATIONAL DISCOVERY FUND*
After several years in the doldrums, the Japanese stock market rebounded strongly in the second half of 1995. European markets also achieved good returns during the period, while markets in emerging economies generally experienced modest declines. With investments in all three areas, the Fund had positive returns during the six months ended December 31, 1995, but underperformed its benchmark, the EAFE Index. The Fund's return for the period was 3.35% (Investor A Shares)+, compared to 12.57% for the index.

It is important to note, however, that the EAFE Index is heavily weighted in Japanese securities and has no exposure to Latin American markets and many smaller Asian markets. Consequently, the Index is not a true reflection of the markets in which widely diversified international funds like ours invest. We believe that diversification is the key to solid performance--and to that end, the Fund remains highly diversified with over 80 holdings in 25 different markets around the world.

OVERSEAS OPPORTUNITIES PICK UP
Given the fact that the U.S. economy is slowing and corporate profitability is expected to be relatively flat in the coming months, we see real opportunity for investors in overseas markets. The Japanese economy is expected to continue to pick up steam and, with this in mind, we have increased our holdings there.

We believe that Continental Europe is also very attractive. While the economies there are sluggish, stocks are still attractively priced versus their U.S. counterparts. Interest rates are coming down. Even more importantly, companies in the region are only now beginning the restructuring process that U.S. companies began over a decade ago. As a result, we expect to see the profitability and, in turn, the stock prices of many European corporations increase in the coming year.

As of December 31, 1995, the Fund's top five holdings were BIC (2.21%), United Engineers (2.06%), Hermes International (2.01%), Astra A Free (2.00%) and Castorama Dubois Investisse (1.94%).

-------
* International investing is subject to certain risk factors such as currency exchange-rate volatility, possible political, social or economic instability, foreign taxation and/or differences in auditing and other financial standards. + The total return with the maximum sales charge of 4.50% was -1.33% for the period.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995

Average Annual Total Return
  As of December 31, 1995

---------------------------------------------
                                    Since
                                  Inception
                1 Year            (12/29/92)
---------------------------------------------
Investor A *    3.02%               8.50%
---------------------------------------------
Institutional   8.02%              10.47%
---------------------------------------------

* Reflects 4.50% Sales Charge

INTERNATIONAL DISCOVERY FUND

              Value of $10,000 Investment

                 [GRAPH APPEARS HERE]

                                                Morgan Stanley Europe
             Investor A     Institutional       Australia & Far East
12/92          9,551           10,000                  10,000
6/93          10,994           11,552                  12,228
6/94          12,642           13,299                  14,104
6/95          12,366           13,051                  14,115
12/95         12,780           13,491                  15,889

Average Annual Total Return
  As of December 31, 1995

---------------------------------------------
                                    Since
                                  Inception
                1 Year            (2/4/94)
---------------------------------------------
Investor B **    2.76%             -5.61%
---------------------------------------------

** Reflects Applicable Contingent Deferred
   Sales Charge

INTERNATIONAL DISCOVERY FUND

              Value of $10,000 Investment

                 [GRAPH APPEARS HERE]

                            Morgan Stanley Europe
             Investor B     Australia & Far East
2/94           10,000              10,000
6/94            8,981               9,971
6/95            8,728               9,979
12/95           8,958              11,052

Average Annual Total Return
  As of December 31, 1995

---------------------------------------------
                                    Since
                                  Inception
                1 Year            (12/29/92)
---------------------------------------------
Investor C ***   7.21%              10.56%
---------------------------------------------

*** Reflects Applicable Contingent Deferred
    Sales Charge

INTERNATIONAL DISCOVERY FUND

              Value of $10,000 Investment

                 [GRAPH APPEARS HERE]

                            Morgan Stanley Europe
             Investor C     Australia & Far East
12/92          10,000              10,000
6/93           11,452              12,228
6/94           13,299              14,104
6/95           13,146              14,115
12/95          13,526              15,889

The Fund's performance is compared to the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone International Discovery Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995
                                 BALANCED FUND
During the six months ended December 31, 1995, the bond portion of the portfolio posted gains as interest rates declined. The results of the equity portion of the portfolio, however, were somewhat disappointing. Due to our heavy weighting in the technology sector, performance suffered as tech stocks took a beating in December. Nonetheless, we are extremely pleased to report that for the six months ended December 31, 1995, the Fund posted a gain of 9.15% (Investor A Shares).+

In addition, as we had planned, approximately 10% of the Fund's assets were invested in international markets during the period. We are pleased to report that these investments also made a positive contribution to performance during the period.

OVERSEAS HOLDINGS ADD BALLAST
In the months ahead, we expect the international component of the portfolio to be an even stronger contributor to performance. On average, the U.S. economy grew faster than the world economy in 1995. Now, however, our economy is slowing and, in the months ahead, we expect to see corporate profits decline. Opportunities in the domestic stock market are not expected to be as plentiful as they were in the past year.

At the same time, the Japanese economy is rebounding and growth is picking up in Latin America. While economies are slowing in Europe, companies there are taking their first steps toward downsizing and maximizing efficiency--steps which should increase their profitability and value in the year ahead. Consequently, the addition of international stocks will allow shareholders to participate in these opportunities--and to help weather any minor slowdown in the U.S. economy.

As of December 31, 1995, the top five equity holdings of the Fund were First Data Corp. (1.39%), Hospitality Franchise System (1.11%), Oracle Corp. (1.04%), Gillette (.93%) and CUC International (0.88%). The average maturity of the Fund's fixed-income holdings was 7.87 years, and their credit quality was AAA.

-------
+ The total return with the maximum 4.50% sales charge was 4.27% for the period.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995

Average Annual Total Return
  As of December 31, 1995

------------------------------------------
                                   Since
                                 Inception
                 1 Year          (1/31/92)
------------------------------------------
Investor A *      17.09%            9.10%
------------------------------------------
Institutional     22.95%           10.52%
------------------------------------------

* Reflects 4.50% Sales Charge

BALANCED FUND

               Value of $10,000 Investment

                  [GRAPH APPEARS HERE]

              Investor A    Institutional    S&P 500    Salomon Broad Index
1/92             9,551          10,000       10,000            10,000
6/92             9,354           9,794       10,121            10,418
6/93            11,013          11,523       11,500            11,666
6/94            10,834          11,357       11,662            11,528
6/95            12,889          13,540       14,702            12,975
12/95           14,068          14,799       16,827            13,796

Average Annual Total Return
  As of December 31, 1995

------------------------------------------
                                   Since
                                 Inception
                 1 Year          (2/4/94)
------------------------------------------
Investor B **     17.90%           7.06%
------------------------------------------

** Reflects Applicable Contingent Deferred
   Sales Charge

BALANCED FUND

               Value of $10,000 Investment

                  [GRAPH APPEARS HERE]

              Investor A    S&P 500    Salomon Broad Index
2/94            10,000      10,000           10,000
6/94             8,820       9,344            9,497
6/95            10,434      11,780           10,689
12/95           11,390      13,481           11,366

Average Annual Total Return
  As of December 31, 1995

------------------------------------------
                                   Since
                                 Inception
                 1 Year          (1/31/92)
------------------------------------------
Investor C ***    21.52%           9.98%
------------------------------------------
*** Reflects Applicable Contingent Deferred
    Sales Charge


BALANCED FUND

               Value of $10,000 Investment

                  [GRAPH APPEARS HERE]

              Investor C    S&P 500    Salomon Broad Index
1/92            10,000      10,000            10,000
6/92             9,697      10,121            10,418
6/93            11,523      11,500            11,666
6/94            11,357      11,662            11,528
6/95            13,348      14,702            12,975
12/95           14,520      16,827            13,796

The Fund's performance is compared to the Standard & Poor's 500 Index, a broad measure of the stock market as a whole, and the Salomon Broad Index, which represents the performance of the overall bond market. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Balanced Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995

                             THE FIXED-INCOME FUNDS

The six months ended December 31, 1995, were good ones for bond investors. In reaction to the slowing economy and the Federal Reserve's actions to reduce short-term rates, the markets rallied. Over the period, interest rates fell across the yield curve. And, after one of the toughest years on record, all sectors of the marketplace posted positive results for 1995.

During the period, corporate bonds did particularly well as balance sheets strengthened and credit- worthiness improved dramatically across all industries. Only mortgage-backed securities suffered as lower interest rates increased the possibility of a new round of mortgage pre-payments. As a result, this sector underperformed.

THE LIMITED MATURITY BOND FUND
The Limited Maturity Bond Fund was heavily overweighted in corporate securities throughout much of the second half of 1995. However, because the Fund is focused on the short end of the yield curve, total returns were not as strong as those from funds with longer maturities. As of December 31, 1995, the average maturity of the holdings in the Fund was 2.97 years. Nevertheless, we are pleased to report that for the six months ended December 31, 1995, the Fund posted a gain of 3.90% (Investor A Shares).+

At period's end, the Fund held approximately 30% of its assets in U.S. Treasury securities, 18% in U.S. Government agency securities, 11% in asset-backed issues and 41% in corporate bonds. The average credit quality of the securities in the portfolio was AAA.

-------
+ Total return with the maximum sales charge of 4.00% was -0.21% for the six months ended December 31, 1995.

Average Annual Total Return
  As of December 31, 1995

----------------------------------------------------
                                            Since
                                          Inception
                  1 Year     5 Years      (10/31/88)
----------------------------------------------------
Investor A *       6.54%      6.03%         6.64%
----------------------------------------------------
Institutional     11.30%      7.00%         7.33%
----------------------------------------------------

* Reflects 4.00% Sales Charge

LIMITED MATURITY BOND FUND

         Value of $10,000 Investment

            [GRAPH APPEARS HERE]

            Investor A    Institutional    Salomon 1-5 Year Investment-Grade
10/88          9,597          10,000                    10,000
6/89          10,143          10,570                    10,646
6/90          10,864          11,320                    11,514
6/91          11,805          12,301                    12,726
6/92          13,104          13,654                    14,241
6/93          14,147          14,743                    15,461
6/94          14,193          14,807                    15,589
6/95          15,261          15,956                    16,960
12/95         15,856          16,605                    17,721

================================================================================

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995

Average Annual Total Return
  As of December 31, 1995

---------------------------------------------------
                                          Since
                        1 Year          Inception
                                        (2/4/94)
---------------------------------------------------
Investor B**            6.31%             2.19%
---------------------------------------------------

** Reflects Applicable Contingent Deferred
   Sales Charge

Limited Maturity Bond Fund

          Value of $10,000 Investment

             [GRAPH APPEARS HERE]

                              Salomon 1-5 Year
            Investor B**      Investment-Grade
 2/94       10,000            10,000
 6/94        9,408             9,781
 6/95       10,056            10,641
12/95       10,423            11,119

Average Annual Total Return
  As of December 31, 1995

-----------------------------------------------------------
                                                  Since
                    1 Year       5 Years        Inception
                                                (10/31/88)
-----------------------------------------------------------
-----------------------------------------------------------
Investor C***       8.00%         6.05%           6.66%
-----------------------------------------------------------

*** Reflects Applicable Contingent Deferred
    Sales Charge


Limited Maturity Bond Fund

          Value of $10,000 Investment

             [GRAPH APPEARS HERE]

                              Salomon 1-5 Year
            Investor C***     Investment-Grade
10/88       10,000            10,000
 6/89       10,470            10,646
 6/90       11,320            11,514
 6/91       12,301            12,726
 6/92       13,654            14,241
 6/93       14,743            15,461
 6/94       14,807            15,589
 6/95       15,336            16,960
12/95       15,884            17,721

The Fund's performance is compared to the Salomon 1-5 Year Investment-Grade Bond Index, which represents the performance of U.S. Government and investment-grade corporate bonds with maturities of 1 to 5 years. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Limited Maturity Bond Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results.

                                                                            ----
                                                                             17
                                                                            ----

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995
THE BOND FUND
The longer the maturity of the bonds in a fund's portfolio, the greater the impact the decline in interest rates had on its share price. As a result, with an average maturity of 7.73 years at period's end, the Bond Fund did particularly well in the second half of 1995. The portfolio was over-weighted in corporate securities, which were among the market's best performers during the year. In addition, the Fund was underweighted in mortgage-backed securities and consequently, did not suffer noticeably as pre-payment jitters rattled this market. As a result, for the six months ended December 31, 1995, the Fund surpassed industry averages and posted a total return of 5.93% (Investor A Shares).+

-------
+ Total return with the maximum sales charge of 4.00% was 1.72% for the six months ended December 31, 1995.


                Average Annual Total Return
                 As of December 31, 1995

--------------------------------------------------------
                                               Since
                                             Inception
                    1 Year      5 Years      (10/31/88)
--------------------------------------------------------
Investor A *        12.40%       7.79%          8.06%
--------------------------------------------------------
Institutional       18.12%       8.89%          8.82%
--------------------------------------------------------

* Reflects 4.00% Sales Charge


BOND FUND

Value of $10,000 Investment

                    [GRAPH APPEARS HERE]

           Investor A*      Institutional        Saloman
                                               Broad Index
 10/88       9,597             10,000             10,000
  6/89      10,213             10,642             10,801
  6/90      10,922             11,381             11,635
  6/91      11,883             12,382             12,896
  6/92      13,483             14,050             14,722
  6/93      15,092             15,714             16,485
  6/94      14,847             15,474             16,290
  6/95      16,459             17,297             18,334
 12/95      17,434             18,341             19,567

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995

         Average Annual Total Return
          As of December 31, 1995

---------------------------------------------
                                      Since
                                    Inception
                    1 Year           (2/4/94)
---------------------------------------------
Investor B **       12.86%            3.67%
---------------------------------------------

** Reflects Applicable Contingent Deferred
   Sales Charge

BOND FUND
              Value of $10,000 Investment
                 [GRAPH APPEARS HERE]

              Investor B**         Saloman
                                   Broad Index
 2/94           10,000               10,000
 6/94            9,144                9,497
 6/95           10,138               10,689
12/95           10,711               11,366


Average Annual Total Return
 As of December 31, 1995


-------------------------------------------------------
                                              Since
                                            Inception
                   1 Year      5 Years      (10/31/88)
-------------------------------------------------------
Investor C ***     15.06%       8.11%         8.28%
-------------------------------------------------------

*** Reflects Applicable Contingent Deferred
    Sales Charge


BOND FUND
              Value of $10,000 Investment
                 [GRAPH APPEARS HERE]

              Investor C***        Saloman
                                   Broad Index
10/88          10,000               10,000
 6/89          10,542               10,801
 6/90          11,381               11,635
 6/91          12,382               12,896
 6/92          14,050               14,722
 6/93          15,714               16,485
 6/94          15,474               16,290
 6/95          16,776               18,334
12/95          17,696               19,567


The Fund's performance is compared to the Salomon Broad Index, which represents the performance of the overall bond market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Bond Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995

THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
The Fund's primary holdings--U.S. Government and agency securities--were solid performers during this period, benefiting from the drop in interest rates. There was, however, growing concern in the market about the possibility of pre-payments on mortgage-backed securities. Consequently, while we tried to reduce our exposure in this sector, the Fund's holdings acted as a drag on performance late in the year. Nonetheless, we are pleased to report that for the six months ended December 31, 1995, the Fund produced a total return of 4.43% (Investor A Shares).+

At period's end, the Fund held approximately 52% of its assets in U.S. Treasury securities, 36% in U.S. Government agency securities and 11% in asset-backed and agency-backed issues. The average maturity of the Fund was 4.32 years.

-------
+Total return with the maximum sales charge of 4.00% was .29% for the six months ended December 31, 1995.


Average Annual Total Return
 As of December 31, 1995

-------------------------------------------------------
                                                Since
                                              Inception
                     1 Year      5 Years      (10/31/88)
-------------------------------------------------------
Investor A *          8.72%        6.42%        6.94%
-------------------------------------------------------
Insitutional         13.53%        7.39%        7.62%
-------------------------------------------------------

* Reflects 4.00% Sales Charge


INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

Value of $10,000 Investment

[GRAPH APPEARS HERE]


           Investor A*     Institutional      Salomon 1-10 Year
                                                  Treasury
10/88        9,597             10,000               10,000
 6/89       10,069             10,492               10,696
 6/90       10,781             11,234               11,506
 6/91       11,785             12,280               12,710
 6/92       13,203             13,757               14,345
 6/93       14,380             14,987               15,803
 6/94       14,251             14,867               15,780
 6/95       15,490             16,209               17,301
12/95       16,177             16,934               18,181

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995

       Average Annual Total Return
        As of December 31, 1995

----------------------------------------
                                Since
                              Inception
                  1 Year      (2/4/94)
----------------------------------------
Investor B **      8.44%        2.35%
----------------------------------------

** Reflects Appicable Contingent Deferred
   Sales Charge


INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

Value of $10,000 Investment

          [GRAPH APPEARS HERE]

               Investor B**      Salomon 1-10
                                 Year Treasury
 2/94            10,000             10,000
 6/94             9,290              9,669
 6/95            10,037             10,601
12/95            10,454             11,123

Average Annual Total Return
 As of December 31, 1995

---------------------------------------------------------
                                                 Since
                                               Inception
                      1 Year      5 Years      (10/31/88)
---------------------------------------------------------
Investor C ***        10.76%       6.52%         7.01%
---------------------------------------------------------

*** Reflects Applicable Contingent Deferred
    Sales Charge


INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

Value of $10,000 Investment

             [GRAPH APPEARS HERE]

             Investor C***      Salomon 1-10
                                Year Treasury
10/88          10,000               10,000
 6/89          10,392               10,696
 6/90          11,234               11,506
 6/91          12,280               12,710
 6/92          13,757               14,345
 6/93          14,987               15,803
 6/94          14,867               15,780
 6/95          15,642               17,301
12/95          16,256               18,181

The Fund's performance is compared to the Salomon 1-10 Year Treasury Index, which represents the performance of Treasury bonds in that maturity range. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Intermediate Government Obligations Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995

THE U.S. GOVERNMENT INCOME FUND
Not all mortgage-backed securities suffered as interest rates fell and anxiety about pre-payments rippled through the marketplace. Seasoned mortgage pass-through securities issued by government agencies performed well during the period, issues in which the Fund's holdings were concentrated. As a result, the Fund benefited and, for the six months ended December 31, 1995, posted a total return of 5.46% (Investor A Shares).+

At period's end, the Fund held approximately 68% of its assets in mortgage-backed securities issued by government corporations (Ginnie Maes and Freddie
Macs) and 30% in U.S. Treasury securities. The average maturity of the Fund's holdings was 7.66 years.

-------
+ Total return with the maximum sales charge of 4.00% was 1.26% for the six months ended December 31, 1995.


       Average Annual Total Return
        As of December 31, 1995

-------------------------------------------
                                   Since
                                 Inception
                   1 Year        (11/12/92)
-------------------------------------------
Investor A*         9.03%           5.05%
-------------------------------------------
Institutional      13.85%           6.60%
-------------------------------------------


U.S. Government Income Fund

Value of $10,000 Investment

[GRAPH APPEARS HERE]

            Investor A*      Institutional      Salomon 1-10 Year
                                                     Treasury
11/92          9,597            10,000               10,000
 6/93         10,110            10,537               10,677
 6/94         10,205            10,647               10,661
 6/95         11,069            11,573               11,689
12/95         11,673            12,219               12,264

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995


       Average Annual Total Return
        As of December 31, 1995


-----------------------------------------
                                 Since
                               Inception
                    1 Year      (2/4/94)
-----------------------------------------
Investor B **        8.86%        3.50%
-----------------------------------------

** Reflects Applicable Contingent Deferred
   Sales Charge


U.S. Government Income Fund

Value of $10,000 Investment

[GRAPH APPEARS HERE]

            Investor B**      Salomon 1-10 Year
                                  Treasury
 2/94         10,000               10,000
 6/94          9,394                9,669
 6/95         10,148               10,601
12/95         10,679               11,123

         Average Annual Total Return
          As of December 31, 1995


--------------------------------------------
                                    Since
                                  Inception
                     1 Year       (11/12/92)
--------------------------------------------
Investor C ***       11.85%          5.36%
--------------------------------------------

*** Reflects Applicable Coningent Deferred
    Sales Charge


U.S. Government Income Fund

Value of $10,000 Investment

[GRAPH APPEARS HERE]

          Investor C***      Salomon 1-10 Year
                                 Treasury
11/92       10,000               10,000
 6/93       10,437               10,677
 6/94       10,647               10,661
 6/95       11,207               11,689
12/95       11,778               12,264

The Fund's performance is compared to the Salomon 1-10 Year Treasury Index, which represents the performance of Treasury bonds in that maturity range. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone U.S. Government Income Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995
                            THE MUNICIPAL BOND FUNDS
Despite a good deal of sound and fury about tax reform and the possibility of a flat tax, the discussion did not move forward during the six months ended December 31, 1995. Variations on the theme were bandied about in the press. Presidential candidates developed computer models, and pundits predicted that passage would ensure outcomes ranging from economic nirvana to total meltdown. But no concrete proposals materialized in the House or Senate.

As a result, the market environment was somewhat unsettled throughout the period, but as it became clearer that debate may continue for years before any action is taken, investors began to take the situation in stride. Many in the marketplace now believe that--despite all the talk in the media of radical, sweeping changes in the tax codes--special interests may ultimately squash the flat tax. We believe that any changes made will be evolutionary rather than revolutionary. As a result, during the period, demand for municipals was strong and performance was good.

THE MUNICIPAL BOND FUND
It was a positive and relatively quiet six months for the Municipal Bond Fund. During the period, we added several Puerto Rico issues to this portfolio. AAA in quality and insured, these bonds are tax-exempt in all states. Total return for the six months ended December 31, 1995, was 5.19% (Investor A Shares).+

In addition, as California municipal bond funds pumped up demand for high-quality California securities, we took advantage of the opportunity to sell some of our holdings in this state at a premium. Funds were reinvested in securities from muni-cipalities in Florida and Oklahoma. Performance during the period was strong.

Looking ahead, we believe the coming year will be a good one in the municipal markets. While many are concerned about the government's apparent inability to balance the budget, we believe that the markets will be satisfied to simply see some meaningful progress made. Regardless of recent shutdowns and apparent stalemates, it is important to remember that politicians are now actually focusing on the deficit--and while a solution is not necessarily at hand, some progress seems sure to be made.

As of December 31, 1995, the average maturity of the Fund was 8.65 years; over two-thirds of the portfolio's holdings were AAA-rated.
-------
+ Total return with the maximum 4.00% sales charge was 1.01% for the period.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995


              Average Annual Total Return
               As of December 31, 1995

-------------------------------------------------------
                                               Since
                                             Inception
                    1 Year      5 Years      (10/31/88)
-------------------------------------------------------
Investor A *         8.78%       6.11%         6.22%
-------------------------------------------------------
Institutional       13.60%       7.08%         6.90%
-------------------------------------------------------

* Reflects 4.00% Sales Charge


MUNICIPAL BOND FUND

Value of $10,000 Investment

                     [GRAPH APPEARS HERE]

          Investor A*      Institutional      Lehman Brothers
                                              Municipal Index
10/88        9,597             10,000              10,000
 6/89       10,127             10,552              10,672
 6/90       10,590             11,035              11,398
 6/91       11,385             11,863              12,424
 6/92       12,422             12,944              13,888
 6/93       13,597             14,171              15,548
 6/94       13,694             14,286              15,579
 6/95       14,656             15,322              16,945
12/95       15,417             16,139              17,972

Average Annual Total Return
 As of December 31, 1995

-----------------------------------------
                                 Since
                               Inception
                   1 Year      (2/4/94)
-----------------------------------------
Investor B **       8.39%        1.82%
-----------------------------------------


MUNICIPAL BOND FUND

Value Bond Fund

             [GRAPH APPEARS HERE]

           Investor B**      Lehman Brothers
                             Municipal Index
 2/94        10,000               10,000
 6/94         9,277                9,450
 6/95         9,870               10,279
12/95        10,350               11,011

The Fund's performance is compared to the Lehman Brothers Municipal Index, which represents the performance of the broad municipal bond market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Municipal Bond Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995
THE MICHIGAN MUNICIPAL BOND FUND
Supply loosened in the Michigan market as school districts, forced to issue bonds before year-end or forego the opportunity and lose deductions, increased issuance. As a result, we had the opportunity to work directly with underwriters to develop payable structures and call features most suited to the Fund's needs. In addition, during the summer and late fall, we added Puerto
Rico securities to our holdings. Currently, approximately 7% of the Fund's assets are invested in Puerto Rico bonds that are rated AAA in quality and insured. These bonds are tax-exempt in all states including Michigan.

Performance over the six months ended December 31, 1995, was solid--and, with few lingering short-supply clouds on the horizon, we expect the next six months to produce much the same. For the six-month period, the Fund's total return was 5.58% (Investor A Shares).+ As of December 31, 1995, the average maturity of the Fund's holdings was 9.64 years; the average credit quality was AA.

-------
+Total return with the maximum sales charge of 4.00% was 1.34% for the period.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Portfolio Performance Discussion, continued
--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995

                Average Annual Total Return
                 As of December 31, 1995

------------------------------------------------------------
                                                 Since
                      1 Year       5 Years     Inception
                                               (7/2/90)
------------------------------------------------------------
Investor A *           8.71%        6.33%        6.34%
------------------------------------------------------------
Institutional         13.66%        7.32%        7.24%
------------------------------------------------------------

* Reflects 4.00% Sales Charge

MICHIGAN MUNICIPAL BOND FUND

                    Value of $10,000 Investment

                       [GRAPH APPEARS HERE]

                                              Shearson 3-15 Year
Date      Investor A*      Institutional          Municipal
 7/90        9,597            10,000               10,000
 6/91       10,247            10,677               10,884
 6/92       11,244            11,716               12,065
 6/93       12,301            12,820               13,338
 6/94       12,414            12,951               13,487
 6/95       13,282            13,900               14,608
12,95       14,024            14,695               15,502

                Average Annual Total Return
                 As of December 31, 1995

------------------------------------------------------------
                                           Since
                        1 Year           Inception
                                         (2/4/94)
------------------------------------------------------------
Investor B **            8.65%             1.91%
------------------------------------------------------------

** Reflects Applicable Contingent Deferred
   Sales Charge

MICHIGAN MUNICIPAL BOND FUND

                    Value of $10,000 Investment

                       [GRAPH APPEARS HERE]



The Fund's performance is compared to the Shearson 3-15 Year Municipal Index, which represents the performance of municipal bonds across the country in that maturity range. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Michigan Municipal Bond Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Mutual Funds                                     December 31, 1995


                            THE MONEY MARKET FUNDS*
The six months ended December 31, 1995, were difficult ones in the money markets. While the Federal Reserve moved to cut short-term interest rates twice--in July and December--it did not move as quickly or dramatically as investors had anticipated. Everyone was left expecting more--and convinced that further cuts were just around the corner. Given the circumstances, we approached the markets cautiously and lengthened our maturities throughout the year.

 . THE PRIME OBLIGATIONS FUND: As of December 31, 1995, the average maturity of the Fund's holdings was 43 days. Approximately 10% of the Fund's assets were invested in overnight securities.

 . THE U.S. GOVERNMENT OBLIGATIONS FUND: As of December 31, 1995, the average maturity of the Fund's holdings was 20 days.

 . THE TREASURY FUND: The average maturity of the Fund's holdings was 32 days on December 31, 1995.

 . THE TAX-FREE FUND: During the period, maturities ranged from a low of 46 days to a high of 55 days.

-------
* An investment in the Funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share.
--------------------------------------------------------------------------------
 For each of the performance charts, Investor A Share returns reflect the maximum sales charge and the payment of an annual .25% 12b-1 fee; Investor B Share returns reflect the imposition of the CDSC and the payment of an annual .75% distribution fee and a .25% service fee. Investor B Shares are sold at net asset value subject to a contingent deferred sales charge. Investor C Share returns reflect an annual .75% distribution fee and a .25% service fee. Institutional Share returns reflect no sales charge and no 12b-1 fee. Prior to March 31, 1993, each of The Parkstone Mutual Funds contained a single class of shares for which no 12b-1 fees were charged. The maximum sales charge was assessed but was not chargeable to investors currently included within the Institutional Class of Shares. Had the Funds not created separate classes of shares, the performance returns would have been different.
-------------------------------------------------------------------------------
Past performance is not predictive of future performance. The composition of the Funds' portfolios is subject to change.

The Parkstone Mutual Funds are a family of mutual funds that is distributed by BISYS Fund Services. FOR MORE COMPLETE INFORMATION ON ANY OF THE PARKSTONE MUTUAL FUNDS, INCLUDING FEES, EXPENSES AND SALES CHARGES, PLEASE CALL 1-800-451-8377 FOR A FREE PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
                                                                     (Unaudited)


                                      (Amounts in Thousands, except Per Share
                                                     Amounts)

                                      PRIME    U.S. GOVERNMENT
                                   OBLIGATIONS   OBLIGATIONS   TREASURY TAX-FREE
                                      FUND          FUND         FUND     FUND
                                   ----------- --------------- -------- --------
ASSETS:
Investments, at value............   $705,211      $210,125     $ 88,687 $184,339
Repurchase agreements............    112,221       187,285      204,309
                                    --------      --------     -------- --------
                                     817,432       397,410      292,996  184,339
Cash.............................         27            20
Interest receivable..............        863           346          140    1,355
Prepaid expenses and other
 assets..........................         17            11           21        7
                                    --------      --------     -------- --------
TOTAL ASSETS.....................    818,339       397,787      293,157  185,701
                                    --------      --------     -------- --------
LIABILITIES:
Dividends payable................      3,431         1,749        1,325      522
Accrued expenses and other
 payables:
  Investment advisory fees.......         27            13           10        6
  Administration fees............         66            33           14       14
  12b-1 fees (Investor A)........         12            16           10        6
  Accounting and transfer agent
   fees..........................         11             8            5        6
  Other..........................         56            19           55       29
                                    --------      --------     -------- --------
TOTAL LIABILITIES................      3,603         1,838        1,419      583
                                    --------      --------     -------- --------
NET ASSETS:
Capital..........................    814,744       395,957      291,738  185,118
Accumulated net realized losses
 from investment transactions....         (8)           (8)
                                    --------      --------     -------- --------
NET ASSETS.......................   $814,736      $395,949     $291,738 $185,118
                                    ========      ========     ======== ========
Net Assets
  Investor A.....................   $137,347      $178,633     $ 94,931 $ 74,985
  Institutional..................    677,389       217,316      196,807  110,133
                                    --------      --------     -------- --------
    Total........................   $814,736      $395,949     $291,738 $185,118
                                    ========      ========     ======== ========
Outstanding units of beneficial
 interest (shares)
  Investor A.....................    137,347       178,633       94,931   74,985
  Institutional..................    677,397       217,324      196,807  110,133
                                    --------      --------     -------- --------
    Total........................    814,744       395,957      291,738  185,118
                                    ========      ========     ======== ========
Net asset value--offering and redemption price per share
  Investor A.....................      $1.00         $1.00        $1.00    $1.00
                                       =====         =====        =====    =====
  Institutional..................      $1.00         $1.00        $1.00    $1.00
                                       =====         =====        =====    =====
Investments, at cost.............   $817,432      $397,410     $292,996 $184,339
                                    ========      ========     ======== ========

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
                                                                     (Unaudited)
                              (Amounts in Thousands except Per Share Amounts)

                             HIGH INCOME     LARGE                    SMALL
                               EQUITY    CAPITALIZATION  EQUITY   CAPITALIZATION
                                FUND          FUND        FUND         FUND
                             ----------- -------------- --------  --------------
ASSETS:
Investments, at value......   $421,010      $19,094     $772,329     $511,507
Repurchase agreements......      8,398        8,000       44,179       32,781
                              --------      -------     --------     --------
                               429,408       27,094      816,508      544,288
Cash.......................                   4,589
Interest and dividends
 receivable................      1,783            4          459           16
Receivable from brokers for
 investments sold..........                                               775
Receivable for capital
 shares issued.............         40                        75          240
Prepaid expenses and other
 assets....................         73                        15
                              --------      -------     --------     --------
TOTAL ASSETS...............    431,304       31,687      817,057      545,319
                              --------      -------     --------     --------
LIABILITIES:
Payable for forward
 currency contracts
 purchased.................
Payable to brokers for
 investments purchased.....                  11,089                     3,584
Payable for capital shares
 redeemed..................         32                        27           41
Accrued expenses and other
 payables:
 Investment advisory fees..         35            1           67           44
 Administration fees.......         40                        74           47
 12b-1 fees (Investor A)...         16                        11           20
 12b-1 fees (Investor B)...          6                         6           10
 Accounting and transfer
  agent fees...............         32                        16           28
 Other.....................         28            1           51           26
                              --------      -------     --------     --------
TOTAL LIABILITIES..........        189       11,091          252        3,800
                              --------      -------     --------     --------
NET ASSETS:
Capital....................    338,484       20,563      539,742      327,639
Undistributed
 (distributions in excess
 of) net investment income.        375            2       (2,477)      (2,519)
Net unrealized appreciation
 from investments..........     82,922           31      269,255      207,988
Accumulated undistributed
 net realized gains from
 investment transactions...      9,334                    10,285        8,411
                              --------      -------     --------     --------
NET ASSETS.................   $431,115      $20,596     $816,805     $541,519
                              ========      =======     ========     ========
Net Assets
 Investor A................   $ 77,135                  $ 52,417     $101,591
 Investor B................      9,064                     9,557       16,671
 Investor C................         84                       416          582
 Institutional.............    344,832      $20,596      754,415      422,675
                              --------      -------     --------     --------
   Total...................   $431,115      $20,596     $816,805     $541,519
                              ========      =======     ========     ========
Outstanding units of
 beneficial interest
 (shares)
 Investor A................      4,832                     2,903        3,806
 Investor B................        570                       537          629
 Investor C................          5                        23           22
 Institutional.............     21,613        2,056       41,594       15,699
                              --------      -------     --------     --------
   Total...................     27,020        2,056       45,057       20,156
                              ========      =======     ========     ========
Net asset value
 Investor A -- redemption
  price per share..........     $15.96                    $18.06       $26.69
                                ======                    ======       ======
 Investor B -- offering
  price per share*.........     $15.94                    $17.75       $26.51
                                ======                    ======       ======
 Investor C -- offering
  price per share*.........     $16.02                    $17.82       $26.65
                                ======                    ======       ======
 Institutional -- offering
  and redemption price per
  share....................     $15.95       $10.02       $18.14       $26.93
                                ======       ======       ======       ======
Maximum Sales Charge
 (Investor A)..............       4.50%        4.00%        4.50%        4.50%
                                ======       ======       ======       ======
Maximum Offering Price
 (100%/(100%--Maximum Sales
 Charge) of net asset value
 adjusted to nearest cent)
 per share (Investor A)....     $16.71       $10.44       $18.91       $27.95
                                ======       ======       ======       ======
Investments, at cost.......   $346,486      $27,063     $547,253     $336,301
                              ========      =======     ========     ========

-------
*Redemption price per share varies by length of time shares are held.

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
                                                                     (Unaudited)


                              (Amounts in Thousands except Per Share Amounts)

                                                                   INTERMEDIATE
                             INTERNATIONAL              LIMITED     GOVERNMENT
                               DISCOVERY   BALANCED  MATURITY BOND OBLIGATIONS
                                 FUND        FUND        FUND          FUND
                             ------------- --------  ------------- ------------
ASSETS:
Investments, at value......    $326,197    $107,052    $155,017      $271,146
Repurchase agreements......                   6,989          65           514
                               --------    --------    --------      --------
                                326,197     114,041     155,082       271,660
Interest and dividends
 receivable................         882       1,044       2,431         4,081
Foreign currency (cost $244)        244
Receivable from brokers for
 investments sold..........           7          27                        32
Receivable for capital
 shares issued.............          14          31
Prepaid expenses and other
 assets....................           2           2           3             3
                               --------    --------    --------      --------
TOTAL ASSETS...............     327,346     115,145     157,516       275,776
                               --------    --------    --------      --------
LIABILITIES:
Payable for forward
 currency contracts
 purchased.................           4           4
Payable to brokers for
 investments purchased.....                      72
Payable for capital shares
 redeemed..................          14           3           8            22
Accrued expenses and other
 payables:
 Investment advisory fees..          32           7           7            16
 Administration fees.......          30          10          11            19
 12b-1 fees (Investor A)...           7           6           4             6
 12b-1 fees (Investor B)...           4           1           1             1
 Accounting and transfer
  agent fees...............          30          15          21            25
 Other.....................          82          17          11            18
                               --------    --------    --------      --------
TOTAL LIABILITIES..........         203         135          63           107
                               --------    --------    --------      --------
NET ASSETS:
Capital....................     305,551      98,663     164,191       282,950
Undistributed
 (distributions in excess
 of) net investment income.                       2         (22)          (26)
Net unrealized appreciation
 from investments and
 translation of assets and
 liabilities in foreign
 currencies................      39,375      15,693       1,232         5,235
Accumulated undistributed
 net realized gains
 (losses) from investment
 and foreign currency
 transactions..............     (17,783)        652      (7,948)      (12,490)
                               --------    --------    --------      --------
NET ASSETS.................    $327,143    $115,010    $157,453      $275,669
                               ========    ========    ========      ========
Net Assets
 Investor A................    $ 35,864    $ 14,941    $ 16,737      $ 25,973
 Investor B................       6,538       2,571       1,008         1,443
 Investor C................         230         204           7            38
 Institutional.............     284,511      97,194     139,701       248,215
                               --------    --------    --------      --------
   Total...................    $327,143    $115,010    $157,453      $275,669
                               ========    ========    ========      ========
Outstanding units of
 beneficial interest
 (shares)
 Investor A................       2,839       1,191       1,721         2,589
 Investor B................         524         213         105           144
 Investor C................          18          16           1             4
 Institutional.............      22,380       7,752      14,364        24,741
                               --------    --------    --------      --------
   Total...................      25,761       9,172      16,191        27,478
                               ========    ========    ========      ========
Net asset value
 Investor A -- redemption
  price per share..........      $12.63      $12.54       $9.73        $10.03
                                 ======      ======       =====        ======
 Investor B -- offering
  price per share*.........      $12.46      $12.54       $9.72        $10.00
                                 ======      ======       =====        ======
 Investor C -- offering
  price per share*.........      $12.75      $12.47       $9.54         $9.85
                                 ======      ======       =====         =====
 Institutional -- offering
  and redemption price per
  share....................      $12.71      $12.54       $9.73        $10.03
                                 ======      ======       =====        ======
Maximum Sales Charge
 (Investor A)..............        4.50%       4.50%       3.00%         4.00%
                                 ======      ======      ======        ======
Maximum Offering Price
 (100%/(100%--Maximum Sales
 Charge) of net asset value
 adjusted to nearest cent)
 per share (Investor A)....      $13.23      $13.13      $10.03        $10.45
                                 ======      ======      ======        ======
Investments, at cost.......    $287,453    $ 98,348    $153,850      $266,426
                               ========    ========    ========      ========

-------
*Redemption price per share varies by length of time shares are held.

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
                                                                     (Unaudited)



                                      (Amounts in Thousands except Per Share
                                                     Amounts)

                                         U.S.                         MICHIGAN
                                      GOVERNMENT           MUNICIPAL  MUNICIPAL
                                        INCOME     BOND      BOND       BOND
                                         FUND      FUND      FUND       FUND
                                      ---------- --------  ---------  ---------
ASSETS:
Investments, at value...............   $186,862  $484,480  $146,006   $222,417
Repurchase agreements...............        202    76,562
                                       --------  --------  --------   --------
                                        187,064   561,042   146,006    222,417
Cash
Interest receivable.................      2,235     7,785     2,805      3,476
Receivable from brokers for
 investments sold...................        466
Receivable for capital shares
 issued.............................         13        11        14         22
Prepaid expenses and other assets...                    2         1          3
                                       --------  --------  --------   --------
TOTAL ASSETS........................    189,778   568,840   148,826    225,918
                                       --------  --------  --------   --------
LIABILITIES:
Cash overdraft......................                             43         24
Payable to brokers for investments
 purchased..........................         77
Payable for capital shares redeemed.         56         9                    3
Accrued expenses and other payables:
 Investment advisory fees...........          7        33         7         10
 Administration fees................         13        39         7         10
 12b-1 fees (Investor A)............         11         4         2          8
 12b-1 fees (Investor B)............          9         1                    2
 Accounting and transfer agent
  fees..............................         22        22        10         15
 Other..............................         10        32         8         12
                                       --------  --------  --------   --------
TOTAL LIABILITIES...................        205       140        77         84
                                       --------  --------  --------   --------
NET ASSETS:
Capital.............................    194,345   568,101   142,118    212,375
Undistributed (distributions in
 excess of) net investment income...        (36)      555       (17)         2
Net unrealized appreciation from
 investments........................      2,369    13,564     6,858     13,204
Accumulated undistributed net
 realized gains (losses) from
 investment transactions............     (7,105)  (13,520)     (210)       253
                                       --------  --------  --------   --------
NET ASSETS..........................   $189,573  $568,700  $148,749   $225,834
                                       ========  ========  ========   ========
Net Assets
 Investor A.........................   $ 53,047  $ 18,720  $ 10,589   $ 38,600
 Investor B.........................     14,130     2,303       482      2,951
 Investor C.........................         30        91
 Institutional......................    122,366   547,586   137,678    184,283
                                       --------  --------  --------   --------
   Total............................   $189,573  $568,700  $148,749   $225,834
                                       ========  ========  ========   ========
Outstanding units of beneficial
 interest (shares)
 Investor A.........................      5,556     1,885       987      3,487
 Investor B.........................      1,484       231        45        266
 Investor C.........................          3         9
 Institutional......................     12,811    54,870    12,840     16,636
                                       --------  --------  --------   --------
   Total............................     19,854    56,995    13,872     20,389
                                       ========  ========  ========   ========
Net asset value
 Investor A -- redemption price per
  share.............................      $9.55    $ 9.93    $10.72     $11.07
                                          =====    ======    ======     ======
 Investor B -- offering price per
  share*............................      $9.52    $ 9.94    $10.69     $11.07
                                          =====    ======    ======     ======
 Investor C -- offering price per
  share*............................      $9.49    $ 9.89
                                          =====    ======
 Institutional -- offering and
  redemption price per share........      $9.55    $ 9.98    $10.72     $11.08
                                          =====    ======    ======     ======
Maximum Sales Charge (Investor A)...       4.00%     4.00%     4.00%      4.00%
                                          =====    ======    ======     ======
Maximum Offering Price (100%/(100%--
 Maximum Sales Charge) of net asset
 value adjusted to nearest cent) per
 share (Investor A).................      $9.95    $10.34    $11.17     $11.53
                                          =====    ======    ======     ======
Investments, at cost................   $184,696  $547,479  $139,148   $209,212
                                       ========  ========  ========   ========

-------
*Redemption price per share varies by length of time shares are held.

See notes to financial statements.

-------------------------------------------------------------------------------
Statements of Operations

--------------------------------------------------------------------------------
The Parkstone Group of Funds          For the six months ended December 31, 1995
                                                                     (Unaudited)

                                             (Amounts in Thousands)
                                      PRIME    U.S. GOVERNMENT           TAX-
                                   OBLIGATIONS   OBLIGATIONS   TREASURY  FREE
                                      FUND          FUND         FUND    FUND
                                   ----------- --------------- -------- ------
INVESTMENT INCOME:
Interest income...................   $22,497       $12,052      $8,723  $3,052
                                     -------       -------      ------  ------
TOTAL INCOME......................    22,497        12,052       8,723   3,052
                                     -------       -------      ------  ------
EXPENSES:
Investment advisory fees..........     1,533           827         597     320
Administration fees...............       767           413         298     160
12b-1 fees (Investor A)...........       158           233         132      67
Custodian and accounting fees.....       113            60          49      27
Legal and audit fees..............        23            10          10       2
Trustees' fees and expenses.......         5             2           2       1
Transfer agent fees...............        29            19          15      15
Registration and filing fees......        19            10          27       8
Printing costs....................        24            12           8       5
Interest expense..................                                  78
Other.............................         6             3           2       1
Expenses voluntarily reduced......      (178)         (185)       (230)    (57)
                                     -------       -------      ------  ------
TOTAL EXPENSES....................     2,499         1,404         988     549
                                     -------       -------      ------  ------
Net Investment Income.............    19,998        10,648       7,735   2,503
                                     -------       -------      ------  ------
REALIZED GAINS(LOSSES) FROM
INVESTMENTS:
Net realized gains(losses) from
 investment transactions..........        (5)                       10       3
                                     -------       -------      ------  ------
Net realized gains(losses) from
 investments......................        (5)                       10       3
                                     -------       -------      ------  ------
Change in net assets resulting
 from operations..................   $19,993       $10,648      $7,745  $2,506
                                     =======       =======      ======  ======

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations

--------------------------------------------------------------------------------
The Parkstone Group of Funds          For the six months ended December 31, 1995
                                                                     (Unaudited)

                                           (Amounts in Thousands)

                              HIGH INCOME     LARGE                   SMALL
                                EQUITY    CAPITALIZATION EQUITY   CAPITALIZATION
                                 FUND        FUND (A)     FUND         FUND
                              ----------- -------------- -------  --------------
INVESTMENT INCOME:
Interest income.............    $ 1,689        $ 4       $   897     $   735
Dividend income.............      6,087                    1,955         245
Foreign tax withholding.....        (37)                      (4)
                                -------        ---       -------     -------
TOTAL INCOME................      7,739          4         2,848         980
                                -------        ---       -------     -------
EXPENSES:
Investment advisory fees....      2,152          2         4,062       2,562
Administration fees.........        430                      812         512
12b-1 fees (Investor A).....         93                       63         107
12b-1 fees (Investor B).....         40                       40          70
12b-1 fees (Investor C).....                                   2           2
Custodian and accounting
 fees.......................         84                      154          97
Legal and audit fees........         13                       27          16
Trustees' fees and expenses.          3                        6           3
Transfer agent fees.........         84                       99          95
Registration and filing
 fees.......................         15                       25          16
Printing costs..............         23                       46          28
Other.......................         13                       16          21
Expenses voluntarily
 reduced....................        (18)                     (27)        (30)
                                -------        ---       -------     -------
TOTAL EXPENSES..............      2,932          2         5,325       3,499
                                -------        ---       -------     -------
Net Investment Income
 (Loss).....................      4,807          2        (2,477)     (2,519)
                                -------        ---       -------     -------
REALIZED/UNREALIZED GAINS
FROM INVESTMENTS:
Net realized gains from
 investment transactions....     22,874                   23,688      33,685
Change in unrealized
 appreciation from
 investments................     30,023         31        74,745      46,895
                                -------        ---       -------     -------
Net realized/unrealized
 gains from investments.....     52,897         31        98,433      80,580
                                -------        ---       -------     -------
Change in net assets
 resulting from operations..    $57,704        $33       $95,956     $78,061
                                =======        ===       =======     =======

-------
(a) For the period from December 28, 1995 (commencement of operations) through December 31, 1995.

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations

--------------------------------------------------------------------------------
The Parkstone Group of Funds          For the six months ended December 31, 1995
                                                                     (Unaudited)

                                               (Amounts in Thousands)

                                                           LIMITED  INTERMEDIATE
                                    INTERNATIONAL          MATURITY  GOVERNMENT
                                      DISCOVERY   BALANCED   BOND   OBLIGATIONS
                                        FUND        FUND     FUND       FUND
                                    ------------- -------- -------- ------------
INVESTMENT INCOME:
Interest income...................     $   667     $1,918   $5,756    $ 9,213
Dividend income...................       2,001        148
Foreign tax withholding...........        (106)        (2)
                                       -------     ------   ------    -------
TOTAL INCOME......................       2,562      2,064    5,756      9,213
                                       -------     ------   ------    -------
EXPENSES:
Investment advisory fees..........       1,898        553      456      1,029
Administration fees...............         320        111      124        278
12b-1 fees (Investor A)...........          44         17       23         33
12b-1 fees (Investor B)...........          31         10        4          6
12b-1 fees (Investor C)...........           1          1
Custodian and accounting fees.....         181         38       40         57
Legal and audit fees..............           9          3        5          9
Trustees' fees and expenses.......           2          1        1          2
Transfer agent fees...............          76         51       50         58
Registration and filing fees......          16         13       13         13
Printing costs....................          18          4        9         15
Interest expense..................                                          7
Other.............................          10          3        2          4
Expenses voluntarily reduced......         (36)      (143)     (22)      (130)
                                       -------     ------   ------    -------
TOTAL EXPENSES....................       2,570        662      705      1,381
                                       -------     ------   ------    -------
Net Investment Income (Loss)......          (8)     1,402    5,051      7,832
                                       -------     ------   ------    -------
REALIZED/UNREALIZED GAINS (LOSSES)
FROM INVESTMENTS
 AND FOREIGN CURRENCIES:
Net realized gains (losses) from
 investment transactions and
 foreign currency transactions....       5,102      5,676     (362)     4,157
Net change in unrealized
 appreciation from investments and
 translation of assets and
 liabilities in foreign
 securities.......................       5,500      2,595    1,644        216
                                       -------     ------   ------    -------
Net realized/unrealized gains from
 investments......................      10,602      8,271    1,282      4,373
                                       -------     ------   ------    -------
Change in net assets resulting
 from operations..................     $10,594     $9,673   $6,333    $12,205
                                       =======     ======   ======    =======

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations

--------------------------------------------------------------------------------
The Parkstone Group of Funds          For the six months ended December 31, 1995
                                                                     (Unaudited)

                                                (Amounts in Thousands)

                                           U.S.                       MICHIGAN
                                        GOVERNMENT          MUNICIPAL MUNICIPAL
                                          INCOME    BOND      BOND      BOND
                                           FUND     FUND      FUND      FUND
                                        ---------- -------  --------- ---------
INVESTMENT INCOME:
Interest income........................   $7,887   $18,975   $3,606    $ 5,978
                                          ------   -------   ------    -------
TOTAL INCOME...........................    7,887    18,975    3,606      5,978
                                          ------   -------   ------    -------
EXPENSES:
Investment advisory fees...............      665     2,036      549        831
Administration fees....................      180       550      149        225
12b-1 fees (Investor A)................       65        23       14         48
12b-1 fees (Investor B)................       57         9        3         13
Custodian and accounting fees..........       48       111       39         54
Legal and audit fees...................        5        18        4          6
Trustees' fees and expenses............        1         3        1          1
Transfer agent fees....................       72        56       34         47
Registration and filing fees...........       14        16       24          6
Printing costs.........................       10        31        9         10
Interest expense.......................                 27
Other..................................       16         6        2          4
Expenses voluntarily reduced...........     (322)     (257)    (230)      (331)
                                          ------   -------   ------    -------
TOTAL EXPENSES.........................      811     2,629      598        914
                                          ------   -------   ------    -------
Net Investment Income..................    7,076    16,346    3,008      5,064
                                          ------   -------   ------    -------
REALIZED/UNREALIZED GAINS FROM
INVESTMENTS:
Net realized gains from investment
 transactions..........................      520    16,501      753        699
Net change in unrealized appreciation
 (depreciation) from investments.......    2,211      (312)   3,924      6,546
                                          ------   -------   ------    -------
Net realized/unrealized gains from
 investments...........................    2,731    16,189    4,677      7,245
                                          ------   -------   ------    -------
Change in net assets resulting from
 operations............................   $9,807   $32,535   $7,685    $12,309
                                          ======   =======   ======    =======

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                             (Amounts in Thousands)
                            PRIME OBLIGATIONS       U.S. GOVERNMENT
                                  FUND              OBLIGATIONS FUND          TREASURY FUND            TAX-FREE FUND
                          ---------------------  ----------------------  ------------------------  ----------------------
                           SIX MONTHS    YEAR     SIX MONTHS    YEAR      SIX MONTHS     YEAR       SIX MONTHS    YEAR
                             ENDED      ENDED       ENDED       ENDED       ENDED        ENDED        ENDED       ENDED
                          DECEMBER 31, JUNE 30,  DECEMBER 31, JUNE 30,   DECEMBER 31,  JUNE 30,    DECEMBER 31, JUNE 30,
                              1995       1995        1995       1995         1995        1995          1995       1995
                          ------------ --------  ------------ ---------  ------------ -----------  ------------ ---------
                          (UNAUDITED)            (UNAUDITED)             (UNAUDITED)               (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income..   $  19,998   $ 34,513   $  10,648   $  16,485   $   7,735   $    10,249   $   2,503   $   3,952
 Net realized gains
  (losses) from
  investment
  transactions..........          (5)        20                      12          10             6           3          10
                           ---------   --------   ---------   ---------   ---------   -----------   ---------   ---------
Change in net assets
 resulting from
 operations.............      19,993     34,533      10,648      16,497       7,745        10,255       2,506       3,962
                           ---------   --------   ---------   ---------   ---------   -----------   ---------   ---------
DISTRIBUTIONS TO
 INVESTOR A
 SHAREHOLDERS:
 From net investment
  income................      (3,241)    (4,827)     (4,754)     (7,441)     (2,701)       (4,272)       (819)     (1,390)
 From net realized gains
  from investment
  transactions..........          (1)                                            (9)                       (4)        (15)
DISTRIBUTIONS TO
 INSTITUTIONAL
 SHAREHOLDERS:
 From net investment
  income................     (16,757)   (29,686)     (5,894)     (9,043)     (5,034)       (5,977)     (1,684)     (2,561)
 From net realized gains
  from investment
  transactions..........          (4)                                           (15)                       (9)        (24)
                           ---------   --------   ---------   ---------   ---------   -----------   ---------   ---------
Change in net assets
 from shareholder
 distributions..........     (20,003)   (34,513)    (10,648)    (16,484)     (7,759)      (10,249)     (2,516)     (3,990)
                           ---------   --------   ---------   ---------   ---------   -----------   ---------   ---------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................     601,147    677,876     548,365     880,061     797,774     1,281,668     215,437     326,347
 Dividends reinvested...       3,132      4,182         791       1,106         177            55         417         659
 Cost of shares
  redeemed..............    (538,478)   600,435    (549,951)   (849,530)   (803,822)   (1,116,696)   (174,316)   (316,109)
                           ---------   --------   ---------   ---------   ---------   -----------   ---------   ---------
Change in net assets
 from share
 transactions...........      65,801     81,623        (795)     31,637      (5,871)      165,047      41,538      10,987
                           ---------   --------   ---------   ---------   ---------   -----------   ---------   ---------
Change in net assets....      65,791     81,643        (795)     31,650      (5,885)      165,053      41,528      10,869
NET ASSETS:
 Beginning of period....     748,945    667,302     396,744     365,094     297,623       132,570     143,590     132,721
                           ---------   --------   ---------   ---------   ---------   -----------   ---------   ---------
 End of period..........   $ 814,736   $748,945   $ 395,949   $ 396,744   $ 291,738   $   297,623   $ 185,118   $ 143,590
                           =========   ========   =========   =========   =========   ===========   =========   =========

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                   (Amounts in Thousands)
                                                      LARGE
                            HIGH INCOME EQUITY    CAPITALIZATION                          SMALL CAPITALIZATION
                                   FUND                FUND           EQUITY FUND                 FUND
                          ----------------------  -------------- ----------------------  ----------------------
                           SIX MONTHS    YEAR     DECEMBER 28,    SIX MONTHS    YEAR      SIX MONTHS    YEAR
                             ENDED       ENDED       1995 TO        ENDED       ENDED       ENDED       ENDED
                          DECEMBER 31, JUNE 30,    DECEMBER 31,  DECEMBER 31, JUNE 30,   DECEMBER 31, JUNE 30,
                              1995       1995        1995(A)         1995       1995         1995       1995
                          ------------ ---------  -------------- ------------ ---------  ------------ ---------
                          (UNAUDITED)              (UNAUDITED)   (UNAUDITED)             (UNAUDITED)
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income
  (loss)................   $   4,807   $  11,977     $     2      $  (2,477)  $  (4,198)  $  (2,519)  $  (4,148)
 Net realized gains from
  investment
  transactions..........      22,874         255                     23,688      18,813      33,685      40,503
 Net change in
  unrealized
  appreciation from
  investments...........      30,023      29,556          31         74,745     128,902      46,895     103,203
                           ---------   ---------     -------      ---------   ---------   ---------   ---------
Change in net assets
 resulting from
 operations.............      57,704      41,788          33         95,956     143,517      78,061     139,558
                           ---------   ---------     -------      ---------   ---------   ---------   ---------
DISTRIBUTIONS TO INVESTOR A
 SHAREHOLDERS:
 From net investment
  income................        (741)     (1,930)
 In excess of net
  investment income.....                     (69)
 From net realized gains
  from investment
  transactions..........      (2,095)                                (1,837)     (1,198)    (11,580)     (4,943)
 In excess of net
  realized gains from
  investment
  transactions..........                                                         (2,479)
DISTRIBUTIONS TO INVESTOR B
 SHAREHOLDERS:
 From net investment
  income................         (50)       (103)
 In excess of net
  investment income.....                      (7)
 From net realized gains
  from investment
  transactions..........        (244)                                  (333)        (90)     (1,973)       (394)
 In excess of net
  realized gains from
  investment
  transactions..........                                                           (184)
DISTRIBUTIONS TO INVESTOR C
 SHAREHOLDERS:
 From net realized gains
  from investment
  transactions..........          (2)                                   (14)                    (67)
DISTRIBUTIONS TO
 INSTITUTIONAL
 SHAREHOLDERS:
 From net investment
  income................      (3,958)     (9,943)
 In excess of net
  investment income.....                    (312)
 From net realized gains
  from investment
  transactions..........      (9,595)                               (26,657)    (17,525)    (52,159)    (29,924)
 In excess of net
  realized gains from
  investment
  transactions..........                                                        (35,212)
                           ---------   ---------     -------      ---------   ---------   ---------   ---------
Change in net assets
 from shareholder
 distributions..........     (16,685)    (12,364)                   (28,841)    (56,688)    (65,779)    (35,261)
                           ---------   ---------     -------      ---------   ---------   ---------   ---------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................      20,163      66,329      20,563         97,392     137,701     241,082     164,265
 Dividends reinvested...       5,994       4,353                     20,862      41,955      47,100      24,703
 Cost of shares
  redeemed..............     (60,444)   (111,205)                  (101,913)   (104,120)   (195,878)   (172,678)
                           ---------   ---------     -------      ---------   ---------   ---------   ---------
Change in net assets
 from share
 transactions...........     (34,287)    (40,523)     20,563         16,341      75,536      92,304      16,290
                           ---------   ---------     -------      ---------   ---------   ---------   ---------
Change in net assets....       6,732     (11,099)     20,596         83,456     162,365     104,586     120,587
NET ASSETS:
 Beginning of period....     424,383     435,482                    733,349     570,984     436,933     316,346
                           ---------   ---------     -------      ---------   ---------   ---------   ---------
 End of period..........   $ 431,115   $ 424,383     $20,596      $ 816,805   $ 733,349   $ 541,519   $ 436,933
                           =========   =========     =======      =========   =========   =========   =========

-------
(a) Period from commencement of operations.

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                (Amounts in Thousands)

                          INTERNATIONAL DISCOVERY                              LIMITED MATURITY
                                   FUND                   BALANCED FUND            BOND FUND
                          --------------------------  ---------------------  ---------------------
                           SIX MONTHS      YEAR        SIX MONTHS    YEAR     SIX MONTHS    YEAR
                              ENDED        ENDED         ENDED      ENDED       ENDED      ENDED
                          DECEMBER 31,   JUNE 30,     DECEMBER 31, JUNE 30,  DECEMBER 31, JUNE 30,
                              1995         1995           1995       1995        1995       1995
                          -------------  -----------  ------------ --------  ------------ --------
                           (UNAUDITED)                (UNAUDITED)            (UNAUDITED)
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income
  (loss)................    $        (8) $     1,251    $  1,402   $  2,511    $  5,051   $ 10,317
 Net realized gains
  (losses) from
  investment and foreign
  currency transactions.          5,102      (10,452)      5,676        200        (362)    (2,451)
 Net change in
  unrealized
  appreciation from
  investments and
  translation of assets
  and liabilities in
  foreign currencies....          5,500        2,814       2,595     13,788       1,644      4,315
                            -----------  -----------    --------   --------    --------   --------
Change in net assets
 resulting from
 operations.............         10,594       (6,387)      9,673     16,499       6,333     12,181
                            -----------  -----------    --------   --------    --------   --------
DISTRIBUTIONS TO
 INVESTOR A
 SHAREHOLDERS:
 From net investment
  income................            (30)                    (182)      (311)       (596)    (1,254)
 In excess of net
  investment income.....                                                 (2)
 From net realized gains
  from investment and
  foreign currency
  transactions..........                                    (668)       (10)        (63)
 In excess of net
  realized gains from
  investment and foreign
  current transactions..                      (1,732)                  (164)
DISTRIBUTIONS TO
 INVESTOR B
 SHAREHOLDERS:
 From net investment
  income................                                     (18)       (16)        (28)       (40)
 From net realized gains
  from investment and
  foreign currency
  transactions..........                                    (119)        (5)         (4)
 In excess of net
  realized gains from
  investment and foreign
  currency transactions.                        (193)                    (8)
DISTRIBUTIONS TO
 INVESTOR C
 SHAREHOLDERS:
 From net investment
  income................                                      (1)
 From net realized gains
  from investment and
  foreign currency
  transactions..........                                      (9)
DISTRIBUTIONS TO
 INSTITUTIONAL
 SHAREHOLDERS:
 From net investment
  income................           (771)                  (1,357)    (2,184)     (4,902)    (8,886)
 From net realized gains
  from investment and
  foreign currency
  transactions..........                                  (4,422)      (185)       (525)
 In excess of net
  realized gains from
  investment and foreign
  currency transactions.                     (12,641)                  (950)
                            -----------  -----------    --------   --------    --------   --------
Change in net assets
 from shareholder
 distributions..........           (801)     (14,566)     (6,776)    (3,835)     (6,118)   (10,180)
                            -----------  -----------    --------   --------    --------   --------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................         91,337       96,444      19,249     29,144      15,621     41,873
 Dividends reinvested...            444        8,884       5,563      3,015       2,763      4,729
 Cost of shares
  redeemed..............        (78,969)     (80,612)    (16,247)   (25,347)    (22,749)   (69,214)
                            -----------  -----------    --------   --------    --------   --------
Change in net assets
 from share
 transactions...........         12,812       24,716       8,565      6,812      (4,365)   (22,612)
                            -----------  -----------    --------   --------    --------   --------
Change in net assets....         22,605        3,763      11,462     19,476      (4,150)   (20,611)
NET ASSETS:
 Beginning of period....        304,538      300,775     103,548     84,072     161,603    182,214
                            -----------  -----------    --------   --------    --------   --------
 End of period..........    $   327,143  $   304,538    $115,010   $103,548    $157,453   $161,603
                            ===========  ===========    ========   ========    ========   ========

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                               (Amounts in Thousands)
                          INTERMEDIATE GOVERNMENT        U.S. GOVERNMENT
                             OBLIGATIONS FUND              INCOME FUND             BOND FUND
                          --------------------------  ---------------------  ---------------------
                           SIX MONTHS      YEAR        SIX MONTHS    YEAR     SIX MONTHS    YEAR
                              ENDED        ENDED         ENDED      ENDED       ENDED      ENDED
                          DECEMBER 31,   JUNE 30,     DECEMBER 31, JUNE 30,  DECEMBER 31, JUNE 30,
                              1995         1995           1995       1995        1995       1995
                          -------------  -----------  ------------ --------  ------------ --------
                           (UNAUDITED)                (UNAUDITED)            (UNAUDITED)
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income..    $     7,832  $    15,676    $  7,076   $ 12,830    $ 16,346   $ 32,344
 Net realized gains
  (losses) from
  investment
  transactions..........          4,157       (3,520)        520     (6,429)     16,501     (4,835)
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........            216       11,732       2,211      6,500        (312)    28,130
                            -----------  -----------    --------   --------    --------   --------
Change in net assets
 resulting from
 operations.............         12,205       23,888       9,807     12,901      32,535     55,639
                            -----------  -----------    --------   --------    --------   --------
DISTRIBUTIONS TO
 INVESTOR A
 SHAREHOLDERS:
 From net investment
  income................           (723)      (1,599)     (2,036)    (3,566)       (530)    (1,111)
 In excess of net
  investment income.....                         (11)                                          (13)
 From net realized gains
  from investment
  transactions..........           (134)                                            (26)
 Tax return of capital..                         (12)                  (409)
DISTRIBUTIONS TO
 INVESTOR B
 SHAREHOLDERS:
 From net investment
  income................            (34)         (36)       (401)      (307)        (44)       (47)
 From net realized gains
  from investment
  transactions..........                                                             (3)
 Tax return of capital..                                                (36)
DISTRIBUTIONS TO
 INVESTOR C
 SHAREHOLDERS:
 From net investment
  income................             (1)                      (1)                    (2)
DISTRIBUTIONS TO
 INSTITUTIONAL
 SHAREHOLDERS:
 From net investment
  income................         (7,100)     (14,041)     (4,674)    (7,592)    (16,153)   (31,186)
 In excess of net
  investment income.....                         (11)                                         (187)
 From net realized gains
  from investment
  transactions..........         (1,273)                                           (759)
 Tax return of capital..                        (101)                  (870)
                            -----------  -----------    --------   --------    --------   --------
Change in net assets
 from shareholder
 distributions..........         (9,265)     (15,811)     (7,112)   (12,780)    (17,517)   (32,544)
                            -----------  -----------    --------   --------    --------   --------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................         28,366       42,567      30,467     45,990      61,068     78,680
 Dividends reinvested...          2,713        4,590       1,935      3,618      12,430     22,255
 Cost of shares
  redeemed..............        (36,026)     (95,427)    (15,153)   (38,420)    (47,935)   (84,690)
                            -----------  -----------    --------   --------    --------   --------
Change in net assets
 from share
 transactions...........         (4,947)     (48,270)     17,249     11,188      25,563     16,245
                            -----------  -----------    --------   --------    --------   --------
Change in net assets....         (2,007)     (40,193)     19,944     11,309      40,581     39,340
NET ASSETS:
 Beginning of period....        277,676      317,869     169,629    158,320     528,119    488,779
                            -----------  -----------    --------   --------    --------   --------
 End of period..........    $   275,669  $   277,676    $189,573   $169,629    $568,700   $528,119
                            ===========  ===========    ========   ========    ========   ========

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                         (Amounts in Thousands)

                                                   MICHIGAN MUNICIPAL
                              MUNICIPAL FUND            BOND FUND
                           ---------------------  ---------------------
                            SIX MONTHS    YEAR     SIX MONTHS    YEAR
                              ENDED      ENDED       ENDED      ENDED
                           DECEMBER 31, JUNE 30,  DECEMBER 31, JUNE 30,
                               1995       1995        1995       1995
                           ------------ --------  ------------ --------
                           (UNAUDITED)            (UNAUDITED)
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
  Net investment income..    $  3,008   $  6,302    $  5,064   $ 10,282
  Net realized gains
   (losses) from
   investment
   transactions..........         753       (907)        699        360
  Net change in
   unrealized
   appreciation from
   investments...........       3,924      4,443       6,546      3,956
                             --------   --------    --------   --------
Change in net assets
 resulting from
 operations..............       7,685      9,838      12,309     14,598
                             --------   --------    --------   --------
DISTRIBUTIONS TO INVESTOR A
 SHAREHOLDERS:
  From net investment
   income................        (212)      (495)       (837)    (1,798)
  In excess of net
   investment income.....                    (11)                   (44)
  From net realized gains
   from investment
   transactions..........                   (211)       (125)
  Tax return of capital..                     (4)
DISTRIBUTIONS TO INVESTOR B
 SHAREHOLDERS:
  From net investment
   income................          (8)       (12)        (48)       (68)
  In excess of net
   investment income.....                                            (2)
  From net realized gains
   from investment
   transactions..........                                 (9)
  In excess of net
   realized gains from
   investment
   transactions..........                    (6)
DISTRIBUTIONS TO
 INSTITUTIONAL
 SHAREHOLDERS:
  From net investment
   income................      (2,805)    (5,795)     (4,198)    (8,416)
  In excess of net
   investment income.....                    (98)                  (188)
  From net realized gains
   from investment
   transactions..........          (4)                  (591)
  In excess of net
   realized gains from
   investment
   transactions..........                 (2,311)
  Tax return of capital..                    (46)
                             --------   --------    --------   --------
Change in net assets from
 shareholder
 distributions...........      (3,029)    (8,989)     (5,808)   (10,516)
                             --------   --------    --------   --------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued................      12,230     24,195      19,347     31,191
  Dividends reinvested...         345      1,186       1,197      2,615
  Cost of shares
   redeemed..............     (15,091)   (40,790)    (17,423)   (46,233)
                             --------   --------    --------   --------
Change in net assets from
 share transactions......      (2,516)   (15,409)      3,121    (12,427)
                             --------   --------    --------   --------
Change in net assets.....       2,140    (14,560)      9,622     (8,345)
NET ASSETS:
  Beginning of period....     146,609    161,169     216,212    224,557
                             --------   --------    --------   --------
  End of period..........    $148,749   $146,609    $225,834   $216,212
                             ========   ========    ========   ========

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Prime Obligations Fund                                               (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                            COST
 --------- ---------------------------------------------------------   ---------

 BANKERS ACCEPTANCES (0.6%):
   5,000   Wachovia Bank,...........................................   $  4,998
                                                                       --------
  Total Bankers Acceptances                                               4,998
                                                                       --------
 CERTIFICATES OF DEPOSIT (5.3%):
 Banking ( 2.1%)
   7,000   Bank of Nova Scotia, 5.76%, 1/30/96......................      7,000
   3,000   Bank of Nova Scotia, Portland,
            5.70%, 2/14/96..........................................      3,000
   7,000   Huntington National Bank,
            5.85%, 11/13/96.........................................      7,000
                                                                       --------
                                                                         17,000
                                                                       --------
 Foreign Banking (2.6%):
   7,000   Bayerische Hypoteken Und Wechsel Bank, 5.68%, 3/22/96....      6,998
   7,000   Rabobank, 5.64%, 1/17/96.................................      7,000
   7,000   West Deutsche Landesbank,
            5.62%, 1/11/96..........................................      7,000
                                                                       --------
                                                                         20,998
                                                                       --------
 Financial Services (0.6%):
   5,000   Rabobank NY, 5.81%, 4/2/96...............................      5,001
                                                                       --------
  Total Certificates of Deposit                                          42,999
                                                                       --------
 COMMERCIAL PAPER (72.7%):
 Agriculture (1.2%):
   5,000   Cargill Corp., 5.66%, 2/14/96............................      4,965
   5,000   Cargill Corp., 5.47%, 1/5/96.............................      4,997
                                                                       --------
                                                                          9,962
                                                                       --------
 Aircraft (0.9%):
   7,000   International Lease Financial,
            5.72%, 1/8/96...........................................      6,992
                                                                       --------
 Automotive (0.6%):
   5,000   Echlin, Inc., 5.75%, 1/19/96.............................      4,986
                                                                       --------
 Banking (6.3%):
   7,000   Bank America Corp., 5.72%, 1/31/96.......................      6,967
   5,000   Chemical Bank, 5.60%, 1/4/96.............................      4,997
   5,000   Chemical Bank, NY, 5.59%, 4/2/96.........................      4,928
   7,000   Commerzbank International,
            5.70%, 1/10/96..........................................      6,990
   7,000   Internationale Nederlanden,
            5.67%, 2/13/96..........................................      6,953
   7,000   Kingdom of Sweden, 5.36%, 4/2/96.........................      6,902
   7,000   Pemex Capital Inc., 5.70%, 2/13/96.......................      6,952
   7,000   Svenska Handelsbanken, 5.68%, 2/9/96.....................      6,957
                                                                       --------
                                                                         51,646
                                                                       --------
 Banking & Financial Services (0.9%):
   7,000   Den Dansk Corp., Inc., 5.60%, 3/5/96.....................      6,930
                                                                       --------

 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                            COST
 --------- ---------------------------------------------------------   ---------

 COMMERCIAL PAPER, CONTINUED:
 Foreign Banking & Financial Services (8.0%):
   7,000   Australia & New Zealand Banking Group, 5.70%, 2/5/96.....   $  6,961
   4,700   Banque Nationale De Paris (Canada), 5.65%, 1/16/96.......      4,689
   3,200   Banque Nationale De Paris (Canada), 5.65%, 1/19/96.......      3,191
   4,000   Barclays Bank, Canada, 5.59%, 3/1/96.....................      3,963
   7,000   Canadian Wheat Board, 5.59%, 2/6/96......................      6,961
   7,000   Den Danske Corp., 5.64%, 4/10/96.........................      6,890
   7,000   International Nederlanden Bank,
            5.60%, 2/28/96..........................................      6,937
   7,000   Kredietbank N.A. Finance Corp.,
            5.70%, 1/29/96..........................................      6,969
   7,000   Kredietbank N.V., 5.75%, 1/5/96..........................      6,996
   7,000   Svenska Handelsbanken, 5.61%, 2/2/96.....................      6,965
   5,000   Toronto Dominion Holdings,
            5.59%, 2/1/96...........................................      4,976
                                                                       --------
                                                                         65,498
                                                                       --------
 Basic Industry (0.6%):
   5,000   Hanson Finance, PLC, 5.65%, 2/29/96......................      4,954
                                                                       --------
 Business Services (0.9%):
   7,000   Xerox Corp., 5.57%, 3/28/96..............................      6,906
                                                                       --------
 Chemicals (1.7%):
   5,000   Air Products & Chemicals, 5.59%, 4/4/96..................      4,928
   5,000   Hercules, Inc., 5.68%, 2/16/96...........................      4,964
   4,000   Takeda Finance U.S.A., Inc.,
            5.65%, 3/20/96..........................................      3,950
                                                                       --------
                                                                         13,842
                                                                       --------
 Computer Hardware (0.9%):
   7,000   IBM Credit Corp., 5.76%, 1/16/96.........................      6,983
                                                                       --------
 Diversified (2.2%):
   7,000   Mitsubishi International Corp.,
            5.63%, 3/8/96...........................................      6,927
   4,090   Pacific Dunlop Holdings, Inc.,
            5.40%, 5/31/96..........................................      3,997
   7,000   Pearson, Inc., 5.75%, 1/16/96............................      6,983
                                                                       --------
                                                                         17,907
                                                                       --------
 Education (2.1%):
   7,000   Columbia University, 5.72%, 1/31/96......................      6,967
   3,000   Columbia University, 5.60%, 3/11/96......................      2,967
   7,000   Yale University, 5.65%, 2/29/96..........................      6,935
                                                                       --------
                                                                         16,869
                                                                       --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Prime Obligations Fund                                               (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                            COST
 --------- ---------------------------------------------------------   ---------

 COMMERCIAL PAPER, CONTINUED:
 Electric Utility (5.0%):
   4,465   Allegheny Power Systems Inc.,
            5.63%, 2/28/96..........................................   $  4,425
   7,000   Electricite De France, 5.61%, 4/4/96.....................      6,897
   3,740   Georgia Power Co., 5.61%, 3/6/96.........................      3,702
   5,000   Pacificorp, 5.70%, 2/9/96................................      4,969
   7,000   Southern Co., 5.70%, 1/22/96.............................      6,977
   7,000   Southern Co., 5.68%, 2/9/96..............................      6,957
   7,000   Teco Finance, Inc., 5.64%, 2/22/96.......................      6,942
                                                                       --------
                                                                         40,869
                                                                       --------
 Electrical & Electronic (1.7%):
   7,000   Avnet, 5.68%, 3/1/96.....................................      6,934
   7,000   General Electric Capital Corp.,
            5.58%, 4/8/96...........................................      6,894
                                                                       --------
                                                                         13,828
                                                                       --------
 Financial & Insurance (0.9%):
   7,000   Avco Financial Services Inc.,
            5.67%, 2/15/96..........................................      6,950
                                                                       --------
 Financial Services (15.9%):
   5,000   American Express, 5.66%, 2/23/96.........................      4,958
   7,000   American Express, 5.59%, 4/23/96.........................      6,877
   7,000   American General Corp., 5.68%, 1/16/96...................      6,983
   7,000   Associates Corp., 5.68%, 2/5/96..........................      6,961
   7,000   Bear Stearns, 5.70%, 4/17/96.............................      6,883
   5,000   BTR Dunlop Finance, Inc.,
            5.65%, 2/16/96..........................................      4,964
   7,000   CS First Boston, 5.64%, 1/9/96...........................      6,991
   7,000   Dean Witter, Discover & Co.,
            5.68%, 2/15/96..........................................      6,951
   7,000   Dean Witter, Discover & Co.,
            5.70%, 1/30/96..........................................      6,968
   7,000   Goldman Sachs, 5.60%, 3/14/96............................      6,921
   7,000   Goldman Sachs, 5.60%, 4/18/96............................      6,882
   5,000   Hanson Financial, 5.70%, 1/26/96.........................      4,980
   6,000   Merrill Lynch, 5.62%, 1/29/96............................      5,974
   7,000   Merrill Lynch, 5.60%, 2/2/96.............................      6,965
   7,000   Merrill Lynch, 5.67%, 3/29/96............................      6,903
   7,000   New Center Asset Trust, 5.80%, 1/24/96...................      6,974
   5,000   Paccar, 5.64%, 2/26/96...................................      4,956
   7,000   Pitney Bowes Credit Corp.,
            5.67%, 1/25/96..........................................      6,974
   7,000   Societe Generale N.A., 5.61%, 3/18/96....................      6,916
   7,000   Transamerica Financial, 5.66%, 2/13/96...................      6,953
                                                                       --------
                                                                        129,934
                                                                       --------
 Gas Utility (0.8%):
   2,000   Michigan Consolidated Gas Corp.,
            5.60%, 3/27/96..........................................      1,973
   5,000   Michigan Consolidated Gas,
            5.63%, 2/20/96..........................................      4,961
                                                                       --------
                                                                          6,934
                                                                       --------

 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                            COST
 --------- ---------------------------------------------------------   ---------

 COMMERCIAL PAPER, CONTINUED:
 Governments (Foreign) (6.2%):
    7,000  KFW International Finance, Inc.,
            5.68%, 1/17/96..........................................   $  6,982
    7,000  New South Wales Treasury Corp.,
            5.62%, 2/28/96..........................................      6,937
    6,000  Province of British Columbia,
            5.65%, 2/5/96...........................................      5,967
    5,000  Province of British Columbia,
            5.62%, 4/1/96...........................................      4,929
    7,000  Province of British Columbia, 5.57%, 4/12/96.............      6,890
    7,000  Province of Quebec, 5.60%, 2/26/96.......................      6,939
    7,000  Ontario Hydro, 5.60%, 4/9/96.............................      6,892
    5,000  Toronto Dominion, 5.68%, 1/8/96..........................      4,994
                                                                       --------
                                                                         50,530
                                                                       --------
 Import/Export (0.4%):
    3,240  Eksportfinans A/S, 5.65%, 3/28/96........................      3,196
                                                                       --------
 Industrial Goods & Services (0.3%):
    2,600  Stanley Works, 5.67%, 2/16/96............................      2,581
                                                                       --------
 Insurance (2.3%):
    7,000  Allianz of America Finance Corp.,
            5.50%, 3/25/96..........................................      6,910
    5,000  Great West Life & Annuity,
            5.71%, 1/19/96..........................................      4,986
    7,150  Great Western Life & Annuity,
            5.63%, 1/22/96..........................................      7,127
                                                                       --------
                                                                         19,023
                                                                       --------
 Machinery & Equipment (0.9%):
    7,000  Caterpillar Financial Services,
            5.65%, 2/23/96..........................................      6,942
                                                                       --------
 Manufacturing--Consumer Goods (2.5%):
    7,000  John Deere Credit, 5.56%, 1/29/96........................      6,970
    7,000  Wool International, 5.60%, 3/29/96.......................      6,904
    7,000  Wool International, 5.60%, 4/12/96.......................      6,889
                                                                       --------
                                                                         20,763
                                                                       --------
 Miscellaneous (0.9%):
    7,000  Alamo Funding, 5.77%, 2/2/96.............................      6,964
                                                                       --------
 Oil & Gas Exploration Products & Services (1.7%):
    7,000  Explorer Pipeline Co., 5.68%, 2/8/96.....................      6,958
    7,000  Statoil, 5.68%, 2/22/96..................................      6,943
                                                                       --------
                                                                         13,901
                                                                       --------
 Pharmaceuticals (1.7%):
    7,000  Eli Lilly & Co., 5.25%, 6/18/96..........................      6,827
    7,000  Glaxo Holdings Inc., 5.65%, 2/28/96......................      6,936
                                                                       --------
                                                                         13,763
                                                                       --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Prime Obligations Fund                                               (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                            COST
 --------- ---------------------------------------------------------   ---------

 COMMERCIAL PAPER, CONTINUED:
 Telecommunications (5.2%):
   7,000   American Telephone & Telegraph, 5.62%, 3/25/96...........   $  6,908
   7,000   American Telephone & Telegraph, 5.58%, 4/25/96...........      6,875
   7,000   Ameritech Capital Funding Corp.,
            5.25%, 6/17/96..........................................      6,829
   6,000   Ameritech Corp., 5.63%, 3/4/96...........................      5,941
   9,000   AT&T Capital Corp., 5.60%, 1/12/96.......................      8,985
   7,000   MCI Communications Corp.,
            5.64%, 2/16/96..........................................      6,950
                                                                       --------
                                                                         42,488
                                                                       --------
  Total Commercial Paper                                                592,141
                                                                       --------
 U.S. GOVERNMENT AGENCIES (0.6%):
   5,000   Student Loan Marketing Assoc.,
            5.26%*, 1/2/96..........................................      5,000
                                                                       --------
  Total U.S. Government Agencies                                          5,000
                                                                       --------
 CORPORATE BONDS (7.3%):
 Automotive Finance (0.4%):
   3,350   Toyota Motor Credit Corp.,
            5.31%, 6/13/96..........................................      3,349
                                                                       --------

 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                            COST
 --------- ---------------------------------------------------------   ---------

 CORPORATE BONDS, CONTINUED:
 Banking (2.6%):
   7,000   Bear Stearns, 5.80%, 11/27/96............................      7,000
   3,000   Citicorp, 6.01%*, 6/10/96................................      3,002
   3,000   First Fidelity Bank, 6.04%*, 8/2/96......................      3,002
   1,500   Marshall & Ilsley Bank, Madison,
            6.00%*, 9/9/96..........................................      1,500
   2,000   Marshall & Ilsley Bank, Neillsville, 6.00%*, 7/5/96......      2,000
   5,000   Marshall & Ilsley Bank, Watertown, 5.92%*, 10/30/96......      5,001
                                                                       --------
                                                                         21,505
                                                                       --------
 Financial Services (4.3%):
   1,300   General Electric Capital, 5.87%, 2/26/96.................   $  1,300
   3,920   Merrill Lynch, 5.30%*,...................................      3,919
  30,000   Morgan Stanley, 6.13%*, 6/4/96...........................     30,000
                                                                       --------
                                                                       $ 35,219
                                                                       --------
  Total Corporate Bonds                                                  60,073
                                                                       --------
  Total Investments                                                     705,211
                                                                       --------
 REPURCHASE AGREEMENTS (13.7%):
  30,000   Chemical Securities, 6.00%, 1/2/96***....................     30,000
  32,221   Lehman Brothers, 5.97%, 1/2/96***........................     32,221
  25,000   Paine Webber, 5.97%, 1/2/96***...........................     25,000
  25,000   Paine Webber, 6.00%, 1/2/96***...........................      5,000
                                                                       --------
  Total Repurchase Agreements                                           112,221
                                                                       --------
  Total (Cost--$817,432)(a)                                            $817,432
                                                                       ========

-------
Percentages are based on net assets of $814,736.
(a) Cost and value for federal income tax and financial reporting purposes are the same.
* Floating Rate Demand Notes are securities with yields that vary with a designated market index or market rate. These securities are payable on the date of demand. The rate reflected on the Schedule of Portfolio Investments is the effective rate at December 31, 1995.
** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods of less than one year.
*** Repurchase agreements were fully collateralized by U.S. Government
    Securities held by the Group's custodian or other qualified custodian.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
U.S. Government Obligations Fund                                     (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                            COST
 --------- ---------------------------------------------------------   ---------

 U.S. GOVERNMENT AGENCIES (53.1%):
 Federal Farm Credit Banks:
   5,000   5.49%, 1/16/96...........................................   $  4,989

 Federal Home Loan Bank:
   5,000   5.59%, 1/3/96............................................      4,998
   5,000   5.60%, 1/8/96............................................      4,995
   5,000   5.52%, 1/22/96...........................................      4,984
  15,000   5.57%, 1/29/96...........................................     14,935
   5,000   5.50%, 1/31/96...........................................      4,977
   5,000   5.56%, 2/12/96...........................................      4,968
  10,000   5.53%, 2/20/96...........................................      9,923
  10,000   5.49%, 2/28/96...........................................      9,912
   5,000   5.47%, 3/1/96............................................      4,954
   5,000   5.55%, 3/25/96...........................................      4,935
  16,250   6.00%*, 5/6/96**.........................................     16,248

 Federal Home Loan Mortgage Corp.:
   5,000   5.52%, 2/5/96............................................      4,973

 Federal National Mortgage Assoc.:
   5,000   5.67%, 1/5/96............................................      4,997
   5,000   5.67%, 1/9/96............................................      4,994
  10,000   5.61%, 1/12/96...........................................      9,983
  10,000   5.43%, 1/17/96...........................................      9,976
  10,000   5.57%, 1/19/96...........................................      9,972
   5,000   5.51%, 1/29/96...........................................      4,978
  15,000   5.52%, 2/8/96............................................     14,912
  15,000   5.58%, 2/21/96...........................................     14,882
   5,000   5.50%, 3/6/96............................................      4,950
  10,000   5.50%, 3/14/96...........................................      9,888
  10,000   5.43%, 3/15/96...........................................      9,888
   5,000   5.43%, 4/24/96...........................................      4,914

 Student Loan Marketing Assoc.:
  10,000   5.27%*, 4/16/96**........................................     10,000
                                                                       --------
  Total U.S. Government Agencies                                        210,125
                                                                       --------
  Total Investments                                                     210,125
                                                                       --------

 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                            COST
 --------- ---------------------------------------------------------   ---------

 REPURCHASE AGREEMENTS (47.3%):
   5,000   Aubrey Lanston, 5.88%, 1/2/96***.........................   $  5,000
  10,000   BankAmerica Securities, 5.90%, 1/2/96***.................     10,000
  25,000   Chemical, 6.0%, 1/2/96***................................     25,000
  37,285   Lehman, 5.97%, 1/2/96***.................................     37,285
  35,000   Nomura, 5.97%*, 1/2/96***................................     35,000
  25,000   Paine Webber, 5.97%, 1/2/96***...........................     25,000
  25,000   Paine Webber, 5.97%, 1/2/96***...........................     25,000
  25,000   Paine Webber, 6.00%, 1/2/96***...........................     25,000
                                                                       --------
  Total Repurchase Agreements                                           187,285
                                                                       --------
  Total (Cost--$397,410)(a)                                            $397,410
                                                                       ========

-------
Percentages are based on net assets of $395,949.
(a) Cost and value for federal income tax and financial reporting purposes are the same.
 * Floating Rate Demand Notes are securities with yields that vary with a designated market index or market rate. These securities are payable on the date of demand. The rate reflected on the Schedule of Portfolio Investments is the effective rate at December 31, 1995.
** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods of less than one year.
*** Repurchase agreements were fully collateralized by U.S. Government
    Securities held by the Group's custodian or other qualified custodian.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Treasury Fund                                                        (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                           DESCRIPTION                           COST
 --------- ----------------------------------------------------------  ---------

 U.S. TREASURY BILLS (25.3%):
    5,000  1/26/96...................................................  $  4,982
    5,000  2/1/96....................................................     4,977
    5,000  2/8/96....................................................     4,971
    5,000  2/22/96...................................................     4,961
   10,000  3/7/96....................................................     9,902
    5,000  3/14/96...................................................     4,945
    5,000  3/21/96...................................................     4,940
    5,000  4/4/96....................................................     4,930
    5,000  5/30/96...................................................     4,890
   10,000  6/27/96...................................................     9,748
   10,000  7/25/96...................................................     9,708
    5,000  8/22/96...................................................     4,835
                                                                       --------
  Total U.S. Treasury Bills                                              73,789
                                                                       --------
 U.S. TREASURY STRIPS (5.1%):
    5,000  02/15/96..................................................     4,966
   10,000  2/15/96...................................................     9,932
                                                                       --------
  Total U.S. Treasury STRIPs                                             14,898
                                                                       --------
  Total Investments                                                      88,687
                                                                       --------

 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                           DESCRIPTION                           COST
 --------- ----------------------------------------------------------  ---------

 REPURCHASE AGREEMENTS (70.0%):
    5,000  Aubrey Lanston, 5.78%, 1/2/96***..........................  $  5,000
   60,000  Aubrey Lanston, 5.88%, 1/2/96***..........................    60,000
    5,000  Aubrey Lanston, 5.73%, 1/11/96***.........................     5,000
   72,900  BankAmerica Securities, 5.90%, 1/2/96***..................    72,900
   14,500  Citicorp Securities, 5.75%, 1/2/96***.....................    14,500
   14,500  Chemical Securities, 5.75%, 1/2/96***.....................    14,500
   13,000  Goldman Sachs, 5.72%, 1/3/96***...........................    13,000
    5,000  Lehman, 5.73%, 1/18/96***.................................     5,000
      409  Lehman, 5.97%, 1/2/96***..................................       409
   14,000  Merrill Lynch, 5,50%, 1/2/96***...........................    14,000
                                                                       --------
  Total Repurchase Agreements                                           204,309
                                                                       --------
  Total (Cost--$292,996)(a)                                            $292,996
                                                                       ========

-------
Percentages indicated are based on net assets of $291,738.
(a) Cost for federal income tax and financial reporting purposes are the same.

*** Repurchase agreements were fully collateralized by U.S. Government
    Securities held by the Group's custodian or other qualified custodian.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Tax-Free Fund                                                        (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------

 MUNICIPAL BONDS, NOTES, & COMMERCIAL PAPER (97.0%):
 Alabama (3.9%):
   7,300   City of Birmingham, Medical Clinic Board, 4.60%*,
            12/1/26**..............................................   $  7,300
                                                                      --------
 Arkansas (0.3%):
     600   Arkansas, Hospital Equipment Financial Authority,
            (Hospital Equipment Revenue), 4.00%*, 12/1/05**........        600
                                                                      --------
 Colorado (3.0%):
   4,500   Platte River, 3.45%, 3/11/96............................      4,500
   1,000   Platte River, 3.70%, 2/27/96............................      1,000
                                                                      --------
                                                                         5,500
                                                                      --------
 Delaware (7.6%):
   3,000   Delaware Economic Development Authority, Delmarva Power
            & Light, Series A, 6.10%*, 10/1/17**...................      3,000
   5,000   Delaware Economic Development Authority, Delmarva Power
            & Light Co. Project, 6.10%*, 10/1/17**.................      5,000
   2,600   Delaware Economic Development Authority, Series B,
            5.25%*, 12/1/15**......................................      2,600
   3,400   Delaware State Economic Development Authority, Revenue
            Bonds, 6.10%*, 10/1/29**...............................      3,400
                                                                      --------
                                                                        14,000
                                                                      --------
 Georgia (4.2%):
   1,500   Burke County Development Authority, Pollution Control,
            Revenue Bonds, Series A, 3.70%, 2/22/96................      1,500
   1,350   Cobb County, Georgia, School District, 6.13%, 2/1/96....      1,353
     500   Hapeville Georgia, Development Authority, Industrial
            Development Revenue, 6.00%*, 11/1/15**.................        500
   2,000   Municipal Gas Authority, 3.80%, 1/20/96.................      2,000
   2,500   State of Georgia Municipal Gas Authority, Southern
            Portfolio Project, 3.75%, 2/28/96......................      2,500
                                                                      --------
                                                                         7,853
                                                                      --------
 Hawaii (0.6%):
   1,000   Hawaii State, Series B, 6.90%, 8/1/97**.................      1,034
                                                                      --------
 Illinois (5.1%):
   5,000   Fulton Solid Waste Disposal, Series A, 3.85%, 1/11/96...      5,000
   1,475   Illinois, Health Facilities, Authority Revenue,
            Franciscan Project, Series A, 4.30%*, 5/15/19**........      1,475
   1,000   Illinois, Health Facility, Authority Revenue, Evanston
            Hospital, 4.30%, 2/29/96...............................      1,000
   2,000   Illinois State, Revenue Notes, 4.50%, 4/12/96...........      2,004
                                                                      --------
                                                                         9,479
                                                                      --------
 Indiana (0.2%):
     400   Indianapolis Industrial Resource Recovery, Ogden Martin
            Systems, Revenue Bonds, 6.10%*, 12/1/16**..............        400
                                                                      --------
 Kansas (3.6%):
   1,300   Burlington Pollution Control, KC Power & Light Project,
            Commercial Paper, 3.80%, 2/12/96.......................      1,300
   2,400   City of Burlington Pollution Control, Series A, Kansas
            City Power & Light Project, 3.60%, 2/13/96.............      2,400
   3,000   State of Kansas, Series 94B, 4.15%*, 9/1/14**...........      3,000
                                                                      --------
                                                                         6,700
                                                                      --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Tax-Free Fund                                                        (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------

 MUNICIPAL BONDS, NOTES, & COMMERCIAL PAPER, CONTINUED:
 Kentucky (3.2%):
   1,350   Jefferson County, 3.80%, 2/12/96........................   $  1,350
   4,500   Lexington-Fayette Urban County Airport, 6.20%*,
            4/1/24**...............................................      4,500
                                                                      --------
                                                                         5,850
                                                                      --------
 Louisiana (2.2%):
   1,300   De Soto Parish, Pollution Control, Central Louisiana
            Electric Co., Series A, 3.95%*, 7/1/18**...............      1,300
     900   Louisiana Recovery District Sales Tax, Revenue Bonds,
            6.00%*, 7/1/97**.......................................        900
   1,900   Louisiana Recovery District Sales Tax, Revenue Bonds,
            6.00%*, 7/1/98**.......................................      1,900
                                                                      --------
                                                                         4,100
                                                                      --------
 Maryland (1.1%):
   2,000   Baltimore, 3.45%, 1/25/96...............................      2,000
                                                                      --------
 Michigan (12.5%):
     200   Delta County, Economic Development Corp., Environmental
            Improvement Revenue Bonds, (Mead Escanaba Paper),
            Series D, 6.00%*, 12/1/23*.............................        200
   1,000   Delta County, Economic Development Corp., Environmental
            Improvement Revenue Bonds, (Mead Escanaba Paper),
            Series E, 6.00%*, 12/1/23**............................      1,000
   3,200   Delta County, Economic Development Corp., Environmental
            Improvement Revenue Bonds, (Mead Escanaba Paper),
            Series F, 6.00%*, 12/1/13**............................      3,200
   1,000   Detroit Downtown Development Authority, Millender Center
            Projects, 4.10%*, 12/1/10**............................      1,000
   1,000   Grand Rapids, Economic Development Corp., Amway Hotel
            Corp., Series B, 4.10%*, 8/1/17**......................      1,000
   1,000   Kalamazoo Michigan, 4.50%, 4/1/96.......................      1,002
   2,800   Kent Hospital Finance Authority, Butterworth, Hospital,
            Series A, 4.35%*, 1/15/20**............................      2,800
   1,000   Michigan Hospital Financial Authority, Hutzel Hospital
            Project, 8.00%, 3/1/96.................................      1,027
   3,900   Michigan State, Housing Development Authority, Pine
            Ridge, 4.00%*, 10/1/07**...............................      3,900
     500   Michigan Strategic Fund, Series A, 5.95%*, 6/15/10**....        500
     500   Michigan South Central Power Agency, 7.25%, 11/1/06**...        524
     500   Monroe County, Economic Development Corp., Detroit
            Edison, Series C, 5.95%*, 10/1/24**....................        500
   4,400   University of Michigan Hospitals, Revenue Bonds, Series
            A, 5.90%*, 12/1/27**...................................      4,400
     600   University of Michigan, Series A, 5.90%*, 12/1/19**.....        600
   1,400   University of Michigan, Student Fee Revenues, 6.75%,
            4/1/96.................................................      1,410
                                                                      --------
                                                                        23,063
                                                                      --------
 Minnesota (4.4%):
   1,000   Bloomington Port Authority Mall, Refunding Bonds, Series
            A, 4.00%, 2/1/96.......................................      1,000
     100   Rochester, 3.70%, 2/21/96...............................        100
   2,000   Rochester Health Care, Mayo Foundation/Mayo, Medical
            Center, Series F, 3.70% 2/21/96........................      2,000
   2,000   Rochester Health Care, Mayo Foundation/Mayo, Medical
            Center, Commercial Paper, Series B, 3.80%, 2/14/96.....      2,000
   2,950   Rochester Health Care, Mayo Foundation/Mayo, Medical
            Center, Commercial Paper, Series F, 3.70%, 2/22/96.....      2,950
                                                                      --------
                                                                         8,050
                                                                      --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Tax-Free Fund                                                        (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------

 MUNICIPAL BONDS, NOTES, & COMMERCIAL PAPER, CONTINUED:
 Missouri (3.2%):
   2,000   Kansas City, Industrial Development Authority, 4.38%*,
            12/31/08**.............................................   $  2,000
     800   Missouri Health & Education Facilities, Washington
            University, Series B, 6.00%*, 3/1/17**.................        800
   3,000   Missouri Health & Educational Facilities, Washington
            University Revenue Bonds, 6.00%*, 3/1/17**.............      3,000
     100   Missouri Health & Educational Facilities, St. Lukes
            Episcopal Hospital Project, Series B, 6.00%*,
            12/1/16**..............................................        100
                                                                      --------
                                                                         5,900
                                                                      --------
 New Jersey (2.5%):
   1,000   New Jersey Economic Development Authority, 3.70%,
            4/30/96................................................      1,000
   3,550   New Jersey State, 7.30%, 11/1/96........................      3,673
                                                                      --------
                                                                         4,673
                                                                      --------
 New York (1.1%):
   1,000   New York Energy XL620, Revenue Bonds, 5.90%*, 6/1/29**..      1,000
   1,000   State of New York Medical Care Facilities, Revenue
            Bonds, Series A, 8.50%, 1/15/96........................      1,022
                                                                      --------
                                                                         2,022
                                                                      --------
 North Carolina (0.9%):
   1,700   North Carolina Eastern Municipal Power, Series B, 3.70%,
            2/26/96................................................      1,700
                                                                      --------
 Ohio (2.5%):
   1,500   Columbus Ohio Waterworks Enlargement # 44, General
            Obligation, 7.60%, 5/1/96..............................      1,519
   3,000   Ohio State Water Development, 7.75%, 6/1/96, Prerefunded
            @ 103..................................................      3,138
                                                                      --------
                                                                         4,657
                                                                      --------
 Pennsylvania (5.1%):
   2,500   Alleghany County, 3.75%, 11/7/96........................      2,500
   1,000   College Township Industrial Development, 4.10%*,
            11/1/11**..............................................      1,000
   2,000   Delaware County, Pennslyvania, 4.25%*, 12/1/15**........      2,000
     500   Montgomery County, 3.70%, 1/9/96........................        500
   2,000   Montgomery County, 3.75%, 1/24/96.......................      2,000
   1,500   Montgomery County, 3.75%, 2/15/96.......................      1,500
                                                                      --------
                                                                         9,500
                                                                      --------
 South Carolina (1.6%):
   1,000   Charleston County South Carolina School District,
            Municipal Bonds, 4.70%, 3/1/96.........................      1,002
   2,000   Charleston School District, Revenue Notes, 4.50%,
            4/15/96................................................      2,004
                                                                      --------
                                                                         3,006
                                                                      --------
 Tennessee (3.4%):
   5,000   Tennessee State Local Development Authority-Series A,
            Bond Anticipation Notes, 4.75%, 5/31/96................      5,021
   1,250   Tennessee State, General Obligation Municipal Bond,
            4.70%, 4/1/96..........................................      1,254
                                                                      --------
                                                                         6,275
                                                                      --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Tax-Free Fund                                                        (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------

 MUNICIPAL BONDS, NOTES, & COMMERCIAL PAPER, CONTINUED:
 Texas (12.0%):
   1,000   City of San Antonio Water Supply, Series 1992,
            Commercial Paper, 3.65%, 1/17/96.......................   $  1,000
   3,000   Houston, 3.65%, 1/18/96.................................      3,000
   1,500   Houston, 3.75%, 1/31/96.................................      1,500
   1,000   Harris County Health Facilities, Methodist Hospital,
            4.15%*, 12/1/25**......................................      1,000
   4,700   Harris County Health Facilities, St. Lukes Episcopal
            Hospital Project, Series A, 3.85%*, 2/15/16**..........      4,700
   2,000   San Antonio, 3.85%, 1/22/96.............................      2,000
   1,000   San Antonio, Series A, 3.65%, 2/23/96...................      1,000
   3,000   San Antonio Texas Electric & Gas, Muni Notes, 4.30%,
            2/1/96.................................................      3,002
   5,000   State of Texas Tax & Revenue Anticipation Notes, 4.75%,
            8/30/96................................................      5,024
                                                                      --------
                                                                        22,226
                                                                      --------
 Virginia (1.3%):
     900   Alexandria Industrial Development Authority, Resource
            Recovery, 6.10%*, 12/1/16**............................        900
   1,400   Henrico County Water & Sewer, Muni/Revenue Bonds, Series
            1986, 7.80%, 5/1/96....................................      1,436
                                                                      --------
                                                                         2,336
                                                                      --------
 Washington (1.2%):
   2,210   Washington State, Series R-96C, 4.00%, 4/1/96...........      2,214
                                                                      --------
 Wisconsin (2.5%):
   3,200   Carlton Pollution Control Revenue, Wisconsin Power, &
            Light Co., Project B, 6.10%*, 9/1/05**.................      3,200
     600   Town of Carlton, Wisconsin Power & Light, 6.10%*,
            10/1/00**..............................................        600
     875   Town of Carlton, Wisconsin Power & Light, 6.10%*,
            10/1/00**..............................................        875
                                                                      --------
                                                                         4,675
                                                                      --------
 Wyoming (7.8%):
   4,400   Converse County Pollution Control Revenue, Pacificorp
            Projects, 6.00%*, 11/1/24**............................      4,400
     900   Lincoln County Pollution Control, Exxon Project, Series
            A, 5.90%*, 7/1/17**....................................        900
   2,700   Lincoln County Pollution Control, Pacificorp Project,
            6.00%*, 11/1/24**......................................      2,700
   3,000   Platte County, Series 1984-A, 6.00%*, 7/1/14**..........      3,000
   2,100   Platte County, Pollution Control, Revenue Bond, 6.00%*,
            7/1/14**...............................................      2,100
   1,400   Sweetwater County Pollution Control, Pacificorp Project,
            6.00%*, 11/1/24**......................................      1,400
                                                                      --------
                                                                        14,500
                                                                      --------
  Total Municipal Bonds, Notes, & Commercial Paper                     179,613
                                                                      --------
 INVESTMENT COMPANIES (2.6%):
   4,726   Pimco Municipal Fund, Money Market Mutual Fund..........      4,726
                                                                      --------
  Total Investment Companies                                             4,726
                                                                      --------
  Total (Cost--$ 184,339)(a)                                          $184,339
                                                                      --------

-------
Percentages indicated are based on total net assets of $185,118.
(a) Cost for federal income tax and financial reporting purposes are the same.

  * Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity arrangements. The interest rate, which will change periodically, is based upon bank prime rates or and index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on December 31, 1995.
** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods of less than one year.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
High Income Equity Fund                                              (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

  SHARES
    OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 COMMON STOCKS (72.8%):
 Banking (2.2%):
    79,150 First Tennessee National Corp..............................  $  4,789
   142,200 PNC Bank Corp..............................................     4,586
                                                                        --------
                                                                           9,375
                                                                        --------
 Beverages (2.4%):
   138,000 Coca Cola Co...............................................    10,246
                                                                        --------
 Consumer Goods & Services (3.3%):
   171,100 Procter & Gamble Co........................................    14,201
                                                                        --------
 Electric Utility (7.8%):
   251,550 Duke Power Co. ............................................    11,917
   267,600 Florida Power & Light, Inc.................................    12,410
   121,750 New England Electric System................................     4,824
   116,300 Texas Utilities............................................     4,783
                                                                        --------
                                                                          33,934
                                                                        --------
 Electrical & Electronic (2.8%):
   147,500 Emerson Electric Co. ......................................    12,058
                                                                        --------
 Environmental Services (0.9%):
   130,550 Browning-Ferris Industries, Inc............................     4,096
                                                                        --------
 Financial Services (4.9%):
   175,950 American Express...........................................     9,765
   313,050 MBNA Corp..................................................    11,544
                                                                        --------
                                                                          21,309
                                                                        --------
 Food Products & Services (3.7%):
   108,800 Conagra, Inc...............................................     4,488
   351,450 H.J. Heinz Co..............................................    11,642
                                                                        --------
                                                                          16,130
                                                                        --------
 Funeral Services (3.1%):
   298,939 Service Corp. International................................    13,153
                                                                        --------
 Health Care (6.2%):
   104,300 Bristol Myers Squibb Co....................................     8,957
   147,100 Johnson & Johnson..........................................    12,595
   107,000 U.S. Healthcare, Inc.......................................     4,976
                                                                        --------
                                                                          26,528
                                                                        --------
 Industrial Goods & Services (2.6%):
   116,150 United Technologies Corp...................................    11,020
                                                                        --------
 Insurance (1.0%):
   105,033 Allstate Corp. ............................................     4,319
                                                                        --------
 Machinery & Equipment (1.6%):
   148,000 Snap-On, Inc...............................................     6,697
                                                                        --------
 Manufacturing--Consumer Goods (2.2%):
   185,800 Duracell...................................................     9,615
                                                                        --------

  SHARES
    OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 COMMON STOCKS, CONTINUED:
 Office Equipment & Services (2.6%):
    81,050 Xerox Corp.................................................  $ 11,104
                                                                        --------
 Oil & Gas Exploration Products & Services (10.2%):
    72,800 Atlantic Richfield Co. ....................................     8,062
   110,650 Mobil Corp.................................................    12,393
   272,100 Occidental Petroleum Corp. ................................     5,816
   136,050 Questar Corp. .............................................     4,558
    92,750 Royal Dutch Petroleum Co...................................    13,089
                                                                        --------
                                                                          43,918
                                                                        --------
 Pharmaceuticals (5.4%):
    91,250 American Home Products.....................................     8,851
   258,700 Eli Lilly & Co.............................................    14,552
                                                                        --------
                                                                          23,403
                                                                        --------
 Retail Stores/Catalog (3.4%):
   108,050 May Department Stores......................................     4,565
   258,550 Sears Roebuck..............................................    10,084
                                                                        --------
                                                                          14,649
                                                                        --------
 Tobacco (3.3%):
   430,700 UST, Inc...................................................    14,375
                                                                        --------
 Telecommunications (3.2%):
    82,250 AT&T Corp..................................................     5,326
   285,500 Frontier Corp..............................................     8,565
                                                                        --------
                                                                          13,891
                                                                        --------
  Total Common Stocks                                                    314,021
                                                                        --------
 CONVERTIBLE BONDS (13.9%):
 Business Services (0.9%):
 2,605,000 First Financial Management Corp., 5.00%, 12/15/99..........     4,054
                                                                        --------
 Computer Software (1.9%)
 3,710,000 Sterling Software, 5.75%, 2/1/03...........................     8,060
                                                                        --------
 Consumer Goods & Services (1.0%):
 3,715,000 Olsten Corp., 4.88%, 5/15/03...............................     4,291
                                                                        --------
 Electrical & Electronic (1.2%):
 3,995,000 Integrated Device Tech, Inc., 5.50%, 6/1/02................     3,266
 2,040,000 VLSI Technology, 8.25%, 10/1/05............................     1,872
                                                                        --------
                                                                           5,138
                                                                        --------
 Environmental Services (1.0%):
 4,225,000 Browning Ferris Industries, Inc., 6.75%, 7/18/05...........     4,209
                                                                        --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
High Income Equity Fund                                              (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

  SHARES
    OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 CONVERTIBLE BONDS, CONTINUED:
 Health Care (2.2%):
 6,040,000 Healthsouth Rehabilitation Corp., 5.00%, 4/1/01............  $  9,649
                                                                        --------
 Insurance (1.0%):
   101,500 Allstate, 6.76%, 1998......................................     4,162
                                                                        --------
 Printing & Publishing (0.7%):
 2,965,000 Scholastic Corp., 5.00%, 8/15/05...........................     3,083
                                                                        --------
 Restaurants (1.0%):
 2,510,000 Wendy's International, 7.00%, 4/1/06.......................     4,301
                                                                        --------
 Retail Stores (1.2%):
 3,970,000 Lowe's Cos., 3.00%, 7/22/03................................     5,161
                                                                        --------
 Technology (1.8%):
 4,280,000 Analog Devices Corp., 3.50%, 12/1/00.......................     4,574
 3,005,000 General Instrument, 5.00%, 6/15/00.........................     3,302
                                                                        --------
                                                                           7,876
                                                                        --------
  Total Convertible Bonds                                                 59,984
                                                                        --------

  SHARES
    OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 PREFERRED STOCKS (10.9%):
 Banking (1.6%):
    80,100 First Bank System.........................................   $  6,869
                                                                        --------
 Financial Services (3.8%):
   248,350 First U.S.A. .............................................      9,810
   100,800 Sunamerica, Inc. .........................................      6,602
                                                                        --------
                                                                          16,412
                                                                        --------
 Office Equipment & Services (2.7%):
   135,000 Alco Standard.............................................     11,542
                                                                        --------
 Oil & Gas Industry (1.1%):
   199,000 Enron Oil & Gas Corp......................................      4,776
                                                                        --------
 Paper Products (0.9%):
   128,450 Bowater, Inc..............................................      3,918
                                                                        --------
 Printing & Publishing (0.8%):
    45,300 Houghton Mifflin (b)......................................      3,488
                                                                        --------
  Total Preferred Stocks                                                  47,005
                                                                        --------
  Total Investments, at value                                            421,010
                                                                        --------
 REPURCHASE AGREEMENTS (1.9%):
 8,398,000 Goldman Sachs, 5.95%, 1/2/96***...........................      8,398
                                                                        --------
  Total Repurchase Agreements                                              8,398
                                                                        --------
  Total (Cost--$346,486)(a)                                             $429,408
                                                                        ========

-------
Percentages indicated are based on net assets of $431,115.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation....................................... $87,068
         Unrealized depreciation.......................................  (4,146)
                                                                        -------
         Net unrealized appreciation................................... $82,922
                                                                        =======

(b) Represents non-income producing securities.

*** Repurchase agreements were fully collateralized by U.S. Government
    Securities held by the Group's custodian or other qualified custodian.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Large Capitalization Fund                                            (Unaudited)
(Amounts in Thousands)

 SHARES OR
 PRINCIPAL                                                               MARKET
  AMOUNT                       SECURITY DESCRIPTION                       VALUE
 --------- -----------------------------------------------------------   -------
 COMMON STOCKS (92.7%):
 Agriculture (1.4%)
   4,300   CPC Industries.............................................   $   296
                                                                         -------
 Beverages (1.9%)
   5,400   Coca Cola Co...............................................       404
                                                                         -------
 Broadcasting & Publishing (1.9%)
  10,600   British Sky Broadcasting--ADR..............................       399
                                                                         -------
 Business Services (5.9%)
   7,300   American Express Co........................................       302
   9,100   First Data Corp............................................       609
   5,800   General Motors, Class E....................................       301
                                                                         -------
                                                                           1,212
                                                                         -------
 Computer Hardware (4.8%)
   6,500   Cisco Systems, Inc. (b)....................................       485
   5,100   Intel Corp. (b)............................................       289
   4,600   3 Com Corp. (b)............................................       214
                                                                         -------
                                                                             988
                                                                         -------
 Computer Software (6.2%)
   5,200   Computer Associates International, Inc.....................       296
   4,500   Microsoft (b)..............................................       395
  13,800   Oracle Corp. (b)...........................................       585
                                                                         -------
                                                                           1,276
                                                                         -------
 Consumer Goods & Services (10.3%)
  11,900   CUC International Inc. (b).................................       406
   7,700   Gillette Co................................................       401
   6,200   Kimberly Clark.............................................       501
   6,000   Nike, Inc..................................................       409
   4,800   Procter & Gamble Co........................................       398
                                                                         -------
                                                                           2,115
                                                                         -------
 Distribution (1.5%)
   9,400   Sysco Corporation..........................................       300
                                                                         -------
 Diversified (1.5%)
   4,200   General Electric Co........................................       302
                                                                         -------
 Electrical & Electronic (1.9%)
   5,000   Emerson Electric Co........................................       409
                                                                         -------
 Electronic Components/ Instruments (1.2%)
   6,500   AMP, Inc...................................................       249
                                                                         -------
 Entertainment (2.9%)
   8,300   Carnival Cruise Lines......................................       202
   8,400   Viacom, Inc................................................       398
                                                                         -------
                                                                             600
                                                                         -------

 SHARES OR
 PRINCIPAL                                                               MARKET
  AMOUNT                       SECURITY DESCRIPTION                       VALUE
 --------- -----------------------------------------------------------   -------
 COMMON STOCKS, CONTINUED:
 Financial Services (4.4%)
   4,800   Federal National Mortgage Assoc............................   $   596
   8,300   MBNA Corp..................................................       306
                                                                         -------
                                                                             902
                                                                         -------
 Food Products & Services (3.9%)
   8,800   McDonald's Corp............................................       397
   7,100   PepsiCo Inc................................................       397
                                                                         -------
                                                                             794
                                                                         -------
 Health Care (6.5%)
   9,900   Abbott Labs................................................       413
   5,800   Johnson & Johnson..........................................       497
   9,000   U.S. Healthcare Inc........................................       419
                                                                         -------
                                                                           1,329
                                                                         -------
 Industrial Goods & Services (2.4%)
   5,300   United Technologies Corp...................................       503
                                                                         -------
 Insurance (3.9%)
   5,300   American International Group...............................       490
   3,400   March & Mclennan...........................................       302
                                                                         -------
                                                                             792
                                                                         -------
 Machinery & Equipment (0.9%)
   4,800   Applied Materials (b)......................................       189
                                                                         -------
 Manufacturing-Consumer Goods (1.0%)
   4,000   Duracell...................................................       207
                                                                         -------
 Medical Equipment & Supplies (2.9%)
   4,200   Boston Scientific Corp.....................................       199
   7,200   Medtronic, Inc.............................................       402
                                                                         -------
                                                                             601
                                                                         -------
 Medical-Hospital Services (2.0%)
   7,800   Columbial/HCA Healthcare Corporation.......................       404
                                                                         -------
 Office Equipment & Services (7.2%)
   8,800   Alco Standard Corp.........................................       402
   2,800   Automatic Data Processing..................................       208
   4,700   Hewlett Packard............................................       394
   3,600   Xerox Corp.................................................       493
                                                                         -------
                                                                           1,397
                                                                         -------
 Pharmaceuticals (7.8%)
   5,400   Eli Lilly & Co.............................................       304
   7,700   Merck & Company, Inc.......................................       506
   7,900   Pfizer.....................................................       498
   5,500   Schering Plough............................................       301
                                                                         -------
                                                                           1,609
                                                                         -------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Large Capitalization Fund                                            (Unaudited)
(Amounts in Thousands)

 SHARES OR
 PRINCIPAL                                                               MARKET
  AMOUNT                       SECURITY DESCRIPTION                       VALUE
 --------- -----------------------------------------------------------   -------
 COMMON STOCKS, CONTINUED:
 Printing & Publishing (1.5%)
   7,800   R.R. Donnelley Co..........................................   $   307
                                                                         -------
 Retail Stores/Catalog (3.4%)
   4,200   Home Depot Inc.............................................       201
  12,900   Sears Roebuck..............................................       503
                                                                         -------
                                                                             704
                                                                         -------
 Technology (1.0%)
   3,500   Motorola, Inc..............................................       199
                                                                         -------
 Telecommunications (1.5%)
  10,900   Airtouch Communications, Inc. (b)..........................       308
                                                                         -------
 Telecommunications-Services And Equipment (1.0%)
   6,000   Worldcom, Inc..............................................       202
                                                                         -------
  Total Common Stocks                                                     19,094
                                                                         -------

 SHARES OR
 PRINCIPAL                                                               MARKET
  AMOUNT                       SECURITY DESCRIPTION                       VALUE
 --------- -----------------------------------------------------------   -------
 REPURCHASE AGREEMENTS (38.8%)
 4,000,000 Goldman Sachs, 5.95%, 1/2/96***............................   $ 4,000
 4,000,000 Nomura, 5.00%, 1/2/96***...................................     4,000
                                                                         -------
  Total Repurchase Agreements                                              8,000
                                                                         -------
  Total (Cost--$27,063)(a)                                               $27,094
                                                                         =======

-------
Percentages indicated are based on net assets of $20,596.
(a) Represents costs for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.......................................... $117
         Unrealized depreciation..........................................  (86)
                                                                           ----
         Net unrealized appreciation...................................... $ 31
                                                                           ====

(b) Represents non-income producing securities.

*** Repurchase agreements were fully collateralized by U.S. Government
    Securities held by the Group's custodian or other qualified custodian.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Equity Fund                                                          (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

  SHARES
    OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------

 COMMON STOCKS (94.6%):
 Broadcasting (2.9%):
  420,900  British Sky Broadcasting--ADR.............................   $ 15,836
  416,350  Tele-Communications, Class A (b)..........................      8,275
                                                                        --------
                                                                          24,111
                                                                        --------
 Business Services (9.3%):
  402,450  Ceridian Corp. (b)........................................     16,601
  164,300  Computer Science (b)......................................     11,542
  523,123  First Data Corp...........................................     34,984
  249,900  Paychex...................................................     12,464
                                                                        --------
                                                                          75,591
                                                                        --------
 Computer Hardware (8.4%):
  263,100  3 Com Corp. (b)...........................................     12,267
  257,400  Cisco Systems, Inc. (b)...................................     19,208
  230,100  Fore Systems, Inc. (b)....................................     13,691
  489,800  LSI Logic Corp. (b).......................................     16,041
  283,400  Silicon Graphic, Inc. (b).................................      7,794
                                                                        --------
                                                                          69,001
                                                                        --------
 Computer Software (10.3%):
  146,000  Baan Co. (b)..............................................      6,606
  394,500  GT Interactive Software Corp. (b).........................      5,523
  252,600  Informix Corp. (b)........................................      7,578
  113,300  Microsoft Corp. (b).......................................      9,942
  636,650  Oracle Systems Corp. (b)..................................     26,978
  240,100  Parametric Technology Corp. (b)...........................     15,967
  269,900  PeopleSoft, Inc. (b)......................................     11,606
                                                                        --------
                                                                          84,200
                                                                        --------
 Consumer Goods & Services (6.2%):
  644,350  CUC International, Inc. (b)...............................     21,988
  444,300  Gillette Co...............................................     23,159
  145,700  Nine West Group, Inc. (b).................................      5,464
                                                                        --------
                                                                          50,611
                                                                        --------
 Electrical & Electronic (2.1%):
  102,100  Altera Corp. (b)..........................................      5,080
  378,983  Molex, Inc................................................     11,607
                                                                        --------
                                                                          16,687
                                                                        --------
 Entertainment (4.1%):
  345,300  Carnival Cruise Lines.....................................      8,417
  249,650  Mirage Resorts (b)........................................      8,613
  354,471  Viacom, Inc., Class B (b).................................     16,793
                                                                        --------
                                                                          33,823
                                                                        --------
  SHARES
    OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------

 COMMON STOCKS, CONTINUED:
 Financial Services (8.7%):
  115,000  Federal National Mortgage Assoc...........................   $ 14,274
  280,150  First USA, Inc............................................     12,432
  552,300  Greentree Financial Corp..................................     14,567
  212,250  MBNA Corp.................................................      7,827
  176,450  PMI Group, Inc............................................      7,984
  212,700  Sunamerica, Inc...........................................     10,103
  142,400  United Cos. Financial Corp................................      3,756
                                                                        --------
                                                                          70,943
                                                                        --------
 Funeral Services (1.8%):
  341,800  Service Corp. International...............................     15,039
                                                                        --------
 Health Care (4.8%):
  604,050  HEALTHSOUTH Corp. (b).....................................     17,593
  477,750  Health Management Associates (b)..........................     12,481
  249,800  Manor Care................................................      8,743
                                                                        --------
                                                                          38,817
                                                                        --------
 Hotels & Lodging (3.7%):
  367,900  Hospitality Franchise Systems (b).........................     30,076
                                                                        --------
 Insurance (1.3%):
  112,350  American International Group..............................     10,392
                                                                        --------
 Machinery & Equipment (1.1%):
   73,150  Applied Materials (b).....................................      2,880
   94,900  KLA Instruments Corp. (b).................................      2,473
  131,000  Ultratech Stepper, Inc. (b)...............................      3,373
                                                                        --------
                                                                           8,726
                                                                        --------
 Manufacturing--Consumer Goods (1.9%):
  297,000  Duracell International....................................     15,370
                                                                        --------
 Medical Equipment & Supplies (1.3%):
  221,300  IDEXX Laboratories, Inc. (b)..............................     10,401
                                                                        --------
 Office Equipment & Services (6.2%):
  418,600  Alco Standard Corp........................................     19,099
  171,300  Danka Business Systems....................................      6,338
  221,900  Viking Office Products (b)................................     10,318
  108,300  Xerox Corp................................................     14,837
                                                                        --------
                                                                          50,592
                                                                        --------
 Pharmaceutical Distribution (1.2%):
  183,250  Cardinal Health, Inc......................................     10,033
                                                                        --------
 Pharmaceuticals (3.5%):
  316,350  Merck & Co., Inc..........................................     20,800
  152,650  Watson Pharmaceutical, Inc. (b)...........................      7,480
                                                                        --------
                                                                          28,280
                                                                        --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Equity Fund                                                          (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

  SHARES
    OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------

 COMMON STOCKS, CONTINUED:
 Radio/Television (1.6%):
  133,600  Clear Channel Communications, Inc. (b)....................   $  5,895
  203,500  Infinity Broadcasting (b).................................      7,580
                                                                        --------
                                                                          13,475
                                                                        --------
 Restaurants (1.2%):
  245,950  Lone Star Steakhouse & Saloon (b).........................      9,438
                                                                        --------
 Retail Stores (7.8%):
  246,600  Autozone, Inc. (b)........................................      7,121
  218,350  Barnes & Noble (b)........................................      6,332
  341,050  Home Depot, Inc...........................................     16,328
  397,700  Office Depot, Inc. (b)....................................      7,855
  339,850  Petsmart, Inc. (b)........................................     10,535
  283,700  Sunglass Hut International (b)............................      6,738
  381,550  Wal-Mart Stores...........................................      8,537
                                                                        --------
                                                                          63,446
                                                                        --------
  SHARES
    OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 ---------  ---------------------------------------------------------   --------

 COMMON STOCKS, CONTINUED:
 Technology (3.6%):
    397,150 Linear Technology Corp...................................   $ 15,588
    135,300 Motorola, Inc............................................      7,712
    171,850 Tellabs, Inc. (b)........................................      6,359
                                                                        --------
                                                                          29,659
                                                                        --------
 Telecommunications (0.7%):
    210,800 Airtouch Communications, Inc. (b)........................      5,955
                                                                        --------
 Textile Products (0.9%):
    172,200 Cintas Corp..............................................      7,663
                                                                        --------
  Total Common Stocks                                                    772,329
                                                                        --------
  Total Investments, at value                                            772,329
                                                                        --------
 REPURCHASE AGREEMENTS (5.4%):
 44,179,000 Goldman Sachs, 5.95%, 1/2/96***..........................     44,179
                                                                        --------
  Total Repurchase Agreements                                             44,179
                                                                        --------
  Total (Cost--$547,253)(a)                                             $816,508
                                                                        ========

-------
Percentages are based on net assets of $816,805.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation...................................... $279,907
         Unrealized depreciation......................................  (10,652)
                                                                       --------
         Net unrealized appreciation.................................. $269,255
                                                                       ========

(b) Represents non-income producing securities.
*** Repurchase agreements were fully collateralized by U.S. Government
    Securities held by the Group's custodian or other qualified custodian.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Small Capitalization Fund                                            (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

  SHARES
    OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------

 COMMON STOCKS (94.5%):
 Automotive Finance (0.7%):
  153,200  First Merchants Acceptance Corp. (b)......................   $  2,834
  121,100  Jayhawk Acceptance Corp. (b)..............................      1,105
                                                                        --------
                                                                           3,939
                                                                        --------
 Business Services (9.6%):
  355,000  Acxiom Corp. (b)..........................................      9,718
  388,600  Alternative Resources Corp. (b)...........................     11,755
  258,900  Checkpoint Systems, Inc. (b)..............................      9,676
  125,300  Fair Issac & Co., Inc.....................................      3,242
  160,850  PMT Services, Inc. (b)....................................      4,866
  207,300  Peak Technologies (b).....................................      6,478
  215,000  U.S. Delivery Systems, Inc. (b)...........................      6,235
                                                                        --------
                                                                          51,970
                                                                        --------
 Computer Hardware (1.9%):
  274,000  Micro Linear Corp. (b)....................................      2,808
  146,800  Premenos Technology Corp. (b).............................      3,872
  157,800  Visioneer, Inc. (b).......................................      3,511
                                                                        --------
                                                                          10,191
                                                                        --------
 Computer Software (18.1%):
  175,650  Cambridge Technology Partners, Inc. (b)...................     10,100
  214,050  Dendrite International, Inc. (b)..........................      3,853
  203,200  Discreet Logic, Inc. (b)..................................      5,080
  125,400  Eagle Point Software Corp. (b)............................      2,696
  176,100  FTP Software, Inc. (b)....................................      5,107
  244,050  Inso Corp. (b)............................................     10,372
  254,700  Macromedia, Inc. (b)......................................     13,308
  339,825  McAfee Associates, Inc. (b)...............................     14,910
  275,700  Minnesota Educational Computing
            Corp. (b)................................................      6,893
  570,600  Netmanage, Inc. (b).......................................     13,266
  149,100  Project Software & Development, Inc. (b)..................      5,200
   97,700  Sync Research, Inc. (b)...................................      4,421
  255,100  Systemsoft Corp. (b)......................................      2,870
                                                                        --------
                                                                          98,076
                                                                        --------
 Correctional Facilities (1.7%):
  173,000  Corrections Corp. of America (b)..........................      6,423
  106,800  Wackenhut Corrections Corp. (b)...........................      2,697
                                                                        --------
                                                                           9,120
                                                                        --------
 Education (0.2%):
   30,900  Sylvan Learning Systems, Inc. (b).........................        919
                                                                        --------
  SHARES
    OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------

 COMMON STOCKS, CONTINUED:
 Electrical & Electronic (1.4%):
  190,950  Actel Corp. (b)...........................................   $  2,053
  174,400  Flextronics International Ltd. (b)........................      5,232
                                                                        --------
                                                                           7,285
                                                                        --------
 Entertainment (2.4%):
  437,650  Regal Cinemas (b).........................................     13,020
                                                                        --------
 Financial Services (10.1%):
  188,000  Aames Financial Corp......................................      5,240
  401,600  Concord EFS, Inc. (b).....................................     16,968
  926,300  Credit Acceptance Corp. (b)...............................     19,221
  256,900  Imperial Credit Industries, Inc. (b)......................      5,588
  346,000  Oxford Resources Corp., Class A (b).......................      7,785
                                                                        --------
                                                                          54,802
                                                                        --------
 Health Care (11.4%):
  224,900  American Medical Response (b).............................      7,309
  145,900  Community Health Systems (b)..............................      5,198
   94,400  Compdent Corp. (b)........................................      3,918
   22,100  HCIA, Inc. (b)............................................      1,033
  401,400  Medpartners, Inc. (b).....................................     13,246
  197,900  Occusystems, Inc. (b).....................................      3,958
  252,300  Orthodontic Centers of America (b)........................     12,173
  291,000  Phycor, Inc. (b)..........................................     14,714
                                                                        --------
                                                                          61,549
                                                                        --------
 Hotels & Lodging (0.5%):
  109,800  Studio Plus Hotels, Inc. (b)..............................      2,827
                                                                        --------
 Insurance (0.8%):
  162,800  Amerin Corp. (b)..........................................      4,355
                                                                        --------
 Medical Equipment & Supplies (7.1%):
  323,200  Gulf South Medical Supply (b).............................      9,777
  456,950  Omnicare, Inc.............................................     20,449
  224,400  Henry Schein, Inc. (b)....................................      6,620
   99,700  Serologicals Corp. (b)....................................      1,645
                                                                        --------
                                                                          38,491
                                                                        --------
 Medical--Hospital Services (1.3%):
  232,300  Total Renal Care Holdings, Inc. (b).......................      6,853
                                                                        --------
 Pharmaceuticals (4.3%):
  347,900  Dura Pharmaceuticals (b)..................................     12,090
  139,200  Parexel International Corp. (b)...........................      4,628
  168,000  Quintiles Transnational Corp. (b).........................      6,888
                                                                        --------
                                                                          23,606
                                                                        --------

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Small Capitalization Fund                                            (Unaudited)
(Amounts in Thousands, except Shares or Prinicpal Amount)

   SHARES
     OR
  PRINCIPAL                          SECURITY                            MARKET
   AMOUNT                           DESCRIPTION                          VALUE
  ---------  --------------------------------------------------------   --------

 COMMON STOCKS, CONTINUED:
 Photography (0.8%):
     171,650 Pinnacle Systems, Inc. (b)..............................   $  4,248
                                                                        --------
 Restaurants (0.9%):
     280,000 Landry's Seafood Restaurants (b)........................      4,778
                                                                        --------
 Retail Stores (11.5%):
     287,400 Books-A-Million, Inc. (b)...............................      3,700
     140,000 CDW Computer Center, Inc. (b)...........................      5,670
     154,700 Creative Computers, Inc. (b)............................      2,823
     348,350 Hollywood Entertainment Corp. (b).......................      2,917
     205,900 Just For Feet, Inc. (b).................................      7,361
     349,500 Men's Wearhouse (b).....................................      9,000
     385,000 Micro Warehouse, Inc. (b)...............................     16,651
     189,850 Petco Animal Supplies, Inc. (b).........................      5,553
      78,200 Rexall Sundown, Inc. (b)................................      1,720
     217,400 West Marine, Inc. (b)...................................      6,794
                                                                        --------
                                                                          62,189
                                                                        --------
 Technology (5.3%):
     101,100 Alantec Corp. (b).......................................      5,889
      98,300 C.P. Clare Corp. (b)....................................      2,015
     162,300 Electroglas, Inc. (b)...................................      3,976
     172,500 Electronics for Imaging, Inc. (b).......................      7,547
     182,000 Sanmina Corp. (b).......................................      9,441
                                                                        --------
                                                                          28,868
                                                                        --------
   SHARES
     OR
  PRINCIPAL                          SECURITY                            MARKET
   AMOUNT                           DESCRIPTION                          VALUE
  ---------  --------------------------------------------------------   --------

 COMMON STOCKS, CONTINUED:
 Telecommunications (3.5%):
     670,600 LCI International, Inc. (b).............................   $ 13,747
     208,300 Transaction Network Services (b)........................      5,208
                                                                        --------
                                                                          18,955
                                                                        --------
 Wholesale Distribution (1.0%):
     215,400 Brightpoint, Inc. (b)...................................      3,043
     173,100 Thompson PBE, Inc. (b)..................................      2,423
                                                                        --------
                                                                           5,466
                                                                        --------
     Total Common Stocks                                                 511,507
                                                                        --------
     Total Investments, at value                                         511,507
                                                                        --------
 REPURCHASE AGREEMENTS (6.0%):
  32,781,000 Goldman Sachs 5.95%, 1/2/96***..........................     32,781
                                                                        --------
     Total Repurchase Agreements                                          32,781
                                                                        --------
     Total (Cost--$336,301)(a)                                          $544,288
                                                                        ========

-------
Percentages indicated are based on net assets of $541,519.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation...................................... $218,428
         Unrealized depreciation......................................  (10,441)
                                                                       --------
         Net unrealized appreciation.................................. $207,987
                                                                       ========

(b) Represents non-income producing securities.
*** Repurchase agreements were fully collateralized by U.S. Government
    Securities held by the Group's custodian or other qualified custodian.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
International Discovery Fund                                         (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

   SHARES
     OR
 PRINCIPAL                           SECURITY                            MARKET
   AMOUNT                          DESCRIPTION                           VALUE
 ---------  ---------------------------------------------------------   --------

 COMMON STOCKS (87.7%):
 AUSTRALIA (3.7%):
 Beverages & Tobacco (1.0%):
  1,920,000 Foster Brewing Group Ltd.................................   $  3,143
                                                                        --------
 Building Products (0.9%):
  1,200,000 Pioneer International....................................      3,080
                                                                        --------
 Diversified (0.5%):
    354,637 Smith (Howard) Ltd.......................................      1,675
                                                                        --------
 Packaging (1.3%):
    600,000 Amcor Ltd................................................      4,227
                                                                        --------
  Total Australia                                                         12,125
                                                                        --------
 BELGIUM (1.0%):
 Retail Stores/Catalog (1.0%):
     12,000 Colrayt..................................................      3,288
                                                                        --------
 BRITAIN (8.7%):
 Building Products (1.5%):
  1,800,000 Polypipe PLC.............................................      4,891
                                                                        --------
 Capital Goods (1.5%):
    800,000 Powerscreen..............................................      4,813
                                                                        --------
 Commercial Services (0.5%):
    325,000 Rentokil.................................................      1,690
                                                                        --------
 Electrical & Electronic (1.5%):
    450,000 Farnell Electronics......................................      5,020
                                                                        --------
 Food Products & Services (1.3%):
    550,000 Compass Group............................................      4,180
                                                                        --------
 Manufacturing--Consumer Goods (1.0%):
  1,200,000 Halma PLC................................................      3,279
                                                                        --------
 Media (1.4%):
    500,000 Reuters..................................................      4,576
                                                                        --------
  Total Britain                                                           28,449
                                                                        --------
 CANADA (2.2%):
 Aerospace (1.6%):
    400,000 Bombardier...............................................      5,296
                                                                        --------
 Electronic Components/Instruments (0.2%):
     32,900 Cinram Ltd...............................................        609
                                                                        --------
 Printing & Publishing (0.4%):
     75,000 Moore Corp. Ltd..........................................      1,392
                                                                        --------
  Total Canada                                                             7,297
                                                                        --------
   SHARES
     OR
 PRINCIPAL                           SECURITY                            MARKET
   AMOUNT                          DESCRIPTION                           VALUE
 ---------  ---------------------------------------------------------   --------

 COMMON STOCKS, CONTINUED:
 DENMARK (2.8%):
 Food Products & Services (1.8%):
    121,000 Danisco..................................................   $  5,840
                                                                        --------
 Health Care (1.0%):
     25,000 Novo Nordisk.............................................      3,424
                                                                        --------
  Total Denmark                                                            9,264
                                                                        --------
 FINLAND (0.5%):
 Retail Stores/Catalog (0.5%):
     29,500 Stockmann................................................      1,522
                                                                        --------
 FRANCE (10.1%):
 Consumer Goods & Services (4.2%):
     71,820 BIC......................................................      7,237
     35,000 Hermes International S.A.................................      6,584
                                                                        --------
                                                                          13,821
                                                                        --------
 Machinery & Equipment (1.3%):
     13,554 Sidel....................................................      4,223
                                                                        --------
 Retail Stores/Catalog (3.6%):
     38,775 Castorama Dubois Investisse..............................      6,355
     34,850 Docks de France..........................................      5,298
                                                                        --------
                                                                          11,653
                                                                        --------
 Tobacco (1.0%):
     90,000 Seita....................................................      3,280
                                                                        --------
  Total France                                                            32,977
                                                                        --------
 GERMANY (5.7%):
 Engineering (1.4%):
     14,475 Mannesmann...............................................      4,628
                                                                        --------
 Machinery & Equipment (1.7%):
      9,000 Linde AG.................................................      5,311
                                                                        --------
 Pharmaceuticals (1.3%):
     65,000 Schering AG..............................................      4,335
                                                                        --------
 Retail Stores/Catalog (1.3%):
    120,000 Douglas Holdings.........................................      4,242
                                                                        --------
  Total Germany                                                           18,516
                                                                        --------
 HOLLAND (7.6%):
 Beverages & Tobacco (1.4%):
    127,500 Grolsch..................................................      4,438
                                                                        --------
 Broadcasting & Publishing (1.6%):
    400,000 Elsevier NV..............................................      5,340
                                                                        --------
 Distribution (1.0%):
     60,000 Hagemeyer NV.............................................      3,136
                                                                        --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
International Discovery Fund                                         (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

   SHARES
     OR
 PRINCIPAL                           SECURITY                            MARKET
   AMOUNT                          DESCRIPTION                           VALUE
 ---------  ---------------------------------------------------------   --------

 COMMON STOCKS, CONTINUED:
 HOLLAND, CONTINUED:
 Industrial Goods & Services (0.8%):
    102,777 Vereigde Machine Stork...................................   $  2,552
                                                                        --------
 Office Equipment & Services (1.0%):
     55,000 OCE Van DeGrinten........................................      3,348
                                                                        --------
 Printing & Publishing (1.8%):
     61,643 Wolters Kluwer...........................................      5,837
                                                                        --------
  Total Holland                                                           24,651
                                                                        --------
 HONG KONG (1.4%):
 Electrical & Electronic (0.4%):
    750,000 Johnson Electric Holdings................................      1,336
                                                                        --------
 Retail Stores/Catalog (1.0%):
  4,000,000 Giordano International...................................      3,425
                                                                        --------
  Total Hong Kong                                                          4,761
                                                                        --------
 INDONESIA (1.2%):
 Distribution (0.7%):
    396,000 Modern Photo.............................................      2,295
                                                                        --------
 Tobacco (0.5%):
    164,000 Hanjaya Mandala Sampoerna................................      1,707
                                                                        --------
  Total Indonesia                                                          4,002
                                                                        --------
 ITALY (0.6%):
 Manufacturing--Capital Goods (0.6%):
    755,000 Sasib Di Risp Ordinary...................................      1,829
                                                                        --------
 JAPAN (18.7%):
 Chemical (1.3%):
    158,000 Kurita Water.............................................      4,212
                                                                        --------
 Computer Software (0.8%):
     66,000 PCA Corp.................................................      2,751
                                                                        --------
 Construction (1.5%):
    461,000 Matsushita E. Works......................................      4,871
                                                                        --------
 Data Processing & Reproduction (1.1%):
     56,000 Trans Cosmos.............................................      3,670
                                                                        --------
 Electrical & Electronic (5.3%):
     39,400 Keyence..................................................      4,545
     79,300 Mabuchi Motor............................................      4,935
    368,000 Nikon Co.................................................      4,995
     53,000 Rohm.....................................................      2,995
                                                                        --------
                                                                          17,470
                                                                        --------
 Electronic Components/Instruments (1.3%):
     73,500 Hirose Electric..........................................      4,233
                                                                        --------
   SHARES
     OR
 PRINCIPAL                           SECURITY                            MARKET
   AMOUNT                          DESCRIPTION                           VALUE
 ---------  ---------------------------------------------------------   --------

 COMMON STOCKS, CONTINUED:
 JAPAN, CONTINUED:
 Pharmaceuticals (1.1%):
    164,000 Santen Pharmaceutical....................................   $  3,720
                                                                        --------
 Restaurants (0.7%):
     55,000 Doutor Coffee............................................      2,186
                                                                        --------
 Retail Stores/Catalog (1.7%):
    218,000 Hankyu Department Stores.................................      3,233
     86,000 Kato Denki...............................................      2,234
                                                                        --------
                                                                           5,467
                                                                        --------
 Retail--General Merchandise (1.3%):
     50,000 Autobacs Seven Co........................................      4,158
                                                                        --------
 Services (2.6%):
     56,000 Nichii Gakkan Co. (b)....................................      2,627
     84,000 Secom....................................................      5,847
                                                                        --------
                                                                           8,474
                                                                        --------
  Total Japan                                                             61,212
                                                                        --------
 MALAYSIA (2.1%):
 Engineering (2.1%):
  1,061,000 United Engineers Berhad..................................      6,749
                                                                        --------
 MEXICO (1.7%):
 Beverages & Tobacco (0.2%):
    297,000 Economico Femsa..........................................        694
                                                                        --------
 Building Products (0.4%):
    360,000 Cementos De Mexico.......................................      1,290
                                                                        --------
 Conglomerates (0.7%):
    440,000 Grupo Carso (b)..........................................      2,370
                                                                        --------
 Telecommunication (0.4%):
    120,000 Grupo Televisa S.A.......................................      1,377
                                                                        --------
  Total Mexico                                                             5,731
                                                                        --------
 NEW ZEALAND (1.9%):
 Agriculture (0.5%):
    600,000 Fernz Corp. Ltd..........................................      1,601
                                                                        --------
 Consumer Goods & Services (1.4%):
      1,568 Fisher & Paykel Industries...............................      4,756
                                                                        --------
  Total New Zealand                                                        6,357
                                                                        --------
 PORTUGAL (0.9%):
 Beverages & Tobacco (0.9%):
    180,000 Unicer...................................................      3,015
                                                                        --------
 SWITZERLAND (8.6%):
 Business Services (1.8%):
      2,900 Societe General De Serveillance..........................      5,765
                                                                        --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
International Discovery Fund                                         (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

   SHARES
     OR
 PRINCIPAL                           SECURITY                            MARKET
   AMOUNT                          DESCRIPTION                           VALUE
 ---------  ---------------------------------------------------------   --------

 COMMON STOCKS, CONTINUED:
 SWITZERLAND, CONTINUED:
 Engineering (1.4%):
    260,750 Sandvik..................................................   $  4,574
                                                                        --------
 Food Products & Services (1.5%):
      4,600 Nestle...................................................      5,099
                                                                        --------
 Pharmaceuticals (3.9%):
    163,500 Astra....................................................      6,531
        740 Roche....................................................      6,104
                                                                        --------
                                                                          12,635
                                                                        --------
  Total Switzerland                                                       28,073
                                                                        --------
 SINGAPORE (0.7%):
 Diversified (0.7%):
    982,000 Singapore Technologies Industries........................      2,208
                                                                        --------
 THAILAND (1.3%):
 Retail Stores/Catalog (0.2%):
    217,000 Siam Makro (b)...........................................        799
                                                                        --------
 Telecommunications (1.1%):
    200,000 Advanced Information Service.............................      3,533
                                                                        --------
  Total Thailand                                                           4,332
                                                                        --------
   SHARES
     OR
 PRINCIPAL                          SECURITY                            MARKET
   AMOUNT                          DESCRIPTION                          VALUE
 ---------  --------------------------------------------------------   --------

 COMMON STOCKS, CONTINUED:
 UNITED STATES (6.3%):
 Beverages & Tobacco (1.1%):
    103,000 Buenos Aires Embotella..................................   $  2,118
     90,000 Quilmes Industrial SA...................................      1,413
                                                                       --------
                                                                          3,531
                                                                       --------
 Home Furnishings (1.8%):
    127,380 Industrie Natuzzi.......................................      5,764
                                                                       --------
 Telecommunications (3.4%):
     42,500 Indonesia Satellite (b).................................      1,551
     50,000 Newbridge Network.......................................      2,084
     81,000 Telecommunicacoes Brasileiras...........................      3,852
     45,100 Telecomunication Chile..................................      3,735
                                                                       --------
                                                                         11,222
                                                                       --------
  Total United States                                                    20,517
                                                                       --------
  Total Common Stocks                                                   286,875
                                                                       --------
 INVESTMENT COMPANIES (12.0%):
     14,616 Bank of California Money Market Fund....................     14,616
  9,706,358 Parkstone Prime Obligations Fund Institutional Shares...      9,706
 15,000,000 Parkstone U.S. Government Obligations Fund Institutional
             Shares.................................................     15,000
                                                                       --------
  Total Investment Companies                                             39,322
                                                                       --------
  Total (Cost--$287,453)                                               $326,197
                                                                       ========

-------
Percentages indicated are based on net assets of $327,143.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation....................................... $39,511
         Unrealized depreciation.......................................    (767)
                                                                        -------
         Net unrealized appreciation................................... $38,744
                                                                        =======

FORWARD CURRENCY CONTRACTS

                               CONTRACT  CONTRACT/VALUE  APPRECIATION  DELIVERY
                                 PRICE   (U.S. DOLLARS) (DEPRECIATION)   DATE
                               --------- -------------- -------------- --------
Currency purchased:
 Thai Baht.................... 25.200027      $4             $0         1/2/96
                                              ---
 Payable for forward currency
  contracts purchased.........                $4
                                              ===

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Balanced Fund                                                        (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

  SHARES
    OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 COMMON STOCKS (47.7%):
 Automotive Finance (0.1%):
   3,450   First Merchants Acceptance Corp. (b).......................   $    64
   2,750   Jayhawk Acceptance Corp. (b)...............................        25
                                                                         -------
                                                                              89
                                                                         -------
 Beverages & Tobacco (0.0%):
   3,000   Quilmes Industrial SA (b)..................................        47
                                                                         -------
 Broadcasting & Cable (0.3%):
  18,800   Tele-Communications, Class A (b)...........................       374
                                                                         -------
 Broadcasting & Publishing (0.6%):
  19,500   British Sky Broadcasting-ADR...............................       734
                                                                         -------
 Business Services (2.4%):
   8,300   Acxiom Corp. (b)...........................................       226
   9,000   Alternative Resources Corp. (b)............................       272
  17,850   Ceridian Corp. (b).........................................       736
   5,850   Checkpoint Systems, Inc. (b)...............................       219
   7,650   Cintas Corp. (b)...........................................       340
   2,900   Fair Issac & Company, Inc. ................................        75
  11,000   Paychex, Inc. .............................................       549
   3,600   PMT Services, Inc. (b).....................................       109
   4,600   Peak Technologies Group, Inc. (b)..........................       144
   5,000   U.S. Delivery Systems, Inc. (b)............................       145
                                                                         -------
                                                                           2,815
                                                                         -------
 Computer Hardware (2.2%):
  11,700   3 Com Corp. (b)............................................       545
  11,000   Cisco Systems, Inc. (b)....................................       821
  10,050   Fore Systems, Inc. (b).....................................       598
   6,350   Micro Linear Corp. (b).....................................        65
   3,300   Premends Technology Corp. (b)..............................        87
  12,600   Silicon Graphics, Inc. (b).................................       347
   3,500   Visioneer, Inc. (b)........................................        78
                                                                         -------
                                                                           2,541
                                                                         -------
 Computer Software (6.5%):
   5,850   Baan Co. (b)...............................................       265
   4,000   Cambridge Technology Partners, Inc. (b)....................       230
   4,750   Dendrite International, Inc. (b)...........................        86
   4,500   Discreet Logic, Inc. (b)...................................       113
   2,900   Eagle Point Software Corp. (b).............................        62
  23,843   First Data Corp............................................     1,595
   3,900   FTP Software, Inc. (b).....................................       113
  16,000   GT Interactive Software Corp. (b)..........................       224
  13,000   Informix Corp. (b).........................................       390
   5,600   INSO Corp. (b).............................................       238
   5,600   Macromedia, Inc. (b).......................................       293
   7,950   McAfee Associates, Inc. (b)................................       349
  SHARES
    OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 COMMON STOCKS, CONTINUED:
 Computer Software, continued:
   6,350   Minnesota Educational Computing Corp. (b)..................   $   159
   4,850   Mircosoft Corp. (b)........................................       426
  13,000   Netmanage, Inc. (b)........................................       302
  28,150   Oracle Corp. (b)...........................................     1,192
  10,350   Parametric Technology Corp. (b)............................       688
  11,400   Peoplesoft, Inc. (b).......................................       490
   3,300   Project Software & Development, Inc. (b)...................       115
   2,200   Sync Research, Inc. (b)....................................       100
   5,700   Systemsoft Corp. (b).......................................        64
                                                                         -------
                                                                           7,494
                                                                         -------
 Consumer Goods & Services (1.1%):
  20,600   Gillette Co. ..............................................     1,073
   6,600   Nine West Group, Inc. (b)..................................       248
                                                                         -------
                                                                           1,321
                                                                         -------
 Correctional Facilities (0.2%):
   3,900   Corrections Corporation of America (b).....................       145
   3,200   Wackenhut Corrections Corp. (b)............................        81
                                                                         -------
                                                                             226
                                                                         -------
 Distribution (0.1%):
   4,000   Buenes Aires Embotellado, ADR..............................        83
                                                                         -------
 Diversified (0.8%):
  19,400   ALCO Standard Corp.........................................       885
                                                                         -------
 Education (0.0%):
     700   Sylvan Learning Systems, Inc. (b)..........................        21
                                                                         -------
 Electrical & Electronics (0.8%):
   4,250   Actel Corp. (b)............................................        46
   4,100   Altera Corp. (b)...........................................       204
   3,900   Flextronics International, Ltd. (b)........................       117
  17,006   Molex, Inc.................................................       521
                                                                         -------
                                                                             888
                                                                         -------
 Entertainment (1.6%):
  15,300   Carnival Cruise Lines......................................       372
  11,450   Mirage Resorts (b).........................................       395
   9,600   Regal Cinemas (b)..........................................       286
  16,394   Viacom, Inc. Class B (b)...................................       777
                                                                         -------
                                                                           1,830
                                                                         -------
 Financial Services (3.9%):
   4,200   AAMES Financial Corp. .....................................       117
   8,800   Concord EFS, Inc. (b)......................................       372
  20,800   Credit Acceptance Corp. (b)................................       432
   5,400   Federal National Mortgage Assoc............................       670

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Balanced Fund                                                        (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

  SHARES
    OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 COMMON STOCKS, CONTINUED:
 Financial Services, continued:
  12,900   First USA, Inc. ...........................................   $   572
  26,900   Green Tree Financial Corp..................................       709
   5,575   Imperial Credit Industries, Inc. (b).......................       121
   9,900   MBNA Corp..................................................       365
   7,800   Oxford Resources Corp., Class A (b)........................       176
   7,900   PMI Group, Inc. ...........................................       357
   9,750   SunAmerica, Inc............................................       463
   6,300   United Cos. Financial Corp. ...............................       166
                                                                         -------
                                                                           4,520
                                                                         -------
 Funeral Services (0.6%):
  15,400   Service Corp. International................................       678
                                                                         -------
 Health Care (2.4%):
   5,000   American Medical Response (b)..............................       162
   3,200   Community Health Systems (b)...............................       114
   2,300   Compdent Corp. (b).........................................        95
     500   HCIA, Inc. (b).............................................        23
  21,662   Health Management Associates (b)...........................       566
  27,700   HEALTHSOUTH Corp. (b)......................................       807
  11,200   Manor Care.................................................       392
   8,800   MedPartners/Mullikin, Inc. (b).............................       290
   4,400   Occusystems, Inc. (b)......................................        88
   5,750   Orthodontic Centers of America (b).........................       277
                                                                         -------
                                                                           2,814
                                                                         -------
 Hotels & Lodging (1.2%):
  15,650   Hospitality Francise Systems (b)...........................     1,279
   2,500   Studio Plus Hotels, Inc. (b)...............................        64
                                                                         -------
                                                                           1,343
                                                                         -------
 Insurance (0.5%):
   3,600   American Corp. (b).........................................        95
   5,300   American International Group...............................       490
                                                                         -------
                                                                             585
                                                                         -------
 Machinery & Equipment (0.3%):
   3,100   Applied Materials (b)......................................       122
   3,800   KLA Instruments Corp. (b)..................................        99
   5,600   Ultratech Stepper, Inc. (b)................................       144
                                                                         -------
                                                                             365
                                                                         -------
 Manufacturing-Consumer Goods (0.6%):
  13,600   Duracell...................................................       704
                                                                         -------
 Medical Equipment & Supplies (1.6%):
   7,500   Gulf South Medical Supply (b)..............................       227
   4,900   Henry Schein, Inc. (b).....................................       145
  SHARES
    OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 COMMON STOCKS, CONTINUED:
 Medical Equipment & Supplies, continued
  12,700   Idexx Laboratories, Inc. (b)...............................   $   597
  10,950   Omnicare, Inc..............................................       490
   6,750   Phycor, Inc. (b)...........................................       341
   2,300   Serlogicals Corp. (b)......................................        38
                                                                         -------
                                                                           1,838
                                                                         -------
 Medical-Hospital Services (0.1%):
   5,300   Total Renal Care Holdings, Inc. (b)........................       156
                                                                         -------
 Office Equipment & Services (0.8%):
   7,750   Danka Business Systems ADR.................................       287
   5,000   Xerox Corp. ...............................................       685
                                                                         -------
                                                                             972
                                                                         -------
 Pharmaceuticals (1.6%)
   7,550   Dura Pharmaceuticals (b)...................................       262
  14,350   Merck & Company, Inc. .....................................       944
   3,150   Parexel International Corp. (b)............................       105
   4,200   Quintiles Transnational Corp. (b)..........................       172
   6,950   Watson Pharmaceutical, Inc. (b)............................       341
                                                                         -------
                                                                           1,824
                                                                         -------
 Photography (0.1%):
   3,750   Pinnacle Systems, Inc. (b).................................        93
                                                                         -------
 Radio & TV (0.5%):
   5,500   Clear Channel Communication, Inc. (b)......................       243
   8,200   Infinity Broadcasting (b)..................................       305
                                                                         -------
                                                                             548
                                                                         -------
 Restaurants (0.5%):
   6,400   Landry's Seafood Restaurants, Inc. (b).....................       109
  11,100   Lone Star Steakhouse & Saloon (b)..........................       426
                                                                         -------
                                                                             535
                                                                         -------
 Retail Stores/Catalog (5.0%):
  11,200   Autozone, Inc. (b).........................................       323
   9,850   Barnes & Noble (b).........................................       286
   6,700   Books-A-Million, Inc. (b)..................................        86
   3,200   CDW Computer Center, Inc. (b)..............................       130
  29,800   CUC International, Inc. (b)................................     1,017
   3,400   Creative Computers, Inc. (b)...............................        62
   7,600   Hollywood Entertainment Corp. (b)..........................        64
  15,550   Home Depot, Inc............................................       744
   4,500   Just For Feet, Inc. (b)....................................       161
   8,100   Men's Wearhouse (b)........................................       209
   8,900   Micro Warehouse, Inc. (b)..................................       385
  19,375   Office Depot, Inc. (b).....................................       383

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Balanced Fund                                                        (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

  SHARES
    OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 COMMON STOCKS, CONTINUED:
 Retail Stores/Catalog, continued:
   4,150   Petco Animal Supplies, Inc. (b)............................   $   121
  15,275   Petsmart, Inc. (b).........................................       474
   1,700   Rexall Sundown, Inc. (b)...................................        37
  11,500   Sunglass Hut International (b).............................       273
   9,900   Viking Office Products (b).................................       460
  18,600   Wal-mart Stores, Inc. (b)..................................       416
   5,200   West Marine, Inc. (b)......................................       163
                                                                         -------
                                                                           5,794
                                                                         -------
 Technology (2.0%):
   2,200   Alantec Corp. (b)..........................................       128
   2,300   C.P. Clare Corp. (b).......................................        47
   3,800   Electroglas, Inc. (b)......................................        93
   3,800   Electronics For Image, Inc. (b)............................       166
  20,050   LSI Logic Corp. (b)........................................       657
  16,250   Linear Technology Corp.....................................       638
   5,700   Motorola, Inc. ............................................       325
   4,150   Sanmina Corp. (b)..........................................       215
                                                                         -------
                                                                           2,269
                                                                         -------
 Technology/Software (0.5%):
   7,600   Computer Science (b).......................................       534
                                                                         -------
 Telecommunications (1.1%):
   9,100   Airtouch Communications, Inc. (b)..........................       257
   1,600   Compania Telecomunicacion Chile, ADR (b)                          133
  15,100   LCI International, Inc. (b)................................       310
   1,500   PT Indosat (b).............................................        55
   3,000   Telecommunicacoes Brasleiras, ADR..........................       142
   7,000   Tellabs, Inc. (b)..........................................       259
   4,700   Transaction Network Services (b)...........................       118
                                                                         -------
                                                                           1,274
                                                                         -------
 Wholesale Distribution (0.6%):
   4,925   Brightpoint, Inc. (b)......................................        70
  11,200   Cardinal Health, Inc. .....................................       613
   3,800   Thompson PBE, Inc. (b).....................................        53
                                                                         -------
                                                                             736
                                                                         -------
 FOREIGN STOCKS (6.9%):
 AUSTRALIA (0.4%):
 Beverages & Tobacco (0.1%):
  60,000   Fosters Brewing Group (b)..................................        99
                                                                         -------
 Building Products (0.1%):
  60,000   Pioneer International (b)..................................       155
                                                                         -------
 Diversified (0.1%):
  11,395   Smith (Howard) Ltd. (b)....................................        54
                                                                         -------
  SHARES
    OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 FOREIGN STOCKS, CONTINUED:
 AUSTRALIA, CONTINUED:
 Packaging (0.1%):
  12,500   Amcor Ltd. (b).............................................   $    88
                                                                         -------
 BRITAIN (0.9%):
 Capital Goods (0.1%):
  24,000   Powerscreen International PLC..............................       144
                                                                         -------
 Electrical & Electronic (0.2%):
  15,000   Farnell Electronics (b)....................................       167
                                                                         -------
 Environmental Services (0.0%):
  10,000   Rentokil Group PLC (b).....................................        52
                                                                         -------
 Food Products & Services (0.2%):
  25,000   Compass Group (b)..........................................       190
                                                                         -------
 Manufacturing-Consumer Goods (0.2%):
  40,000   Halna PLC (b)..............................................       109
  60,000   Polypipe PLC...............................................       163
                                                                         -------
                                                                             272
                                                                         -------
 Media (0.2%):
  18,000   Reuters....................................................       165
                                                                         -------
 CANADA (0.1%):
 Electronic Components & Instruments (0.0%):
   1,000   Cinram Ltd. ...............................................        18
                                                                         -------
 Manufacturing-Consumer Goods (0.1%):
  13,000   Bombardier, Class B........................................       172
                                                                         -------
 Office Equipment & Services (0.0%):
   2,500   Moore Corporation Ltd......................................        47
                                                                         -------
 DENMARK (0.3%):
 Food Products & Services (0.2%):
   4,000   Danisco....................................................       193
                                                                         -------
 Health Care (0.1%):
     800   Novo-Nordisk (b)...........................................       110
                                                                         -------
 FINLAND (0.0%):
 Retail Stores/Catalog (0.0%):
   1,000   Stockman (b)...............................................        52
                                                                         -------
 FRANCE (0.8%):
 Beverages & Tobacco (0.1%):
   3,000   Seita (b)..................................................       109
                                                                         -------
 Consumer Goods & Services (0.4%):
   2,000   BIC (b)....................................................       204
   1,200   Hermes International S.A. (b)..............................       226
                                                                         -------
                                                                             430
                                                                         -------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Balanced Fund                                                        (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

  SHARES
    OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 FOREIGN STOCKS, CONTINUED:
 FRANCE, CONTINUED:
 Retail Stores/Catalog (0.3%):
    1,100  Castorama Dubois Investisse (b)............................   $   180
    1,100  Docks de France (b)........................................       167
                                                                         -------
                                                                             347
                                                                         -------
 GERMANY (0.5%):
 Engineering (0.1%):
      500  Mannesmann (b).............................................       159
                                                                         -------
 Machinery & Equipment (0.2%):
      300  Linde AG (b)...............................................       178
                                                                         -------
 Pharmaceuticals (0.1%):
    2,000  Schering AG (b)............................................       133
                                                                         -------
 Retail Stores/Catalog (0.1%):
    4,000  Douglass Holdings (b)......................................       141
                                                                         -------
 HOLLAND (0.5%):
 Beverages & Tobacco (0.1%):
    4,500  Grolsch (b)................................................       157
                                                                         -------
 Broadcasting & Publishing (0.2%):
   13,000  Elsevier...................................................       174
                                                                         -------
 Distribution (0.1%):
    1,900  Hagemeyer (b)..............................................        99
                                                                         -------
 Office Equipment & Services (0.1%):
    1,750  OCE Van DeGrinten..........................................       107
                                                                         -------
 HONG KONG (0.1%):
 Electrical & Electronic (0.0%):
   25,000  Johnson Electric Holdings (g)..............................        45
                                                                         -------
 Retail Stores/Catalog (0.1%):
  120,000  Giordano International (b).................................       102
                                                                         -------
 INDONESIA (0.1%):
 Tobacco (0.1%):
   12,000  Hanjaya Mandala Sampoerma (b)..............................       125
                                                                         -------
 ITALY (0.1%):
 Manufacturing-Capital Goods (0.1%):
   40,000  Sasib S.P.A. (b)...........................................        98
                                                                         -------
 JAPAN (1.7%):
 Chemicals (0.1%):
    6,000  Kurita Water Industries (b)................................       160
                                                                         -------
 Computer Software (0.2%):
    2,000  PCA Corp. (b)..............................................        83
    2,000  Trans Cosmos...............................................       131
                                                                         -------
                                                                             214
                                                                         -------
  SHARES
    OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 FOREIGN STOCKS, CONTINUED:
 JAPAN, CONTINUED:
 Electrical & Electronic (0.6%):
   1,000   Keyence Corp...............................................   $   115
   2,000   Nabuchi Motor Co. Ltd. (b).................................       124
  15,000   Matsushita Electric Works..................................       159
  14,000   Nikon Corp. (b)............................................       190
   1,000   Rohm.......................................................        57
                                                                         -------
                                                                             645
                                                                         -------
 Electronic Components/Instruments (0.1%):
   2,100   Hirose Electric............................................       121
                                                                         -------
 Pharmaceuticals (0.1%):
   6,000   Santen Pharmaceutical......................................       136
                                                                         -------
 Restaurants (0.1%):
   4,000   Doutor Coffee (b)..........................................       159
                                                                         -------
 Retail Stores/Catalog (0.1%):
   6,000   Hankyu Department Stores...................................        89
                                                                         -------
 Retail/General Merchandise (0.2%):
   1,600   Autobacs Seven Co. Ltd. (b)................................       133
   3,000   Kato Denki (b).............................................        78
                                                                         -------
                                                                             211
                                                                         -------
 Services (0.2%):
   2,000   Nichii Gakkan Co. (b)......................................        94
   2,000   Secom Co. Ltd. (b).........................................       139
                                                                         -------
                                                                             233
                                                                         -------
 MALAYSIA (0.1%):
 Engineering (0.1%):
  27,000   United Engineers Berhad (b)................................       172
                                                                         -------
 MEXICO (0.1%):
 Beverages & Tobacco (0.0%):
  10,000   Fomento Economico Mexicano FEMSA (b).......................        23
                                                                         -------
 Building products (0.0%):
  11,000   Cementos De Mexico (b).....................................        39
                                                                         -------
 Diversified (0.1%):
  14,000   Grupo Carso (b)............................................        75
                                                                         -------
 Telecommunications (0.0%):
   4,000   Grupo Televisa (b).........................................        45
                                                                         -------
 NEW ZEALAND (0.1%):
 Consumer Goods & Services (0.1%):
  51,095   Fisher & Paykel Industries.................................       155
                                                                         -------
 PORTUGAL (0.1%):
 Beverages & Tobacco (0.1%):
   6,000   Unicer (b).................................................       100
                                                                         -------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Balanced Fund                                                        (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

  SHARES
    OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 FOREIGN STOCKS, CONTINUED:
 SINGAPORE (0.1%):
 Diversified (0.1%):
    29,000 Singapore Technologies Industrial (b)......................   $    66
                                                                         -------
 SWEDEN (0.2%):
 Pharmaceuticals (0.2%):
     5,500 Astra (b)..................................................       220
                                                                         -------
 SWITZERLAND (0.5%):
 Business Services (0.2%):
       100 Societe General de Surveillance (b)........................       199
                                                                         -------
 Food Products & Services (0.1%):
       150 Nestle (b).................................................       166
                                                                         -------
 Pharmaceuticals (0.2%):
        30 Roche (b)..................................................       238
                                                                         -------
 THAILAND (0.2%):
 Retail Stores/Catalog (0.1%):
    16,000 Siam Makro (b).............................................        59
                                                                         -------
 Telecommunications-Services & Equipment (0.1%):
     4,000 Advanced Information Service (b)...........................        71
                                                                         -------
  Total Foreign Stocks                                                    54,911
                                                                         -------
 CORPORATE BONDS (5.7%):
 Automotive (0.2%):
   250,000 Hertz Corp., 10.13%, 3/1/97................................       263
                                                                         -------
 Automotive Finance (0.6%):
   600,000 General Motors Acceptance Corp.,
            5.50%, 10/15..............................................       689
                                                                         -------
 Banking (0.5%):
   500,000 Continental Bank N.A., 11.25%, 7/1/01......................       560
                                                                         -------
 Electric Utilities (0.9%):
   950,000 Tenaga Nasional Berhad, 7.50%, 11/1/25.....................       994
                                                                         -------
 Financial Services (1.7%):
   545,000 Banque Paribas, 8.35%, 6/15/07.............................       615
   500,000 Dean Witter Discover, 6.00%, 3/1/98........................       503
   850,000 Lehman Brothers Holdings, 6.90%, 7/15/99...................       863
                                                                         -------
                                                                           1,981
                                                                         -------
 Industrial Goods & Services (0.4%):
   500,000 AB Electrolux, 7.00%, 1/29/98..............................       512
                                                                         -------
 Telecommunications (0.3%):
   300,000 Southwestern Bell Capital, 6.60%, 11/27/06.................       308
                                                                         -------
 Transportation & Shipping (1.1%):
 1,000,000 United Air Lines Corp., 10.67%, 5/1/04.....................     1,211
                                                                         -------
  Total Corporate Bonds                                                    6,518
                                                                         -------
   SHARES
     OR
 PRINCIPAL                           SECURITY                            MARKET
   AMOUNT                           DESCRIPTION                           VALUE
 ---------  ----------------------------------------------------------   -------
 U.S. GOVERNMENT AGENCIES (6.6%):
 Federal Home Loan Mortgage Corp.
     84,657 8.25%, 8/15/19............................................   $    86
     87,458 9.00%, 5/15/20............................................        92
    285,074 9.50%, 10/1/20............................................       302
 Federal National Mortgage Assoc.
    211,490 6.50%, 3/25/09............................................       213
  2,003,956 6.00%, 6/1/09.............................................     1,987
    281,910 9.00%, 8/1/09.............................................       297
    207,516 8.25%, 7/1/17.............................................       215
    150,000 6.50%, 5/25/20............................................       150
    277,264 9.00%, 7/25/20............................................       294
  1,372,944 6.50%, 12/1/23............................................     1,357
 Governmental National Mortgage Assoc.
    201,669 8.00%, 6/15/17............................................       210
    186,033 8.00%, 5/15/23............................................       194
    137,819 8.00%, 7/15/23............................................       144
    635,835 8.00%, 10/15/24...........................................       662
  1,166,707 6.00%, 7/20/25............................................     1,178
 Government Trust Certificate
    250,000 9.25%, 11/15/01...........................................       277
                                                                         -------
  Total U.S. Government Agencies                                           7,658
                                                                         -------
 U.S. TREASURY BONDS (9.9%):
  3,000,000 10.75%, 2/15/03...........................................     3,915
  3,200,000 8.75%, 8/15/20............................................     4,291
  2,060,000 7.63%, 2/15/21............................................     2,517
    500,000 8.13%, 8/15/21............................................       632
                                                                         -------
  Total U.S. Treasury Bonds                                               11,355
                                                                         -------
 U.S. TREASURY NOTES (20.6%):
  1,000,000 4.63%, 2/15/96............................................       999
  1,675,000 7.00%, 9/30/96............................................     1,696
  3,700,000 6.13%, 7/31/00............................................     3,809
 10,050,000 6.25%, 8/31/00............................................    10,399
    250,000 6.25%, 2/15/03............................................       261
  5,500,000 7.25%, 8/15/04............................................     6,118
    350,000 5.88%, 11/15/05...........................................       358
                                                                         -------
  Total U.S. Treasury Notes                                               23,640
                                                                         -------
 U.S. TREASURY STRIP (1.0%):
  1,150,000 0.00%, 2/15/96............................................     1,143
                                                                         -------
 INVESTMENT COMPANIES (1.6%):
  1,827,110 Parkstone Prime Obligations Money Market Fund.............     1,827
                                                                         -------
  Total Investment Companies                                               1,827
                                                                         -------
  Total Investments, at value                                            107,052
                                                                         -------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Balanced Fund                                                        (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

  SHARES
    OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 REPURCHASE AGREEMENTS (6.1%):
 6,989,000 Goldman Sachs, 5.95%, 1/2/96*** ..........................   $  6,989
                                                                        --------
  Total Repurchase Agreements                                              6,989
                                                                        --------
  Total (Cost--$98,348)                                                 $114,041
                                                                        ========

-------
Percentages indicated are based on net assets of $115,010.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $7. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation....................................... $15,826
         Unrealized depreciation.......................................    (140)
                                                                        -------
         Net unrealized depreciation................................... $15,686
                                                                        =======

(b) Represents non-income producing securities.
*** Repurchase agreements were fully collateralized by U.S. Government
    Securities held by the Group's custodian or other qualified custodian.

FORWARD CURRENCY CONTRACTS

                               CONTRACT  CONTRACT/VALUE  APPRECIATION  DELIVERY
                                PRICE    (U.S. DOLLARS) (DEPRECIATION)   DATE
                              ---------- -------------- -------------- --------
Currency purchased Thailand
 Baht........................ 25.199.957      $4             $0         1/2/96
                                              ---
Payable for forward currency
 contracts purchased.........                 $4
                                              ===

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Limited Maturity Bond Fund                                           (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------

 CORPORATE BONDS (49.4%):
 Aerospace (0.6%):
   1,000   British Aerospace Finance, 7.50%, 6/11/97................   $  1,021
                                                                       --------
 Airline Leasing (2.1%):
   3,325   Alps, 7.15%, 9/15/04.....................................      3,381
                                                                       --------
 Asset-Backed Securities (2.0%):
     269   EQ Asset Trust, 5.00%, 10/15/08(c).......................        275
   2,000   MBNA, 6.31%*, 12/15/00**.................................      1,999
     824   Merrill Lynch Mortgage Investors Inc., 9.80%, 10/15/08...        843
                                                                       --------
                                                                          3,117
                                                                       --------
 Automotive Finance (2.4%):
   3,815   USAA Auto Loan Grantor Trust 1993 -1A, 3.90%, 3/15/99....      3,804
                                                                       --------
 Banking (1.9%):
   2,000   First U.S.A. Bank, 5.75%, 1/15/99........................      1,990
   1,000   Wachovia Bank Notes, 6.70%, 4/14/99......................      1,029
                                                                       --------
                                                                          3,019
                                                                       --------
 Banking (Foreign) (1.4%):
   2,000   Kansallis-Osake, 8.65%, 12/29/49.........................      2,145
                                                                       --------
 Chemicals (1.3%):
   2,000   DuPont Corp., 8.45%, 10/15/96............................      2,048
                                                                       --------
 Electric Utility (6.2%):
   2,000   Hawaiian Electric, 5.15%, 12/1/96........................      1,993
   1,750   Iberdola Corp., 7.50%, 10/1/02...........................      1,886
   2,675   National Rural Utilities, 9.64%, 5/19/97.................      2,819
   3,000   Southern California Edison, 5.90%, 1/15/97...............      3,008
                                                                       --------
                                                                          9,706
                                                                       --------
 Financial Services (20.1%):
   3,000   American Express Co., 11.63%, 12/12/00...................      3,381
   3,000   Barclays, 11.63%, 5/1/03.................................      3,364
   3,000   Chrysler Financial Corp., 6.12%, 11/30/98................      3,022
   4,060   Commercial Credit, 10.00%, 5/1/99........................      4,547
   3,000   Fletcher Challenge, 9.25%, 5/15/97.......................      3,139
   1,778   Greentree Financial Corp., 7.25%, 7/15/05(d).............      1,807
   1,520   Greentree Financial Corp., 5.60%, 4/15/19................      1,520
   1,675   Greentree Financial Corp., 5.90%, 1/15/21................      1,673
   1,340   Greentree Securitized Net Interest Margin Trust, 6.90%,
            2/15/04.................................................      1,350
   2,000   Mony Funding Inc., 8.25%, 10/29/96.......................      2,038
   5,400   Transamerica Financial, 8.75%, 10/1/99...................      5,900
                                                                       --------
                                                                         31,741
                                                                       --------
 Foreign Agencies (0.6%):
   1,000   Export Import Bank of Korea, 7.85%, 11/1/96..............      1,016
                                                                       --------
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------

 CORPORATE BONDS, CONTINUED:
 Homebuilding/Related Financial Services (1.9%):
   2,924   LB Mortgage Trust, 8.00%, 3/20/99.........................   $  3,018
                                                                        --------
 Industrial Goods & Services (5.6%):
   6,000   Electrolux, 7.00%, 1/29/98................................      6,143
   2,500   WMX Technologies, 8.13%, 2/1/98...........................      2,619
                                                                        --------
                                                                           8,762
                                                                        --------
 Insurance (0.8%):
   1,200   CNA Financial, 8.63%, 3/1/96..............................      1,204
                                                                        --------
 Leasing (1.2%):
   1,750   Hertz Corp., 10.13%, 3/1/97...............................      1,838
                                                                        --------
 Oil & Exploration Products & Services (1.3%):
   2,000   Burmah Castrol B.V., 7.00%, 12/15/97......................      2,040
                                                                        --------
  Total Corporate Bonds                                                   77,860
                                                                        --------
 FOREIGN GOVERNMENTS (1.4%):
   2,000   Tokyo Metro Government, 10.38%, 10/20/97..................      2,165
                                                                        --------
  Total Foreign Governments                                                2,165
                                                                        --------
 U.S. GOVERNMENT AGENCIES (17.8%):
 Federal Home Loan Bank:
  15,000   6.86% (b), 5/17/01........................................     15,055
 Federal Home Loan Mortgage Corp.:
  10,000   7.69%, 12/16/96...........................................     10,212
 Federal National Mortgage Assoc.:
      12   14.00%, 7/1/10............................................         15
       9   14.00%, 5/1/11............................................         11
     138   14.00%, 7/1/11............................................        169
       4   14.00%, 10/1/12...........................................          5
      30   14.00%, 11/1/12...........................................         36
      21   14.00%, 11/1/12...........................................         26
      45   14.00%, 12/1/12...........................................         55
      35   14.00%, 1/1/13............................................         43
       6   14.00%, 7/1/14............................................          7
      59   14.00%, 8/1/14............................................         71
     443   14.00%, 9/1/14............................................        541
     136   14.00%, 9/1/14............................................        166
     141   14.00%, 10/1/14...........................................        173
      26   14.00%, 10/1/14...........................................         31
      56   14.00%, 11/1/14...........................................         68
   1,400   6.50%, 5/25/20............................................      1,400
                                                                        --------
  Total U.S. Government Agencies                                          28,084
                                                                        --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Limited Maturity Bond Fund                                           (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------

 U.S. TREASURY NOTES (29.8%):
   1,250   7.25%, 11/30/96...........................................   $  1,272
  12,450   9.13%, 5/15/99............................................     13,896
  30,675   6.25%, 8/31/00............................................     31,740
                                                                        --------
  Total U.S. Treasury Notes                                               46,908
                                                                        --------
  Total Investments, at value                                            155,017
                                                                        --------
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------

 REPURCHASE AGREEMENTS (0.0%):
      65   Goldman Sachs, 5.95%, 1/2/96***...........................   $     65
                                                                        --------
  Total Repurchase Agreements                                                 65
                                                                        --------
  Total (Cost-$153,850)(a)                                              $155,082
                                                                        ========

-------
Percentages indicated are based on net assets of $157,452.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation........................................ $1,955
         Unrealized depreciation........................................   (723)
                                                                         ------
         Net unrealized appreciation.................................... $1,232
                                                                         ======

(b) Interest rate increases to 7.00% on March 15, 1996.
(c) Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.
(d) Collateralized mortgage obligations.
  * Floating rate demand notes are securities with yields that vary with a designated market index or market rate. These securities are payable on the date of demand. The rate reflected on the schedule of portfolio investments is the effective rate at December 31, 1995.
 ** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods of less than one year.
*** Repurchase agreements were fully collateralized by U.S. Government
    Securities held by the Group's custodian or other qualified custodian.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Intermediate Government Obligations Fund                             (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------

 U.S. GOVERNMENT AGENCIES (46.7%):
 Federal Home Administration Project Loans:
    3,131  7.43%, 7/1/21.............................................   $  3,380
 Federal Home Loan Bank:
   25,000  6.86% (b), 5/17/01........................................     25,091
 Federal Home Loan Mortgage Corp.:
      179  6.50%, 3/1/97.............................................        178
   17,800  5.60%, 3/1/99.............................................     17,722
    1,564  8.00%, 11/1/09............................................      1,611
    5,000  6.25%, 10/15/22...........................................      4,933
 Federal National Mortgage Assoc.:
    3,500  5.90%, 7/6/00.............................................      3,544
   10,000  6.32%, 8/3/00.............................................     10,279
   13,000  6.44%, 6/21/05............................................     13,506
    5,000  6.85%, 8/22/05............................................      5,350
    2,115  6.50%, 3/25/09............................................      2,128
    6,535  6.00%, 6/1/09.............................................      6,479
    2,169  9.00%, 8/1/09.............................................      2,285
    5,062  13.0%, 8/1/15.............................................      6,024
    2,075  8.25%, 7/1/17.............................................      2,153
    2,000  6.50%, 5/25/20............................................      2,001
    1,109  9.00%, 7/25/20............................................      1,175
 Government National Mortgage Assoc.:
    4,861  6.00%, 7/20/25............................................      4,910
 Government Trust Certificate:
    7,500  9.25%, 11/15/01...........................................      8,301
    7,500  6.28%, 6/15/04............................................      7,649
                                                                        --------
  Total U.S. Government Agencies                                         128,699
                                                                        --------
 PRINCIPAL                           SECURITY                            MARKET
   AMOUNT                          DESCRIPTION                           VALUE
 ---------  ---------------------------------------------------------   --------

 U.S. TREASURY NOTES (41.4%):
     16,650 6.88%, 4/30/97...........................................   $ 17,004
     21,490 7.88%, 4/15/98...........................................     22,702
     44,025 6.25%, 8/31/00...........................................     45,554
     10,000 5.75%, 8/15/03...........................................     10,128
     16,850 7.25%, 8/15/04...........................................     18,743
                                                                        --------
  Total U.S. Treasury Notes                                              114,131
                                                                        --------
 U.S. TREASURY STRIP (10.3%):
 28,500,000 2/15/96..................................................     28,316
                                                                        --------
  Total U.S. Treasury STRIP                                               28,316
                                                                        --------
  Total Investments, at value                                            271,146
                                                                        --------
 REPURCHASE AGREEMENTS (0.2%):
    514,000 Goldman Sachs, 5.95%, 1/2/96***..........................        514
                                                                        --------
  Total Repurchase Agreements                                                514
                                                                        --------
  Total (Cost--$266,426)(a)                                             $271,660
                                                                        ========

-------
Percentages Indicated are based on net assets of $275,669.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax by amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $3. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation........................................ $5,358
         Unrealized depreciation........................................   (127)
                                                                         ------
         Net unrealized appreciation.................................... $5,231
                                                                         ======

(b) Interest rate increase to 7.00% on May 17, 1996.
*** Repurchase agreements were fully collateralized by U.S. Government
    Securities held by the Group's custodian or other qualified custodian.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
U.S. Government Income Fund                                          (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 CORPORATE BONDS (0.8%):
     624   Prudential Bache, Trust, Series 12, Class F 8.49%,
            10/20/20..................................................  $    702
     819   Cityfed Mortgage Trust, 10.00%, 1/1/18.....................       819
                                                                        --------
 Total Corporate Bonds                                                     1,521
                                                                        --------
 U.S. GOVERNMENT AGENCIES (67.4%):
 Government National Mortgage Assoc.:
      53   9.00%, 10/15/04............................................        56
      12   9.00%, 10/20/04............................................        12
      69   9.00%, 1/15/05.............................................        78
      97   9.00%, 3/15/05.............................................       103
     133   9.00%, 9/15/08.............................................       141
     198   9.00%, 10/15/08............................................       210
      43   9.00%, 11/15/08............................................        45
     389   9.00%, 12/15/08............................................       412
      45   9.00%, 1/15/09.............................................        47
      59   9.00%, 2/15/09.............................................        63
     188   9.00%, 3/15/09.............................................       199
     380   9.00%, 5/15/09.............................................       403
      74   9.00%, 6/15/09.............................................        78
      10   9.50%, 11/20/01............................................        11
     362   9.50%, 6/15/09.............................................       389
     253   9.50%, 7/15/09.............................................       272
     416   9.50%, 8/15/09.............................................       446
     379   9.50%, 9/15/09.............................................       406
     688   9.50%, 10/15/09............................................       739
     378   9.50%, 11/15/09............................................       405
      87   9.50%, 7/15/13.............................................        93
      11   9.50%, 11/15/15............................................        12
     157   9.50%, 2/15/16.............................................       168
     193   9.50%, 3/15/16.............................................       207
     745   9.50%, 4/15/16.............................................       800
   1,063   9.50%, 5/15/16.............................................     1,142
     646   9.50%, 6/15/16.............................................       694
     269   9.50%, 7/15/16.............................................       289
     566   9.50%, 8/15/16.............................................       608
     469   9.50%, 9/15/16.............................................       503
     108   9.50%, 10/15/16............................................       116
     158   9.50%, 11/15/16............................................       170
     149   9.50%, 12/15/16............................................       160
     295   9.50%, 1/15/17.............................................       316
      95   9.50%, 2/15/17.............................................       102
     123   9.50%, 3/15/17.............................................       132
     125   9.50%, 4/15/17.............................................       135
     213   9.50%, 6/15/17.............................................       228
     223   9.50%, 7/15/17.............................................       239
      96   9.50%, 8/15/17.............................................       102
     812   9.50%, 9/15/17.............................................       871
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Government National Mortgage Assoc., continued:
     330   9.50%, 10/15/17............................................  $    353
      25   9.50%, 12/15/17............................................        26
      57   9.50%, 1/15/18.............................................        61
      18   9.50%, 2/15/18.............................................        19
     252   9.50%, 4/15/18.............................................       270
     287   9.50%, 6/15/18.............................................       309
     266   9.50%, 7/15/18.............................................       286
      68   9.50%, 8/15/18.............................................        73
     186   9.50%, 9/15/18.............................................       199
      36   9.50%, 11/15/18............................................        38
     229   9.50%, 12/15/18............................................       244
     195   9.50%, 1/15/19.............................................       209
     288   9.50%, 2/15/19.............................................       309
      67   9.50%, 3/15/19.............................................        72
     123   9.50%, 4/15/19.............................................       132
      82   9.50%, 11/15/19............................................        88
      87   9.50%, 3/15/20.............................................        93
     189   9.50%, 5/15/20.............................................       202
     118   9.50%, 6/15/20.............................................       126
      90   9.50%, 8/15/20.............................................        97
     107   9.50%, 10/15/20............................................       115
      63   9.50%, 11/15/20............................................        67
   1,202   9.50%, 4/15/21.............................................     1,290
     151   9.50%, 5/15/21.............................................       162
      65   9.50%, 6/15/21.............................................        70
      84   9.50%, 7/15/21.............................................        90
     179   10.00%, 9/20/00............................................       194
      28   10.00%, 12/15/00...........................................        30
      19   10.00%, 1/15/01............................................        20
      14   10.00%, 3/15/01............................................        15
      28   10.00%, 1/15/03............................................        30
     170   10.00%, 3/15/04............................................       180
     107   10.00%, 4/15/04............................................       114
     624   10.00%, 5/15/04............................................       660
     314   10.00%, 6/15/04............................................       333
     143   10.00%, 7/15/04............................................       152
     267   10.00%, 7/15/06............................................       283
     153   10.25%, 2/15/01............................................       163
      53   10.25%, 4/15/01............................................        57
      28   10.50%, 12/15/97...........................................        29
      37   10.50%, 3/15/98............................................        39
      52   10.50%, 4/15/98............................................        56
      80   10.50%, 5/15/98............................................        85
      78   10.50%, 6/15/98............................................        82
      36   10.50%, 8/15/98............................................        38
      23   10.50%, 2/15/99............................................        24
      11   10.50%, 3/15/99............................................        11

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
U.S. Government Income Fund                                          (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Government National Mortgage Assoc., continued:
     46    10.50%, 9/15/00............................................  $     49
     18    10.50%, 10/15/00...........................................        19
      6    10.50%, 1/15/01............................................         6
     60    10.50%, 2/15/01............................................        63
     64    10.50%, 8/15/01............................................        68
     22    10.75%, 1/15/98............................................        23
     17    10.75%, 7/15/98............................................        19
     49    10.75%, 9/15/98............................................        53
     16    11.00%, 12/15/97...........................................        17
     51    11.00%, 1/15/98............................................        55
      9    11.00%, 2/15/98............................................        10
     33    11.00%, 4/15/98............................................        35
    127    11.00%, 11/15/98...........................................       136
     45    11.00%, 12/15/98...........................................        48
     40    11.00%, 4/15/00............................................        42
    267    11.00%, 5/15/00............................................       285
    234    11.00%, 6/15/00............................................       250
    164    11.00%, 9/15/00............................................       176
      9    11.00%, 10/15/00...........................................         9
    117    11.00%, 11/15/00...........................................       125
    165    11.00%, 12/15/00...........................................       176
    321    11.00%, 1/15/01............................................       344
    202    11.00%, 3/15/04............................................       218
    218    11.00%, 8/15/04............................................       236
    322    11.00%, 5/20/19............................................       355
      0    11.25%, 2/15/96............................................         0
     14    11.25%, 5/15/98............................................        15
     48    11.25%, 7/15/98............................................        52
     52    11.50%, 1/15/99............................................        56
     17    11.50%, 7/15/99............................................        19
     66    11.50%, 9/15/99............................................        72
     59    11.50%, 2/15/00............................................        64
      7    11.50%, 3/15/00............................................         7
     12    11.50%, 4/15/00............................................        13
    160    11.50%, 5/15/00............................................       173
      2    11.50%, 6/15/00............................................         2
     37    11.50%, 7/15/00............................................        40
     41    11.50%, 8/15/00............................................        44
     24    11.50%, 12/15/00...........................................        27
    145    11.50%, 6/20/04............................................       160
     24    11.50%, 3/15/11............................................        28
     26    11.50%, 4/15/13............................................        29
     59    11.50%, 6/15/13............................................        66
     33    11.50%, 8/15/13............................................        38
     60    11.50%, 9/20/13............................................        66
      3    11.50%, 10/20/13...........................................         3
      5    11.50%, 11/20/13...........................................         6
     73    11.50%, 8/15/14............................................        83

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Government National Mortgage Assoc., continued:
     31    11.50%, 10/15/14...........................................  $     35
     84    11.50%, 5/15/15............................................        95
     32    11.50%, 6/20/15............................................        35
     16    11.50%, 12/15/15...........................................        18
    154    11.50%, 4/20/19............................................       170
    127    11.50%, 5/20/19............................................       140
     90    11.50%, 10/15/99...........................................        97
     41    11.75%, 10/15/14...........................................        45
     41    11.75%, 12/15/97...........................................        45
    154    11.75%, 4/15/99............................................       171
    359    11.75%, 5/15/99............................................       398
      2    12.00%, 5/20/99............................................         2
     32    12.00%, 7/1/99.............................................        36
      7    12.00%, 8/20/99............................................        17
     16    12.00%, 5/15/00............................................        17
     27    12.00%, 6/15/00............................................       122
     74    12.00%, 6/20/00............................................        82
     85    12.00%, 7/20/00............................................        94
     82    12.00%, 8/20/00............................................        91
     32    12.00%, 1/15/12............................................        37
     49    12.00%, 4/15/12............................................        56
    114    12.00%, 8/15/12............................................       129
    141    12.00%, 11/15/12...........................................       163
    295    12.00%, 12/15/12...........................................       341
    125    12.00%, 1/15/13............................................       144
    123    12.00%, 2/15/13............................................       142
    132    12.00%, 8/15/13............................................       151
    161    12.00%, 9/15/13............................................       181
     79    12.00%, 11/15/13...........................................        92
      5    12.00%, 12/15/13...........................................         5
     94    12.00%, 1/15/14............................................       108
     40    12.00%, 2/15/14............................................        46
    281    12.00%, 3/15/14............................................       325
     25    12.00%, 4/15/14............................................        29
    113    12.00%, 4/20/14............................................       125
    116    12.00%, 5/15/14............................................       135
     55    12.00%, 6/15/14............................................        64
    186    12.00%, 1/15/15............................................       215
    299    12.00%, 2/15/15............................................       346
    191    12.00%, 3/15/15............................................       221
    333    12.00%, 4/15/15............................................       384
    528    12.00%, 5/15/15............................................       610
    486    12.00%, 6/15/15............................................       562
    215    12.00%, 7/15/15............................................       248
     94    12.00%, 8/15/15............................................       108
    121    12.00%, 9/15/15............................................       140
     65    12.00%, 10/15/15...........................................        75
     35    12.00%, 5/15/18............................................        40

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
U.S. Government Income Fund                                          (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Government National Mortgage Assoc., continued:
    108    12.25%, 1/20/14............................................  $    120
     69    12.50%, 12/15/99...........................................        75
     15    12.50%, 4/1/10.............................................        18
    147    12.50%, 4/15/10............................................       173
    297    12.50%, 5/15/10............................................       350
    286    12.50%, 6/15/10............................................       335
      3    12.50%, 7/15/10............................................        51
     21    12.50%, 8/15/10............................................        23
    135    12.50%, 11/15/10...........................................       160
    354    12.50%, 12/15/10...........................................       417
     66    12.50%, 1/15/11............................................        76
      2    12.50%, 2/15/11............................................         2
     30    12.50%, 3/15/11............................................        35
      0    12.50%, 8/15/11............................................         0
      6    12.50%, 4/15/12............................................         7
     33    12.50%, 3/15/13............................................        38
     34    12.50%, 10/1/13............................................        40
    307    12.50%, 10/15/13...........................................       359
     48    12.50%, 10/20/13...........................................        55
     33    12.50%, 11/1/13............................................        39
    182    12.50%, 11/15/13...........................................       213
     52    12.50%, 11/20/13...........................................        58
     45    12.50%, 12/1/13............................................        53
    134    12.50%, 12/15/13...........................................       156
     64    12.50%, 12/20/13...........................................        72
     31    12.50%, 1/1/14.............................................        37
    154    12.50%, 1/15/14............................................       180
     67    12.50%, 3/15/14............................................        79
    116    12.50%, 4/15/14............................................       136
     43    12.50%, 4/20/14............................................        48
    137    12.50%, 5/1/14.............................................       161
    441    12.50%, 5/15/14............................................       516
     68    12.50%, 6/1/14.............................................        80
    605    12.50%, 6/15/14............................................       702
     94    12.50%, 6/20/14............................................       106
     31    12.50%, 7/1/14.............................................        36
    387    12.50%, 7/15/14............................................       456
    125    12.50%, 7/20/14............................................       140
     23    12.50%, 8/15/14............................................        26
     40    12.50%, 8/20/14............................................        44
     62    12.50%, 9/1/14.............................................        74
      8    12.50%, 9/20/14............................................         9
     57    12.50%, 10/1/14............................................        66
     29    12.50%, 10/15/14...........................................        34
     61    12.50%, 10/20/14...........................................        68
     42    12.50%, 11/15/14...........................................        49
     37    12.50%, 11/20/14...........................................        42
     39    12.50%, 12/1/14............................................        45

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Government National Mortgage Assoc., continued:
    191    12.50%, 12/15/14...........................................  $    223
     87    12.50%, 12/20/14...........................................        98
    146    12.50%, 1/1/15.............................................       171
    354    12.50%, 1/15/15............................................       413
     14    12.50%, 2/1/15.............................................        16
    330    12.50%, 2/15/15............................................       384
    120    12.50%, 3/15/15............................................       142
    298    12.50%, 4/15/15............................................       349
     23    12.50%, 5/1/15.............................................        27
     55    12.50%, 5/15/15............................................        65
    149    12.50%, 5/20/15............................................       168
     93    12.50%, 6/15/15............................................       108
     75    12.50%, 6/20/15............................................        84
     25    12.50%, 7/1/15.............................................        29
     70    12.50%, 7/20/15............................................        78
     71    12.50%, 9/20/15............................................        80
    153    12.50%, 10/15/15...........................................       179
     35    12.50%, 11/20/15...........................................        40
     89    12.50%, 1/20/16............................................       100
      6    12.75%, 2/15/00............................................         7
    116    12.75%, 9/20/13............................................       130
     10    12.75%, 11/15/13...........................................        11
    249    12.75%, 11/20/13...........................................       281
     13    12.75%, 12/20/13...........................................        15
      1    12.75%, 2/20/14............................................         2
     48    12.75%, 3/20/14............................................        54
     55    12.75%, 7/15/14............................................        62
      3    12.75%, 8/20/14............................................         4
      7    12.75%, 9/20/14............................................         8
      3    12.75%, 10/20/14...........................................         4
     99    12.75%, 12/20/14...........................................       111
      2    12.75%, 7/20/15............................................         3
      2    13.00%, 10/15/99...........................................         2
     35    13.00%, 7/15/04............................................        41
     32    13.00%, 11/15/10...........................................        37
    161    13.00%, 12/15/10...........................................       180
      8    13.00%, 1/1/11.............................................         9
    148    13.00%, 1/15/11............................................       176
     27    13.00%, 2/1/11.............................................        32
    310    13.00%, 2/15/11............................................       367
    165    13.00%, 3/15/11............................................       196
     29    13.00%, 4/1/11.............................................        35
    378    13.00%, 4/15/11............................................       447
      7    13.00%, 5/15/11............................................         8
      5    13.00%, 8/15/11............................................         6
     10    13.00%, 10/15/11...........................................        11
    150    13.00%, 1/15/12............................................       178
     45    13.00%, 2/15/12............................................        54

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
U.S. Government Income Fund                                          (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Government National Mortgage Assoc., continued:
     14    13.00%, 5/15/12............................................  $     17
      8    13.00%, 6/15/12............................................         9
     18    13.00%, 7/15/12............................................        22
      1    13.00%, 8/15/12............................................         1
     14    13.00%, 9/15/12............................................        16
     51    13.00%, 10/15/12...........................................        60
     47    13.00%, 11/1/12............................................        56
     72    13.00%, 11/15/12...........................................        86
     97    13.00%, 12/1/12............................................       116
      7    13.00%, 12/15/12...........................................         9
     45    13.00%, 9/1/13.............................................        53
    187    13.00%, 9/15/13............................................       220
     67    13.00%, 10/1/13............................................        79
    217    13.00%, 10/15/13...........................................       258
     26    13.00%, 6/1/14.............................................        31
     67    13.00%, 6/15/14............................................        80
    249    13.00%, 7/15/14............................................       291
      4    13.00%, 8/1/14.............................................         4
    222    13.00%, 8/15/14............................................       255
     89    13.00%, 9/15/14............................................       103
     10    13.00%, 10/1/14............................................        12
    372    13.00%, 10/15/14...........................................       429
    125    13.00%, 10/20/14...........................................       142
      5    13.00%, 11/1/14............................................         5
     71    13.00%, 11/15/14...........................................        84
      8    13.00%, 12/1/14............................................        10
    139    13.00%, 12/15/14...........................................       164
    167    13.00%, 12/20/14...........................................       189
     87    13.00%, 1/1/15.............................................       103
     34    13.00%, 1/15/15............................................        40
    117    13.00%, 6/15/15............................................       139
     21    13.00%, 6/20/15............................................        24
     23    13.00%, 8/1/15.............................................        26
     47    13.00%, 3/15/16............................................        56
     48    13.25%, 9/20/13............................................        55
      3    13.25%, 1/20/15............................................         4
    462    13.50%, 5/15/10............................................       557
    138    13.50%, 6/15/10............................................       161
    180    13.50%, 7/15/10............................................       218
     36    13.50%, 8/15/10............................................        44
     60    13.50%, 9/15/10............................................        73
     96    13.50%, 4/15/11............................................       115
    604    13.50%, 5/15/11............................................       725
     13    13.50%, 8/15/11............................................        16
     14    13.50%, 9/15/11............................................        17
     20    13.50%, 2/15/12............................................        24
    250    13.50%, 10/15/12...........................................       302
    373    13.50%, 11/15/12...........................................       449

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Government National Mortgage Assoc., continued:
     41    13.50%, 12/15/12...........................................  $     50
     82    13.50%, 7/15/14............................................        97
      3    13.50%, 7/20/14............................................         3
    498    13.50%, 8/15/14............................................       599
      7    13.50%, 8/20/14............................................         8
     49    13.50%, 9/1/14.............................................        55
    633    13.50%, 9/15/14............................................       761
     83    13.50%, 9/20/14............................................        94
    225    13.50%, 10/15/14...........................................       270
    124    13.50%, 10/20/14...........................................       141
     38    13.50%, 11/1/14............................................        43
    130    13.50%, 11/15/14...........................................       157
     45    13.50%, 11/20/14...........................................        50
     42    13.50%, 12/15/14...........................................        52
     12    13.50%, 12/20/14...........................................        13
     27    13.50%, 1/20/15............................................        30
     52    13.50%, 2/15/15............................................        62
     17    13.50%, 3/20/15............................................        19
     32    13.50%, 4/15/15............................................        39
     83    13.50%, 4/20/15............................................        94
     61    13.50%, 5/20/15............................................        70
     32    13.50%, 6/20/15............................................        36
      3    13.75%, 2/15/97............................................         3
    426    14.00%, 5/15/11............................................       513
   1975    14.00%, 6/15/11............................................     2,409
    336    14.00%, 7/15/11............................................       408
     23    14.00%, 9/15/11............................................        28
     31    14.00%, 11/15/11...........................................        37
     69    14.00%, 1/15/12............................................        85
     39    14.00%, 2/15/12............................................        46
      2    14.00%, 3/15/12............................................         3
     12    14.00%, 4/15/12............................................        15
     27    14.00%, 5/15/12............................................        33
    132    14.00%, 7/15/12............................................       156
     66    14.00%, 8/15/12............................................        81
    115    14.00%, 9/15/12............................................       141
    108    14.00%, 10/15/12...........................................       132
    106    14.00%, 7/15/14............................................       130
    170    14.00%, 8/15/14............................................       208
    313    14.00%, 9/15/14............................................       380
      9    14.00%, 9/20/14............................................        11
    372    14.00%, 10/15/14...........................................       452
    103    14.00%, 11/15/14...........................................       125
    160    14.00%, 12/15/14...........................................       195
     10    14.00%, 1/20/15............................................        11
    214    14.00%, 2/15/15............................................       261
     13    14.25%, 10/15/97...........................................        14
     41    14.25%, 11/15/97...........................................        46

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
U.S. Government Income Fund                                          (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Government National Mortgage Assoc., continued:
      7    14.25%, 9/15/99............................................  $      8
      1    14.25%, 10/15/99...........................................         1
     26    14.50%, 6/15/11............................................        30
     12    14.50%, 11/15/11...........................................        14
      2    14.50%, 3/15/12............................................         2
    106    14.50%, 9/15/12............................................       123
    148    14.50%, 10/15/12...........................................       175
     47    14.50%, 8/15/14............................................        58
      4    14.75%, 10/15/96...........................................         5
      6    14.75%, 11/15/96...........................................         7
      2    14.75%, 4/15/97............................................         3
      4    14.75%, 5/15/97............................................         5
      1    14.75%, 6/15/97............................................         1
     17    15.00%, 5/15/97............................................        19
    117    15.00%, 6/15/11............................................       149
    569    15.00%, 7/15/11............................................       713
    364    15.00%, 8/15/11............................................       458
    713    15.00%, 9/15/11............................................       894
     73    15.00%, 10/15/11...........................................        93
      6    15.00%, 11/15/11...........................................         7
    172    15.00%, 12/15/11...........................................       212
    164    15.00%, 1/15/12............................................       204
    656    15.00%, 2/15/12............................................       813
    270    15.00%, 3/15/12............................................       336
    296    15.00%, 4/15/12............................................       369
    719    15.00%, 5/15/12............................................       899
    658    15.00%, 6/15/12............................................       824
    602    15.00%, 7/15/12............................................       752
     50    15.00%, 8/01/12............................................        63
   1181    15.00%, 8/15/12............................................     1,472
   1860    15.00%, 9/15/12............................................     2,326
    153    15.00%, 10/15/12...........................................       192
    210    15.00%, 11/15/12...........................................       264
    169    15.00%, 12/15/12...........................................       211
     25    15.00%, 1/15/13............................................        31
     49    15.00%, 2/15/13............................................        61
     21    15.00%, 4/15/13............................................        26
      4    15.25%, 11/15/96...........................................         5
      6    15.25%, 12/15/96...........................................         7
     19    15.25%, 2/15/97............................................        21
     19    15.25%, 3/15/97............................................        21
     22    15.50%, 8/15/11............................................        26
     42    15.50%, 9/15/11............................................        48
     56    15.50%, 10/15/11...........................................        65
     11    15.75%, 11/15/96...........................................        13
      7    15.75%, 12/15/96...........................................         8
      3    15.75%, 2/15/97............................................         4
     20    15.75%, 3/15/97............................................        23

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Government National Mortgage Assoc., continued:
       5   15.75%, 4/15/97............................................  $      5
      30   15.75%, 5/15/97............................................        34
      19   15.75%, 12/15/11...........................................        21
       1   16.75%, 1/15/97............................................         1
      74   17.00%, 11/15/95...........................................        88
      49   17.00%, 11/15/11...........................................        59
 Federal Home Loan Mortgage Corp.:
   3,395   6.00%, 6/1/09..............................................     3,365
   5,375   6.25%, 10/15/22............................................     5,303
   2,742   6.50%, 3/25/09.............................................     2,759
       1   7.00%, 1/1/02..............................................         1
     115   8.00%, 12/1/01.............................................       119
     290   8.00%, 2/1/02..............................................       300
     204   8.00%, 3/1/02..............................................       211
      79   8.00%, 4/1/02..............................................        82
     224   8.00%, 6/1/02..............................................       232
      59   8.00%, 7/1/02..............................................        61
     520   8.00%, 9/1/02..............................................       537
     991   8.50%, 9/1/07..............................................     1,035
      91   8.75%, 3/1/05..............................................        95
      18   8.75%, 9/1/05..............................................        19
     320   8.75%, 8/1/07..............................................       333
       8   8.75%, 1/1/08..............................................         8
     265   8.75%, 10/1/08.............................................       276
      77   8.75%, 11/1/08.............................................        80
     126   8.75%, 3/1/09..............................................       131
      18   8.75%, 5/1/09..............................................        19
      74   8.75%, 8/1/09..............................................        77
      70   8.75%, 9/1/09..............................................        73
     153   8.75%, 6/1/10..............................................       160
     177   8.75%, 8/1/10..............................................       185
      34   8.75%, 7/1/12..............................................        36
     273   8.75%, 8/1/16..............................................       284
     475   8.75%, 2/1/17..............................................       495
      38   8.75%, 3/1/17..............................................        39
    1053   8.75%, 5/1/17..............................................     1,098
     117   8.75%, 7/1/17..............................................       122
     106   8.75%, 8/1/17..............................................       111
      50   9.00%, 4/1/97..............................................        52
      95   9.00%, 5/1/97..............................................        98
     164   9.00%, 9/1/97..............................................       169
     143   9.00%, 10/1/97.............................................       147
   2,495   9.00%, 7/25/20.............................................     2,644
   7,887   9.00%, 10/25/00............................................     8,415
      10   9.00%, 7/1/01..............................................        10
      51   9.00%, 3/1/03..............................................        53
   2,156   9.00%, 6/1/14..............................................     2,284
   2,421   9.00%, 10/1/17.............................................     2,567

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
U.S. Government Income Fund                                          (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal Home Loan Mortgage Corp., continued:
      15   9.50%, 5/1/97..............................................  $     16
     161   9.50%, 6/1/97..............................................       167
       4   9.50%, 4/1/01..............................................         4
      20   9.50%, 7/1/01..............................................        21
      34   9.50%, 8/1/01..............................................        36
      47   9.50%, 9/1/01..............................................        49
     136   9.50%, 10/1/01.............................................       142
      55   9.50%, 11/1/01.............................................        57
     127   9.50%, 12/1/01.............................................       133
      13   9.50%, 1/1/02..............................................        14
      31   9.50%, 10/1/02.............................................        32
      20   9.50%, 12/1/02.............................................        21
   3,949   9.50%, 6/1/11..............................................     4,177
   2,864   9.50%, 12/15/18............................................     2,979
   1,892   9.50%, 10/1/20.............................................     2,002
      38   10.00%, 7/1/00.............................................        40
      25   10.00%, 9/1/00.............................................        27
      10   10.00%, 12/1/00............................................        10
       9   10.00%, 1/1/01.............................................         9
      76   10.00%, 10/1/01............................................        79
      79   10.00%, 2/1/01.............................................        83
     235   10.00%, 3/1/01.............................................       247
      56   10.00%, 6/1/01.............................................        59
      12   10.00%, 7/1/01.............................................        12
     126   10.00%, 8/1/01.............................................       133
     131   10.00%, 9/1/01.............................................       138
      67   10.00%, 10/1/01............................................        70
      45   10.00%, 11/1/01............................................        47
      15   10.00%, 10/1/02............................................        16
      30   10.00%, 11/1/02............................................        32
     237   10.00%, 12/1/02............................................       249
     226   10.00%, 1/1/03.............................................       238
     232   10.00%, 3/1/03.............................................       244
     271   10.00%, 10/1/03............................................       284
      31   10.00%, 2/1/04.............................................        33
      19   10.00%, 4/1/04.............................................        20
     354   10.00%, 6/1/04.............................................       372
     107   10.00%, 8/1/04.............................................       112
       2   10.00%, 1/1/01.............................................         2
      27   10.00%, 3/1/01.............................................        29
      94   10.50%, 8/1/99.............................................       100
     208   10.50%, 6/1/00.............................................       220
     459   10.50%, 7/1/00.............................................       484
      79   10.50%, 8/1/00.............................................        83
      88   10.50%, 9/1/00.............................................        93
     318   10.50%, 10/1/00............................................       337
     937   10.50%, 11/1/00............................................       989
     420   10.50%, 12/1/00............................................       443

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal Home Loan Mortgage Corp., continued:
     253   10.50%, 1/1/01.............................................  $    268
     257   10.50%, 2/1/01.............................................       272
      47   10.50%, 3/1/01.............................................        49
       8   10.50%, 4/1/01.............................................         9
     167   10.50%, 11/1/02............................................       176
      25   10.50%, 2/1/03.............................................        27
      38   10.50%, 2/1/04.............................................        40
      52   10.50%, 4/1/04.............................................        54
      26   10.50%, 5/1/04.............................................        28
     109   10.50%, 7/1/04.............................................       115
   2,313   10.50%, 12/1/19............................................     2,539
      32   11.00%, 4/1/00.............................................        34
     298   11.00%, 5/1/00.............................................       315
     352   11.00%, 8/1/00.............................................       373
     261   11.00%, 9/1/00.............................................       276
     971   11.00%, 10/1/00............................................     1,028
     160   11.00%, 1/1/01.............................................       170
     244   11.00%, 2/1/01.............................................       258
     210   11.00%, 4/1/01.............................................       223
      79   11.25%, 6/1/13.............................................        88
     117   11.25%, 5/1/14.............................................       131
      33   11.50%, 3/1/99.............................................        35
       3   11.50%, 1/1/00.............................................         4
      39   11.50%, 2/1/00.............................................        42
      34   11.50%, 5/1/00.............................................        36
      77   11.50%, 9/1/00.............................................        82
      14   11.50%, 11/1/00............................................        15
      11   11.50%, 12/1/00............................................        12
      74   11.50%, 1/1/01.............................................        79
      23   11.50%, 4/1/01.............................................        25
     118   11.75%, 1/1/13.............................................       132
      30   11.75%, 7/1/13.............................................        34
      21   11.75%, 10/1/13............................................        24
      12   11.75%, 11/1/13............................................        13
      45   11.75%, 6/1/14.............................................        51
     194   11.75%, 5/1/15.............................................       217
      41   12.00%, 11/1/99............................................        44
     111   12.00%, 11/1/00............................................       119
      46   12.00%, 3/1/00.............................................        50
      14   12.00%, 4/1/00.............................................        15
      26   12.00%, 9/1/11.............................................        29
      16   12.00%, 3/1/12.............................................        18
       3   12.00%, 4/1/12.............................................         3
      92   12.00%, 10/1/12............................................       104
     104   12.00%, 1/1/13.............................................       118
      27   12.00%, 4/1/13.............................................        31
      97   12.00%, 7/1/13.............................................       110
      77   12.00%, 8/1/13.............................................        87

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
U.S. Government Income Fund                                          (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal Home Loan Mortgage Corp., continued:
      12   12.00%, 9/1/13.............................................  $     13
      11   12.00%, 6/1/20.............................................        13
      57   12.50%, 7/1/99.............................................        61
      10   12.50%, 8/1/99.............................................        10
     276   12.50%, 10/1/99............................................       297
      32   12.50%, 11/1/9.............................................        36
     117   12.50%, 1/1/13.............................................       132
     564   12.50%, 5/1/15.............................................       643
      34   12.50%, 6/1/15.............................................        39
 MDC Asset Investors Trust:
   1,000   7.00%, 2/20/19.............................................       997
                                                                        --------
  Total U.S. Government Agencies                                         127,689
                                                                        --------

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 U.S. TREASURY BONDS (13.3%):
   9,000   11.63%, 11/15/02...........................................  $ 12,124
   9,000   12.36%, 5/15/04............................................    13,030
                                                                        --------
  Total U.S. Treasury Bonds                                               25,154
                                                                        --------
 U.S. TREASURY NOTES (17.1%):
   3,000   7.25%, 11/30/96............................................     3,052
   2,700   7.88%, 4/15/98.............................................     2,852
   6,700   6.25%, 8/31/00.............................................     6,933
  17,675   7.25%, 8/15/04.............................................    19,661
                                                                        --------
  Total U.S. Treasury Notes                                               32,498
                                                                        --------
  Total Investments, at value                                            186,862
                                                                        --------
 REPURCHASE AGREEMENTS (0.1%):
     202   Goldman Sachs, 5.95%, 1/2/96***............................       202
                                                                        --------
  Total Repurchase Agreements                                                202
                                                                        --------
  Total (Cost--$184,696)(a)                                             $187,064
                                                                        ========

-------
Percentages indicated are based on net assets of $189,573.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $3. Cost for federal income tax purposes differs from value ny net unrealized appreciation of securities as follows:

         Unrealized appreciation....................................... $ 3,746
         Unrealized depreciation.......................................  (1,381)
                                                                        -------
         Net unrealized appreciation................................... $ 2,365
                                                                        =======

*** Repurchase agreements were fully collateralized by U.S. Government
    Securities held by the Group's custodian or other qualified custodian.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Bond Fund                                                            (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------
 CORPORATE BONDS (32.6%):
 Airlines (0.9%):
   4,000   United Air Lines Corp., 10.67%, 5/1/04...................   $  4,845
                                                                       --------
 Banking (2.0%):
   5,000   Asian Development Bank, 6.38%, 6/8/03....................      5,119
   5,500   Continental Bank N.A., 11.25%, 7/1/01....................      6,160
                                                                       --------
                                                                         11,279
                                                                       --------
 Entertainment (1.4%):
   7,500   Time Warner Entertainment,
            8.38%, 3/15/23..........................................      8,100
                                                                       --------
 Financial Services (4.7%):
   7,000   Chrysler Financial Corp., 6.12%, 11/30/98................      7,053
   4,444   Greentree Financial Corp., 7.25%, 7/15/05................      4,518
  11,000   Greentree Financial Corp., 7.20%, 4/15/19................     11,555
   3,350   Greentree Securitized Net Interest Margin Trust, 6.90%,
            2/15/04.................................................      3,375
                                                                       --------
                                                                         26,501
                                                                       --------
 Foreign Banking (5.7%):
   5,250   B.B.V. International Finance,
            7.00%, 12/1/25..........................................      5,230
   5,000   Credit Suisse, 8.50%, 11/18/04...........................      5,694
   5,000   Gen De Catalunya, 6.38%, 12/15/07........................      5,025
  10,000   Kansallis-Osake, 8.65%, 12/29/49.........................     10,732
   5,000   Scotland International Bank,
            8.80%, 1/27/04..........................................      5,763
                                                                       --------
                                                                         32,444
                                                                       --------
 Foreign Governments (0.9%):
   5,000   Freeport Terminal Malta (b),
            7.50%, 3/29/09..........................................      5,275
                                                                       --------
 Foreign Utilities--Electric (1.8%):
   5,000   Tenaga Nasional Berhad, 7.88%, 6/15/04...................      5,494
   4,550   Tenaga Nasional Berhad, 7.50%, 11/1/25...................      4,760
                                                                       --------
                                                                         10,254
                                                                       --------
 Foreign Government Agency (2.8%):
   5,875   China International Trust & Investing, 9.00%, 10/15/06...      6,653
   8,000   Export Development Corp., 8.50%, 8/19/03.................      9,130
                                                                       --------
                                                                         15,783
                                                                       --------
 Homebuilding/Related Financial Services (1.8%):
  10,220   EQCC Home Equity Loan Trust,
            5.73%, 12/15/08.........................................      9,974
                                                                       --------

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------
 CORPORATE BONDS, CONTINUED:
 Industrial Goods & Services (3.5%):
   5,000   Hanson Overseas, 6.75%, 9/15/05..........................   $  5,175
   6,000   Heinz Corp., 7.50%, 4/26/00..............................      6,345
   5,000   Mayne Nickless, 8.65%, 4/15/02...........................      5,644
   3,000   Petroliam Nasional Berhd, 7.13%, 8/15/05.................      3,176
                                                                       --------
                                                                         20,340
                                                                       --------
 Insurance (4.1%):
   5,000   Equitable Life, 6.95%, 12/1/05...........................      5,075
   5,000   ITT Hartford, 7.30%, 11/1/15.............................      5,200
   6,000   Nationwide Contingent Surplus Notes Trust, 9.88%,
            2/15/25.................................................      6,975
   5,855   Travelers Group Inc., 6.88%, 6/1/25......................      6,097
                                                                       --------
                                                                         23,347
                                                                       --------
 Printing & Publishing (1.4%):
   8,000   Alco Standard, 6.18%, 12/4/00............................      8,050
                                                                       --------
 Telecommunications (1.6%):
   9,200   New York Telephone Co., 7.00%, 8/15/25...................      9,200
                                                                       --------
  Total Corporate Bonds                                                 185,392
                                                                       --------
 MEDIUM TERM NOTES (2.7%):
 Manufacturing--Capital Goods (0.9%):
   5,000   Cooper Industries, Inc., 6.66%, 11/1/05..................      5,113
                                                                       --------
 Telecommunications (1.8%):
   9,700   Southwestern Bell Capital, 6.60%, 11/27/06...............      9,967
                                                                       --------
  Total Medium Term Notes                                                15,080
                                                                       --------
 U.S. GOVERNMENT AGENCIES (26.2%):
 Federal Home Loan Mortgage Corp.:
   7,200   5.60%, 3/1/99............................................      7,168
   3,302   8.25%, 8/15/19...........................................      3,335
   2,531   9.00%, 5/15/20...........................................      2,675
   4,846   9.50%, 10/1/20...........................................      5,126
 Federal National Mortgage Assoc.:
   6,500   5.90%, 7/6/00............................................      6,582
   2,200   7.40%, 7/1/04............................................      2,423
   7,000   6.85%, 8/22/05...........................................      7,490
  11,639   6.50%, 3/25/09...........................................     11,714
   9,584   6.00%, 6/1/09............................................      9,502
   2,971   9.00%, 8/1/09............................................      3,131
   5,730   8.25%, 7/1/17............................................      5,945
   3,000   6.50%, 5/25/20...........................................      3,001
   7,209   9.00%, 7/25/20...........................................      7,639
     601   7.00%, 9/1/23............................................        606
   2,477   7.00%, 10/1/23...........................................      2,497
     304   7.00%, 11/1/23...........................................        306
   7,845   6.50%, 12/1/23...........................................      7,757
     326   7.00%, 1/1/24............................................        329

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Bond Fund                                                            (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                        SECURITY                           MARKET
  AMOUNT                         DESCRIPTION                         VALUE
 --------- ------------------------------------------------------   --------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal National Mortgage Assoc., continued:
   1,263   7.00%, 2/1/24.........................................   $  1,273
     992   7.00%, 3/1/24.........................................      1,000
   4,038   7.00%, 5/1/24.........................................      4,071
   3,682   7.00%, 6/1/24.........................................      3,712
   1,658   7.00%, 7/1/24.........................................      1,672
     345   7.00%, 11/1/24........................................        348
     541   7.00%, 12/1/24........................................        546
   2,017   8.00%, 6/15/17........................................      2,101
     461   8.00%, 3/15/23........................................        480
     100   8.00%, 3/15/23........................................        104
     755   8.00%, 4/15/23........................................        787
     274   8.00%, 5/15/23........................................        285
   2,726   8.00%, 6/15/23........................................      2,840
     241   8.00%, 7/15/23........................................        251
     132   8.00%, 10/15/23.......................................        138
   1,589   8.00%, 11/15/23.......................................      1,656
      24   8.00%, 2/15/24........................................         25
     147   8.00%, 4/15/24........................................        153
     859   8.00%, 5/15/24........................................        895
   1,014   8.00%, 6/15/24........................................      1,056
     689   8.00%, 7/15/24........................................        717
   1,211   8.00%, 8/15/24........................................      1,262
   1,738   8.00%, 9/15/24........................................      1,810
     805   8.00%, 10/15/24.......................................        839
   1,016   8.00%, 11/15/24.......................................      1,059
     643   8.00%, 12/15/24.......................................        669
     836   8.00%, 1/15/25........................................        871
      62   8.00%, 3/15/25........................................         64
      25   8.00%, 4/15/25........................................         26
     104   8.00%, 5/15/25........................................        108
  14,639   6.00%, 5/20/25........................................     14,876
   5,834   6.00%, 7/20/25........................................      5,892
 Private Export Funding Corp.,
  10,000   6.62%, 10/1/05........................................     10,513
                                                                    --------
  Total U.S. Government Agencies                                     149,325
                                                                    --------

 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 U.S. TREASURY BONDS (3.8%):
  10,000   7.50%, 11/15/24...........................................   $ 12,007
   7,820   7.63%, 2/15/25............................................      9,554
                                                                        --------
  Total U.S. Treasury Bonds                                               21,561
                                                                        --------
 U.S. TREASURY NOTES (19.9%):
  27,100   7.75%, 1/31/00............................................     29,447
  20,700   6.25%, 8/31/00............................................     21,419
   5,000   6.13%, 9/30/00............................................      5,150
  41,700   6.38%, 8/15/02............................................     43,766
  13,050   5.88%, 11/15/05...........................................     13,340
                                                                        --------
  Total U.S. Treasury Notes                                              113,122
                                                                        --------
  Total Investments, at value                                            484,480
                                                                        --------
 REPURCHASE AGREEMENTS (13.5%):
  76,562   Goldman Sachs, 5.95%, 1/2/96***...........................     76,562
                                                                        --------
  Total Repurchase Agreements                                             76,562
                                                                        --------
  Total (Cost--$547,479)(a)                                             $561,042
                                                                        ========

-------
Percentages indicated are based on net assets of $568,700.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation....................................... $14,028
         Unrealized depreciation.......................................    (465)
                                                                        -------
         Net unrealized appreciation................................... $13,563
                                                                        =======

(b) Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.
*** Repurchase agreements were fully collateralized by U.S. Government
    Securities held by the Group's custodian or other qualified custodian.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Municipal Bond Fund                                                  (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------
 MUNICIPAL BONDS (98.2%):
 Arizona (2.7%):
   2,000   City of Phoenix, 6.00%, 7/1/01...........................   $  2,162
   1,680   Salt River Project, 7.40%, 1/1/03........................      1,814
                                                                       --------
                                                                          3,976
                                                                       --------
 California (5.2%):
   1,760   Los Angeles Convention & Exhibit Center, 9.00%, 12/1/05..      2,345
   1,000   Los Angeles County Civic Center Heating & Refrigeration
            Plant, 7.70%, 6/1/02....................................      1,101
   1,000   Oceanside-San Buenaventure Housing Finance Agency
            Revenue, Residential Mortgage, 9.60%, 10/1/16...........      1,571
   2,000   Perris Community Facility, 8.20%, 9/1/18.................      2,742
                                                                       --------
                                                                          7,759
                                                                       --------
 Colorado (2.3%):
   1,000   Douglas County, 8.00%, 12/15/09..........................      1,292
   1,000   Metro Wastewater Reclamation, Series B, 6.75%, 4/1/01....      1,110
   1,000   Platte River Power Authority, Series Bb, 5.50%, 6/1/02...      1,072
                                                                       --------
                                                                          3,474
                                                                       --------
 Connecticut (1.4%):
   1,770   Connecticut Clean Water Fund, 6.38%, 6/1/05..............      2,020
                                                                       --------
 Delaware (0.9%):
   1,000   Delaware Transportation Authority, 7.80%, 7/1/04.........      1,247
     100   Delaware Economic Development Authority, Delmarva Power &
            Light Co. Project, 6.10%*, 10/1/17......................        100
                                                                       --------
                                                                          1,347
                                                                       --------
 Florida (2.5%):
     135   Florida State Board of Education Capital, Outlay, 9.13%,
            6/1/14..................................................        195
     865   Florida State Board of Education Capital, Outlay, 9.13%,
            6/1/14..................................................      1,241
   2,000   State of Florida Board of Education, Series G, 6.90%,
            5/1/03..................................................      2,302
                                                                       --------
                                                                          3,738
                                                                       --------
 Georgia (4.0%):
   1,200   Fayette County School District, 6.25%, 3/1/04............      1,347
   2,000   Georgia, Series B, 7.20%, 3/1/01.........................      2,275
   2,000   Georgia, Series B, 6.00%, 3/1/04.........................      2,210
                                                                       --------
                                                                          5,832
                                                                       --------
 Guam (1.1%):
   1,505   Guam Government Highway Revenue, Series A, 5.90%, 5/1/02.      1,629
                                                                       --------
 Idaho (1.3%):
   1,560   Canyon County School District, 8.13%, 7/30/03............      1,936
                                                                       --------
 Indiana (1.0%):
   1,000   Indiana State Toll Road Community Toll Revenue, 9.00%,
            1/1/15..................................................      1,432
                                                                       --------
 Kansas (0.8%):
   1,000   Kansas Department of Transportation & Highway, 7.25%,
            3/1/04..................................................      1,199
                                                                       --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Municipal Bond Fund                                                  (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------
 MUNICIPAL BONDS, CONTINUED:
 Kentucky (1.4%):
   2,000   Kentucky State Turnpike Authority, 5.50%, 7/1/07.........   $  2,100
                                                                       --------
 Maryland (8.0%):
   1,750   Anne Arundel County, 6.90%, 1/15/99......................      1,888
   1,000   Baltimore County Maryland, 5.70%, 7/1/99.................      1,054
   2,000   State of Maryland, 7.00%, 1/1/01.........................      2,140
   5,250   State of Maryland, Third Series, 6.60%, 7/15/00..........      5,782
   1,000   University of Maryland Auxiliary Facility & Tuition,
            Series A, 7.00%, 10/1/99................................      1,101
                                                                       --------
                                                                         11,965
                                                                       --------
 Massachusetts (4.2%):
   1,000   Massachusetts Bay Trans Authority, Series A, 7.00%,
            3/1/08..................................................      1,174
   3,600   Massachusetts Strategic, Series C, 6.00%, 8/1/09.........      3,969
   1,000   Harvard University State Health, Series N, 6.25%, 4/1/20.      1,153
                                                                       --------
                                                                          6,296
                                                                       --------
 Michigan (2.7%):
   1,000   Dearborn School District, 8.38%, 5/1/00..................      1,176
   1,500   Michigan Strategic Fund, Ford, 7.10%, 2/1/06.............      1,748
   1,000   Western Michigan University, Series A, 6.50%, 7/15/01....      1,123
                                                                       --------
                                                                          4,047
                                                                       --------
 Missouri (1.5%):
   1,000   State of Missouri, Series A, 6.00%, 4/1/02...............      1,103
   1,000   Missouri State Health & Educational Facility, 6.88%,
            2/15/01.................................................      1,135
                                                                       --------
                                                                          2,238
                                                                       --------
 Montana (1.4%):
   1,010   Montana, Long Range Building Project, Series A, 6.00%,
            8/1/02..................................................      1,103
   1,000   Montana State Department of Transportation & Highway,
            5.15%, 7/1/04...........................................      1,031
                                                                       --------
                                                                          2,134
                                                                       --------
 Nevada (2.4%):
   2,000   Clark County Sanitation District, Series A, 6.75%,
            7/1/02..................................................      2,273
   1,100   Las Vegas Valley, 7.00%, 8/1/00..........................      1,243
                                                                       --------
                                                                          3,516
                                                                       --------
 New Hampshire (3.7%):
   5,000   New Hampshire State Turnpike System, 8.38%, 11/1/97......      5,475
                                                                       --------
 New Mexico (2.2%):
   1,000   Albuquerque New Mexico Water & Sewer, 6.00%, 7/1/05......      1,103
   1,000   Albuquerque New Mexico Water & Sewer, 6.00%, 7/1/07......      1,096
   1,000   Bernalillo County New Mexico, 5.70%, 8/1/97..............      1,029
                                                                       --------
                                                                          3,228
                                                                       --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Municipal Bond Fund                                                  (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------
 MUNICIPAL BONDS, CONTINUED:
 New York (6.6%):
   1,050   New York State Dorm Authority, Series A, 5.75%, 7/1/10...   $  1,122
   2,000   New York State Power Authority, Series W, 6.63%, 1/1/03..      2,245
   2,500   North Hempstead General Obligation, Series B, 6.00%,
            04/01/05................................................      2,759
   1,000   Triborough Bridge & Tunnel Authority, Series Y, 6.00%,
            1/1/12..................................................      1,089
   2,200   Westchester County, 6.70%, 11/1/05.......................      2,588
                                                                       --------
                                                                          9,803
                                                                       --------
 North Carolina (0.9%):
   1,200   City of Winston Salem, 6.50%, 6/1/99.....................      1,293
                                                                       --------
 Ohio (4.5%):
   1,230   Cleveland School District, 8.00%, 12/1/01................      1,462
   1,750   Cleveland Waterworks Revenue, Series G, 5.50%, 1/1/13....      1,835
   1,000   Franklin County, 6.80%, 12/1/00..........................      1,130
   2,025   Hamilton City Electric, Series B, 8.00%, 10/15/98........      2,265
                                                                       --------
                                                                          6,692
                                                                       --------
 Oklahoma (4.6%):
   2,250   Grand River Dam Authority, 5.75%, 6/1/08.................      2,422
   1,000   Grand River Dam Authority, 6.25%, 6/1/11.................      1,139
   1,000   Oklahoma City, 5.45%, 8/1/07.............................      1,048
   1,975   Oklahoma Municipal Power Authority, 5.88%, 1/1/15........      2,175
                                                                       --------
                                                                          6,784
                                                                       --------
 Oregon (2.8%):
   1,000   Deschutes & Jefferson School District, 6.00%, 6/1/03.....      1,095
   1,435   County of Lane School District Number 4 J-Eugene, 6.00%,
            1/1/04..................................................      1,577
   1,220   Washington County School District, 7.80%, 6/1/04.........      1,496
                                                                       --------
                                                                          4,168
                                                                       --------
 Pennsylvania (4.5%):
   3,000   Pennsylvania Convention Center Authority, 6.00%, 9/1/19..      3,345
   2,000   State of Pennsylvannia, 6.25%, 7/1/11....................      2,240
   1,000   Pennsylvania Industrial Development Authority, 7.00%,
            7/1/06..................................................      1,178
                                                                       --------
                                                                          6,763
                                                                       --------
 Puerto Rico (7.6%):
   1,000   Puerto Rico, MBIA, 6.50%, 7/1/04.........................      1,140
   1,000   Puerto Rico Electric Power Authority, 6.00%, 7/1/04......      1,093
   2,000   Puerto Rico Electric Power Authority, Series W, 6.50%,
            7/1/05..................................................      2,273
   5,000   Puerto Rico Electric Power Authority, 6.50%, 7/1/06......      5,694
   1,000   University of Puerto Rico, 6.25%, 6/1/07.................      1,124
                                                                       --------
                                                                         11,324
                                                                       --------
 South Carolina (0.9%):
   1,250   Charleston County Revenue, 6.25%, 1/1/07.................      1,394
                                                                       --------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Municipal Bond Fund                                                  (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------
 MUNICIPAL BONDS, CONTINUED:
 South Dakota (0.8%):
   1,000   Heartland Consumer Power District, 6.80%, 1/1/02.........   $  1,123
                                                                       --------
 Tennessee (2.7%):
   1,500   City of Memphis Electrical Systems, 6.00%, 1/1/06........      1,669
   1,000   Metropolitan Government Nashville & Davidson, Electric
            Revenue, Series B, 5.50%, 5/15/02.......................      1,073
   1,250   Tennessee State Series A, 6.10%, 6/1/00..................      1,348
                                                                       --------
                                                                          4,090
                                                                       --------
 Texas (5.3%):
   1,000   City of Dallas, 6.13%, 2/15/07...........................      1,095
   1,200   City of Houston, 6.85%, 2/1/97...........................      1,239
   5,000   State of Texas, 6.00%, 10/1/08...........................      5,550
                                                                       --------
                                                                          7,884
                                                                       --------
 Virginia (1.6%):
   1,240   Arlington County, 5.00%, 6/1/09..........................      1,249
   1,000   Richmond Utility, 8.00%, 1/15/98.........................      1,096
                                                                       --------
                                                                          2,345
                                                                       --------
 Washington (2.0%):
   1,000   King County, 6.10%, 12/1/01..............................      1,007
   1,000   City of Seattle, 7.00%, 3/1/02...........................      1,141
     750   Washington Public Power, 13.50%, 7/1/97..................        851
                                                                       --------
                                                                          2,999
                                                                       --------
 Wisconsin (1.3%):
     770   Madison School District, 7.55%, 4/1/99...................        852
   1,000   Milwaukee Metropolitan Sewer District, 6.60%, 10/1/99....      1,081
                                                                       --------
                                                                          1,933
                                                                       --------
 Virgin Islands (0.9%):
   1,000   Virgin Islands Public Finance Authority, 7.30%, 10/1/18..      1,270
                                                                       --------
 Wyoming (0.5%):
     800   Exxon Corp., Series C, 6.00%*, 7/1/17....................        800
                                                                       --------
 Total Municipal Bonds                                                  146,006
                                                                       --------
 Total (Cost--$139,148)(a)                                             $146,006
                                                                       ========

-------
Percentages indicated are based on net assets of $148,749.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation......................................... $ 6,858
       Unrealized depreciation.........................................       0
                                                                        -------
       Net unrealized appreciation..................................... $ 6,858
                                                                        =======

 * Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity arrangements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on December 31, 1995.
MBIA--Municipal Bond Insurance Association.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Michigan Municipal Bond Fund                                         (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 MUNICIPAL BONDS (98.0%):
 Michigan (89.2%):
   1,000   Allendale Public School District, 5.88%, 5/1/14, Insured
            by MBIA..................................................   $  1,042
   1,850   Avondale School District, 5.80%, 5/1/07...................      1,963
   1,380   Byron Center, Michigan Public Schools, 8.25%, 5/1/08,
            Insured by MBIA..........................................      1,791
   1,380   Byron Center, Michigan Public Schools, 8.25%, 5/1/09,
            Insured by MBIA..........................................      1,797
   1,500   Chippewa Valley School District, 8.10%, 5/1/99............      1,676
   2,375   Chippewa Valley School District, 7.80%, 5/1/01............      2,767
   1,000   Chippewa Valley School District, 7.00%, 5/1/11............      1,140
   1,050   Dearborn, Michigan School District, 5.25%, 5/1/07.........      1,084
   1,100   Dearborn School District, 8.38%, 5/1/00...................      1,294
   2,000   Detroit, Michigan General Obligation Revenue Bonds, 5.25%,
            5/1/08, Insured by AMBAC.................................      2,017
   1,000   Detroit, Michigan Sewage Disposal Revenue, 6.00%, 7/1/09..      1,087
   1,000   Detroit, Michigan Sewage Disposal Revenue, 6.00%, 7/1/10..      1,087
   2,750   Detroit, Michigan Water Revenue, 6.50%, 7/1/15, Insured by
            FGIC.....................................................      3,173
   1,000   Detroit, Michigan Water Supply Systems, Series B, 5.55%,
            7/1/12, Insured by MBIA..................................      1,032
   1,275   Detroit Sewer Revenue, 6.20%, 7/1/02......................      1,415
   2,000   Detroit Water Revenue, 7.88%, 7/1/98......................      2,217
   1,750   Detroit Water Revenue, 5.70%, 7/1/00, Insured by FGIC.....      1,855
   1,125   Goodrich Michigan Area School District, 7.65%, 5/1/11,
            Insured by AMBAC.........................................      1,364
   1,000   Grand Haven, Michigan Electric, 5.20%, 7/1/06, Insured by
            MBIA.....................................................      1,027
   1,235   Grand Haven, Michigan Public Schools, 7.00%, 5/1/07.......      1,413
   1,250   Grand Ledge, Michigan Public School District, 5.45%,
            5/1/11, Insured by MBIA..................................      1,278
   1,200   Grand Rapids, 6.50%, 5/1/00...............................      1,305
   2,175   Grand Rapids Community College, 5.88%, 5/1/14.............      2,267
   1,925   Grand Rapids School District, 5.00%, 5/1/06...............      1,944
   1,000   Hartland School District, 5.35%, 5/1/03...................      1,037
   1,570   Holland Electric, 6.25%, 7/1/01...........................      1,715
   1,750   Holland Electric, 6.50%, 7/1/99...........................      1,879
   1,875   Holland Electric, 6.50%, 7/1/99...........................      2,013
     600   Holt School District, 8.75%, 5/1/00.......................        701
     600   Holt School District, 8.75%, 5/1/01.......................        718
   2,500   Huron Valley School District, 7.10%, 5/1/08...............      2,863
   1,650   Kalamazoo, 6.20%, 10/1/06.................................      1,798
   2,000   Kalamazoo Hospital Authority, 6.25%, 7/1/04...............      2,095
   1,000   Kalamazoo Hospital Finance Authority, 5.63%, 7/1/00.......      1,056
   1,015   Kalamazoo Hospital Finance Authority, Bronson Hospital,
            5.63%, 5/15/01...........................................      1,071
   2,000   Kalamazoo Hospital Finance Authority, Series A, Borgess
            Medical Center, 6.00%, 6/1/03............................      2,177
   2,000   Kalamazoo Hospital Financing Authority, Borgess Medical
            Center, 6.13%, 7/1/07....................................      2,152
   1,440   Kalamazoo Hospital Financing Authority, Bronson Hospital,
            5.88%, 5/15/03...........................................      1,546
   1,500   Kalamazoo, Michigan Hospital Authority, Series A, 6.25%
            6/1/14...................................................      1,671
   1,120   Kent County, 8.00%, 12/1/98...............................      1,246
   1,000   Kent County Hospital Authority, Butterworth Hospital,
            7.25%, 1/15/00...........................................      1,129
   5,000   Kent County Hospital Authority, Butterworth Hospital,
            Series A, 7.25%, 1/15/13.................................      6,112
     500   Kentwood Public Schools, 7.15%, 5/1/99....................        554
   1,000   Kentwood School District, 7.15%, 5/1/99...................      1,107

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Michigan Municipal Bond Fund                                         (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 MUNICIPAL BONDS, CONTINUED:
 Michigan, continued:
   1,000   Kentwood School District, 5.90%, 5/1/04...................   $  1,087
   2,025   Lanse Creuse Public Schools, 6.00%, 5/1/98................      2,109
   1,000   Lansing Building Authority, 6.00%, 6/1/04.................      1,086
   1,000   Lansing, Michigan Light, 6.00%, 10/1/02...................      1,089
   1,980   Lansing, Michigan Water & Electric Systems, 5.00%, 7/1/13.      1,938
   2,000   Lansing School District, 6.88%, 5/1/09....................      2,237
   1,500   Lansing Sewage Disposal, Revenue Bonds, 6.85%, 5/1/96.....      1,560
   1,000   Livonia School District, 6.35%, 5/1/04....................      1,107
   1,000   Michigan, 5.30%, 11/1/98..................................      1,032
   1,000   Michigan Building Authority, 6.25%, 10/1/00...............      1,084
   1,000   Michigan Building Authority, 6.10%, 10/1/01...............      1,091
   1,600   Michigan Comprehensive Transportation, Series B, 5.40%,
            5/15/01..................................................      1,668
   1,000   Michigan Housing Development Authority, Series A, 6.45%,
            6/1/04...................................................      1,079
   1,500   Michigan Municipal Bond Authority, 7.75%, 5/1/98..........      1,650
   2,000   Michigan Municipal Bond Authority, 6.25%, 5/15/00.........      2,162
   1,000   Michigan Municipal Bond Authority, Detroit Schools State
            Aid, 6.70%, 11/1/99......................................      1,088
   1,000   Michigan Municipal Bond Authority, Local Government
            Program, 6.90%, 5/1/99...................................      1,082
   2,000   Michigan Municipal Bond Authority, Transportation Fund,
            7.70%, 8/1/97............................................      2,117
   1,500   Michigan South Central Power Agency, 7.25%, 11/1/06.......      1,573
   1,000   Michigan State, 5.00%, 12/1/03............................      1,042
   1,000   Michigan State Building Authority, 6.25%, 10/1/04.........      1,092
   1,850   Michigan State Building Authority, Detroit Regional
            Prisons, 7.10%, 10/1/98..................................      1,996
   1,020   Michigan State Building Authority, Michigan University
            Adult General Hospital, 7.00%, 12/1/02...................      1,177
   1,000   Michigan State Building Authority, Series II, 6.40%,
            10/1/04..................................................      1,103
   2,300   Michigan State Comprehensive Transportation, 6.70%,
            9/1/98...................................................      2,450
   3,000   Michigan State Environmental Protection Program, 5.50%,
            11/1/05..................................................      3,225
     925   Michigan State Environmental Protection Program, 6.25%,
            11/1/07..................................................      1,033
   3,250   Michigan State Environmental Protection Program, 6.25%,
            11/1/12..................................................      3,664
     500   Michigan State Hospital Authority, Henry Ford, 6.00%,
            9/1/11...................................................        543
   2,000   Michigan State Hospital Authority, Henry Ford, 6.00%,
            9/1/12...................................................      2,183
   1,135   Michigan State Hospital Financial Authority, Harper-Grace
            Hospital, 7.13%, 5/1/09..................................      1,331
   1,200   Michigan State Hospital Financial Authority, Series A,
            Oakwood Hospital Obligation Group, 5.00%, 11/1/03........      1,229
   5,000   Michigan State Hospital Financial Authority, Sisters of
            Mercy, 5.38%, 8/15/14, Insured by MBIA...................      5,088
   1,000   Michigan State Housing Development, 6.63%, 10/15/06.......      1,096
   2,000   Michigan State Recreation Program, 5.75%, 11/1/01.........      2,140
   2,000   Michigan State South Central Power Agency, Power Supply
            Systems, 5.80%, 11/1/05..................................      2,158
   2,000   Michigan State Trunk Line, 7.20%, 6/1/96..................      2,069
     500   Michigan State Trunk Line, 6.80%, 8/15/99.................        553
   1,000   Michigan State Trunk Line, 7.00%, 8/15/17.................      1,113
   1,000   Michigan State Trunk Line, Series B-2, 5.40%, 10/1/01.....      1,045
   1,000   Michigan State University, Series A, 5.70%, 8/15/03.......      1,069
     100   Michigan Strategic Fund, Series A, 5.95%*, 6/15/10........        100
   3,000   Michigan Strategic Fund, Detroit Edison, 7.00%, 7/15/08...      3,555

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Michigan Municipal Bond Fund                                         (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------
 MUNICIPAL BONDS, CONTINUED:
 Michigan, continued:
   2,000   Michigan Strategic Fund, Detroit Edison, 6.95%, 5/1/11...   $  2,378
   4,400   Michigan Strategic Fund, Ford, 7.10%, 2/1/06.............      5,126
   2,075   Mona Shores School District, 6.75%, 5/1/09, Insured by
            FGIC....................................................      2,402
   1,000   Paw Paw Michigan Public School District, 6.50%, 5/1/09,
            Insured by FGIC.........................................      1,133
   1,300   Plymouth-Canton, 6.55%, 5/1/08...........................      1,445
   2,000   Plymouth-Canton Michigan Community School District,
            5.40%, 5/1/07...........................................      2,055
   1,000   Plymouth School District, 6.50%, 5/1/05..................      1,103
   1,000   Rochester Community School District, 5.25%, 5/1/04.......      1,046
   2,985   Rochester Michigan Community School District, 5.63%,
            5/1/10..................................................      3,119
   1,000   Rochester Michigan School District, 6.50%, 5/1/08........      1,111
   2,000   Rochester School District, 6.30%, 5/1/04.................      2,203
   1,000   Rochester School District, 6.50%, 5/1/07.................      1,111
   1,135   Rockford School District, 5.75%, 5/1/07..................      1,199
   1,000   Royal Oak Hospital Authority, 7.25%, 1/1/99..............      1,105
   1,145   Royal Oak Hospital Authority, William Beaumont, 7.00%,
            1/1/98..................................................      1,207
   2,000   Royal Oak, Michigan Hospital Financial Authority, William
            Beaumont Hospital Project, Series C,
            7.38%, 1/1/99...........................................      2,218
   2,120   Royal Oak, Michigan Hospital Financial Authority, William
            Beaumont Hospital Project, Series G,
            6.00%, 11/15/02.........................................      2,292
   1,340   State of Michigan Building Authority, Series I, 6.00%,
            10/1/02.................................................      1,467
   1,000   Traverse City Public Schools, 7.00%, 5/1/01..............      1,136
     400   Traverse City School District, 9.00%, 5/1/99.............        461
   1,000   Troy School District, 7.75%, 5/1/00......................      1,156
   2,000   University of Michigan Hospital Revenue Bonds, 7.00%,
            12/1/21.................................................      2,275
     500   University of Michigan, 6.00%, 4/1/05....................        549
     300   University of Michigan Hospitals, Series A, 5.90%,
            12/01/27................................................        300
   1,315   University of Michigan, Series A, 5.80%, 12/1/05.........      1,417
   1,000   University of Michigan Student Fees, 5.00%, 4/1/02.......      1,038
   2,000   University of Michigan Student Fees, Series B, 5.60%,
            4/1/08..................................................      2,103
   1,975   Utica School District, 5.60%, 5/1/05.....................      2,089
   1,680   Western Michigan School District., 5.90%, 5/1/10.........      1,812
   1,475   Western Michigan University, Series A, 5.30%, 7/15/07....      1,516
   1,500   Western Michigan University, Series A, 5.40%, 7/15/08....      1,541
   1,000   Western Township Utilities Authority, 6.00%, 1/1/00......      1,059
   1,000   Wyandotte City School District, 6.90%, 5/1/01............      1,136
   3,000   Wyandotte Michigan Electric Revenue, 6.25%, 10/1/08,
            Insured by MBIA.........................................      3,334
   1,255   Wyoming Public Schools, 5.88%, 5/1/13....................      1,302
                                                                       --------
                                                                        201,512
                                                                       --------
 Puerto Rico (7.0%):
   1,000   Puerto Rico Commonwealth, 6.25%, 7/1/09..................      1,134
   2,000   Puerto Rico Commonwealth, 6.25%, 7/1/10..................      2,258
     500   Puerto Rico Commonwealth, 6.25%, 7/1/12..................        564
   1,000   Puerto Rico Commonwealth Aqueduct & Sewer Authority,
            6.00%, 7/1/07, Insured by MBIA..........................      1,103

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
Michigan Municipal Bond Fund                                         (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------
 MUNICIPAL BONDS, CONTINUED:
 Puerto Rico, continued:
   1,800   Puerto Rico Commonwealth Highway, Series W, 5.50%,
            7/1/13..................................................   $  1,872
   1,250   Puerto Rico Electric Power Authority, Series W, 6.50%,
            7/1/05..................................................      1,420
   1,000   Puerto Rico Electric Power Authority, Series Y, 6.50%,
            7/1/06..................................................      1,139
   4,000   Puerto Rico Public Buildings Authority, 5.50%, 7/1/07....      4,215
   1,000   Puerto Rico Public Building Authority, Series L, 5.50%,
            7/1/21, Insured by AMBAC................................      1,034
   1,000   University of Puerto Rico, 6.25%, 6/1/07.................      1,124
                                                                       --------
                                                                         15,863
                                                                       --------
 Virgin Islands (1.8%):
   3,100   Virgin Islands Public Finance Authority, 7.30%, 10/1/18..      3,937
                                                                       --------
                                                                          3,937
                                                                       --------
  Total Municipal Bonds                                                 221,312
                                                                       --------
 ALTERNATIVE MINIMUM TAX PAPER (0.5%):
 Michigan (0.5%):
     285   Wayne County Michigan Airport Revenue, 7.25%, 12/1/10....        316
     750   Wayne County Airport Revenue Bonds, 8.13%, 12/1/06.......        789
                                                                       --------
                                                                          1,105
                                                                       --------
  Total Alternative Minimum Tax Paper                                     1,105
                                                                       --------
  Total (Cost--$209,212)(a)                                            $222,417
                                                                       ========

-------
Percentages indicated are based on net assets of $225,834.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation......................................... $13,212
       Unrealized depreciation.........................................      (7)
                                                                        -------
       Net unrealized appreciation..................................... $13,205
                                                                        =======

 * Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity arrangements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investment is the rate in effect on December 31, 1995.
** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods of less than one year.

AMBAC--American Municipal Bond Assurance Corporation.
FGIC--Financial Guaranty Insurance Corporation.
MBIA--Municipal Bond Insurance Association.

See notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
                                                                     (Unaudited)

1. ORGANIZATION:

 The Parkstone Group of Funds (the "Group") was organized on July 9, 1987, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The Group is authorized to issue an unlimited number of shares without par value. The Group presently offers shares of the Prime Obligations Fund, the U.S. Government Obligations Fund, the Treasury Fund, the Tax-Free Fund, the High Income Equity Fund, the Large Capitalization Fund, the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the Balanced Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Bond Fund, the Municipal Bond Fund, and the Michigan Municipal Bond Fund (collectively, the "Funds" and individually, a "Fund"). Sales of shares of the Funds may be made to customers of First of America Bank--Michigan N.A. ("First of America") and its affiliates, to all accounts of correspondent banks of First of America and to the general public. First of America Investment Corp. ("FIC"), a wholly-owned subsidiary of First of America, serves as investment adviser to the Group.

 The Group has issued two classes of shares in each of the Prime Obligations Fund, the U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund (collectively, "the money market funds"): Investor A and Institutional. The Group has issued four classes of shares in each of the High Income Equity Fund, the Large Capitalization Fund, the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the U.S. Government Income Fund, the Bond Fund, the Municipal Bond Fund, and the Michigan Municipal Bond Fund (collectively, "the variable net asset value funds"): Investor A, Investor B, Investor C and Institutional. The Investor A shares of the variable net asset value funds are subject to initial sales charges imposed at the time of purchase, in accordance with the Funds' prospectuses. Certain redemptions of Investor B shares made within four years of purchase and Investor C shares made within one year of purchase are subject to contingent deferred sales charges in accordance with the Funds' prospectuses. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees paid by the Investor A, Investor B and Investor C shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITIES VALUATION:

  Investments of the money market funds are valued at either amortized cost, which approximates market value, or at original cost which, combined with accrued interest approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market funds may not (a) purchase any instrument with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

  Investments in common and preferred stocks, corporate bonds, commercial paper, municipal and foreign government bonds and U.S. Government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean between the latest available bid and asked prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
                                                                     (Unaudited)

  Investments in foreign securities in the Balanced Fund and the International Discovery Fund are valued based on quotations from the primary market in which they are traded. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

  SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  FOREIGN CURRENCY TRANSLATION:

  The market value of investment securities, other assets and liabilities of the International Discovery Fund and Balanced Fund denominated in a foreign currency are translated to U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated to U.S. dollars at the exchange rate on the dates of the transactions.

  The Balanced Fund and the International Discovery Fund isolate that portion of the results of operations resulting from changes in currency exchange rates from the fluctuation arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

  REPURCHASE AGREEMENTS:

  The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation with capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) and from registered broker/dealers which FIC deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/ Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

  REVERSE REPURCHASE AGREEMENTS:

  The Funds may enter into reverse repurchase agreements, pursuant to which the Funds would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times.
  Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
                                                                     (Unaudited)

  FORWARD CURRENCY TRANSACTIONS:

  The Funds may enter into a forward currency contract ("forward") which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a Forward or if the value of the currency changes unfavorably.

  LENDING PORTFOLIO SECURITIES:

  In order to generate additional income, the Funds (subject to limitations) may lend their portfolio securities to broker-dealers, banks, or institutional borrowers of securities which have been determined creditworthy under guidelines established by the Group's Board of Trustees in exchange for 100% collateral consisting of cash or securities.

  During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral.

  OPTIONS TRANSACTIONS:

  In order to hedge investment positions and facilitate buying and selling securities, the variable net asset value funds may purchase call and put options and may write covered call options on individual securities and futures contracts. By writing call options, the variable net asset value funds receive a premium and become obligated during the term of the option to sell securities at a set price if the option is exercised. The variable net asset value funds will write only covered call options, thereby owning the underlying securities in the case of call options. To cover put options, the variable net asset value funds will segregate cash or securities with a value at least equal to the exercise price. The risk in writing options is that the market value of the underlying securities could move in the opposite direction from what is anticipated. The variable net asset value funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The High Income
  Equity Fund, the Equity Fund, and the Small Capitalization Fund may use index options also. Options on indices are similar to options on securities except that, rather than the right to take or make delivery of securities at a specified price, options on indices give the holder the right to receive, upon exercise of the options, an amount of cash if the closing level of the indices upon which the options are based are greater than, in the case of a call, or less than, in the case of a put, the exercise price of the options. In contrast to exchange-traded options, the variable net asset value funds may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party. Upon writing a covered option, an amount equal to the premium is recorded by the variable net asset value funds as an asset or liability.

  The asset or liability is marked-to-market each day to reflect the current value of the option, resulting in unrealized appreciation or depreciation. The variable net asset value funds will realize a gain or loss upon expiration or closing of the option transaction. When options are exercised, the premium amount is added to the proceeds from selling call options or subtracted from the cost of purchasing put options.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
                                                                     (Unaudited)

  DIVIDENDS TO SHAREHOLDERS:

  Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared and paid monthly for the variable net asset value funds. Distributable net realized capital gains, if any, are declared and distributed annually.

  Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions, expiring capital loss carryforwards and deferrals of certain losses. Permanent book and tax basis differences are reflected in the components of net assets.

  FEDERAL INCOME TAXES:

  It is the policy of each Fund to qualify or to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  OTHER:

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Group are prorated to the Funds on the basis of relative net assets.

  RECLASSIFICATIONS:

  Certain reclassifications have been made to the prior year financial statements and financial highlights in order to conform to the current period presentation.

3. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the six months ended December 31, 1995 were as follows (amounts in thousands):

                                                          PURCHASES    SALES
                                                          ---------- ----------
  High Income Equity Fund................................ $   98,414 $  110,918
  Large Capitalization Fund..............................     19,063
  Equity Fund............................................    151,308    189,206
  Small Capitalization Fund..............................    188,248    173,407
  International Discovery Fund...........................     80,905     83,251
  Balanced Fund..........................................    186,922    177,904
  Limited Maturity Bond Fund.............................    420,503    423,448
  Intermediate Government Obligations Fund...............    747,389    752,026
  U.S. Government Income Fund............................    198,709    192,727
  Bond Fund..............................................  2,973,089  2,999,637
  Municipal Bond Fund....................................     17,297     17,500
  Michigan Municipal Bond Fund...........................     28,522     22,822

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
                                                                     (Unaudited)
4. CAPITAL SHARE TRANSACTIONS:

                                                    (Amounts in Thousands)

                                PRIME           U.S. GOVERNMENT
                           OBLIGATIONS FUND     OBLIGATIONS FUND      TREASURY FUND        TAX-FREE FUND
                          -------------------  -------------------  -------------------  -------------------
                           AMOUNT     SHARES    AMOUNT     SHARES    AMOUNT     SHARES    AMOUNT     SHARES
                          ---------  --------  ---------  --------  ---------  --------  ---------  --------
For the six months ended
 December 31, 1995:
Investor A Shares:
 Shares issued..........  $ 136,535   136,535  $ 296,400   296,400  $ 584,036   584,036  $ 148,556   148,556
 Dividends reinvested...      3,121     3,121        727       727        176       176        417       417
 Shares redeemed........   (110,869) (110,869)  (287,677) (287,677)  (594,665) (594,665)  (119,085) (119,085)
                          ---------  --------  ---------  --------  ---------  --------  ---------  --------
 Net increase
  (decrease)............  $  28,787    28,787  $   9,450     9,450  $ (10,453)  (10,453) $  29,888    29,888
                          =========  ========  =========  ========  =========  ========  =========  ========
Institutional Shares:
 Shares issued..........  $ 464,612   464,612  $ 251,965   251,965  $ 213,738   213,738  $  66,881    66,881
 Dividends reinvested...         11        11         64        64          1         1
 Shares redeemed........   (427,609) (427,609)  (262,274) (262,274)  (209,157) (209,157)   (55,231)  (55,231)
                          ---------  --------  ---------  --------  ---------  --------  ---------  --------
 Net increase
  (decrease)............  $  37,014    37,014  $ (10,245)  (10,245) $   4,582     4,582  $  11,650    11,650
                          =========  ========  =========  ========  =========  ========  =========  ========
For the year ended June
 30, 1995:
Investor A Shares:
 Shares issued..........  $ 115,250   115,250  $ 408,450   408,450  $ 944,045   944,045  $ 222,882   222,882
 Dividends reinvested...      4,179     4,179      1,106     1,106         55        55        659       659
 Shares redeemed........   (116,477) (116,477)  (412,865) (412,865)  (895,247) (895,247)  (226,684) (226,684)
                          ---------  --------  ---------  --------  ---------  --------  ---------  --------
 Net increase
  (decrease)............  $   2,952     2,952  $  (3,309)   (3,309) $  48,853    48,853  $  (3,143)   (3,143)
                          =========  ========  =========  ========  =========  ========  =========  ========
Institutional Shares:
 Shares issued..........  $ 562,626   562,626  $ 471,611   471,611  $ 337,643   337,643  $ 103,465   103,465
 Dividends reinvested...          3         3
 Shares redeemed........   (483,958) (483,958)  (436,665) (436,665)  (221,449) (221,449)   (89,425)  (89,425)
                          ---------  --------  ---------  --------  ---------  --------  ---------  --------
 Net increase
  (decrease)............  $  78,671    78,671  $  34,946    34,946  $ 116,194   116,194  $  14,040    14,040
                          =========  ========  =========  ========  =========  ========  =========  ========

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
                                                                     (Unaudited)

4. CAPITAL SHARE TRANSACTIONS, CONTINUED

                                              (Amounts in Thousands)
                                                LARGE                             SMALL
                            HIGH INCOME     CAPITALIZATION                    CAPITALIZATION
                            EQUITY FUND        FUND (A)      EQUITY FUND           FUND
                          ----------------  -------------- ----------------  -----------------
                           AMOUNT   SHARES  AMOUNT  SHARES  AMOUNT   SHARES   AMOUNT    SHARES
                          --------  ------  ------- ------ --------  ------  ---------  ------
For the six months ended
 December 31, 1995:
Investor A Shares:
 Shares issued..........  $  4,049     264                 $ 15,489     844  $ 165,488   5,739
 Dividends reinvested...     2,774     175                    1,731      95     11,425     424
 Shares redeemed........    (7,809)   (511)                 (12,480)   (681)  (150,333) (5,135)
                          --------  ------                 --------  ------  ---------  ------
 Net increase
  (decrease)............  $   (986)    (72)                $  4,740     258  $  26,580   1,028
                          ========  ======                 ========  ======  =========  ======
Investor B Shares:
 Shares issued..........  $  1,416      93                 $  3,026     168  $   5,387     187
 Dividends reinvested...       284      18                      329      20      1,919      72
 Shares redeemed........      (514)    (34)                    (352)    (22)      (494)    (17)
                          --------  ------                 --------  ------  ---------  ------
 Net increase...........  $  1,186      77                 $  3,003     166  $   6,812     242
                          ========  ======                 ========  ======  =========  ======
Investor C Shares:
 Shares issued..........  $     53       3                 $    273      15  $     369      12
 Dividends reinvested...         3                               14       1         67       3
 Shares redeemed........        (1)                             (33)     (2)       (54)     (2)
                          --------  ------                 --------  ------  ---------  ------
 Net increase...........  $     55       3                 $    254      14  $     382      13
                          ========  ======                 ========  ======  =========  ======
Institutional Shares:
 Shares issued..........  $ 14,645     958  $20,563 2,056  $ 78,604   4,339  $  69,838   2,384
 Dividends reinvested...     2,933     185                   18,788   1,026     33,689   1,238
 Shares redeemed........   (52,120) (3,418)                 (89,048) (4,890)   (44,997) (1,529)
                          --------  ------  ------- -----  --------  ------  ---------  ------
 Net increase
  (decrease)............  $(34,542) (2,275) $20,563 2,056  $  8,344     475  $  58,530   2,093
                          ========  ======  ======= =====  ========  ======  =========  ======
For the year ended June
 30, 1995:
Investor A Shares:
 Shares issued..........  $  9,298     683                 $  8,564     559  $  76,122   3,330
 Dividends reinvested...     1,941     143                    3,563     260      4,826     237
 Shares redeemed........   (21,125) (1,558)                  (9,622)   (631)   (68,083) (2,956)
                          --------  ------                 --------  ------  ---------  ------
 Net increase
  (decrease)............  $ (9,886)   (732)                $  2,505     188  $  12,865     611
                          ========  ======                 ========  ======  =========  ======
Investor B Shares:
 Shares issued..........  $  3,423     250                 $  4,023     263  $   6,374     279
 Dividends reinvested...       106       8                      269      20        388      19
 Shares redeemed........      (674)    (50)                    (327)    (22)      (420)    (18)
                          --------  ------                 --------  ------  ---------  ------
 Net increase...........  $  2,855     208                 $  3,965     261  $   6,342     280
                          ========  ======                 ========  ======  =========  ======
Investor C Shares:
 Shares issued..........  $     25       2                 $    148       9  $     206       9
 Dividends reinvested...
 Shares redeemed........                                         (5)                (2)
                          --------  ------                 --------  ------  ---------  ------
 Net increase...........  $     25       2                 $    143       9  $     204       9
                          ========  ======                 ========  ======  =========  ======
Institutional Shares:
 Shares issued..........  $ 53,583   3,922                 $124,966   8,174  $  81,563   3,592
 Dividends reinvested...     2,306     170                   38,123   2,783     19,489     951
 Shares redeemed........   (89,406) (6,534)                 (94,166) (6,105)  (104,173) (4,622)
                          --------  ------                 --------  ------  ---------  ------
 Net increase
  (decrease)............  $(33,517) (2,442)                $ 68,923   4,852  $  (3,121)    (79)
                          ========  ======                 ========  ======  =========  ======

-------
(a)For the period December 28, 1995 (commencement of operations) to December 31, 1995.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
                                                                     (Unaudited)


4. CAPITAL SHARE TRANSACTIONS, CONTINUED


                                           (Amounts in Thousands)
                           INTERNATIONAL                      LIMITED MATURITY
                          DISCOVERY FUND     BALANCED FUND        BOND FUND
                          ----------------  ----------------  -------------------
                           AMOUNT   SHARES   AMOUNT   SHARES   AMOUNT    SHARES
                          --------  ------  --------  ------  ---------  --------
For the six months ended
 December 31, 1995:
Investor A Shares:
 Shares issued..........  $ 54,333   4,376  $  1,747     137  $     777       80
 Dividends reinvested...        29       2       818      65        443       46
 Shares redeemed........   (53,898) (4,337)     (831)    (65)    (3,437)    (355)
                          --------  ------  --------  ------  ---------  -------
 Net increase
  (decrease)............  $    464      41  $  1,734     137  $  (2,217)    (229)
                          ========  ======  ========  ======  =========  =======
Investor B Shares:
 Shares issued..........  $  1,220     100  $  1,337     105  $     114       12
 Dividends reinvested...                         131      10         26        3
 Shares redeemed........      (317)    (26)      (97)     (8)       (26)      (2)
                          --------  ------  --------  ------  ---------  -------
 Net increase...........  $    903      74  $  1,371     107  $     114       13
                          ========  ======  ========  ======  =========  =======
Investor C Shares:
 Shares issued..........  $    169      13  $    106       8  $       6        1
 Dividends reinvested...         1                10       1
 Shares redeemed........       (25)     (2)      (28)     (2)
                          --------  ------  --------  ------  ---------  -------
 Net increase...........  $    145      11  $     88       7  $       6        1
                          ========  ======  ========  ======  =========  =======
Institutional Shares:
 Shares issued..........  $ 35,615   2,832  $ 16,059   1,253  $  14,721    1,518
 Dividends reinvested...       414      33     4,604     365      2,294      237
 Shares redeemed........   (24,729) (1,964)  (15,291) (1,193)   (19,286)  (1,987)
                          --------  ------  --------  ------  ---------  -------
 Net increase
  (decrease)............  $ 11,300     901  $  5,372     425  $  (2,271)    (232)
                          ========  ======  ========  ======  =========  =======
For the year ended June
 30, 1995:
Investor A Shares:
 Shares issued..........  $ 30,198   2,574  $  2,169     193  $   3,074      322
 Dividends reinvested...     1,701     149       467      43        927       98
 Shares redeemed........   (31,404) (2,680)   (3,321)   (297)   (10,163)  (1,072)
                          --------  ------  --------  ------  ---------  -------
 Net increase
  (decrease)............  $    495      43  $   (685)    (61) $  (6,162)    (652)
                          ========  ======  ========  ======  =========  =======
Investor B Shares:
 Shares issued..........  $  3,225     263  $    537      47  $     384       41
 Dividends reinvested...       190      17        27       2         33        3
 Shares redeemed........      (380)    (33)     (146)    (13)      (167)     (17)
                          --------  ------  --------  ------  ---------  -------
 Net increase...........  $  3,035     247  $    418      36  $     250       27
                          ========  ======  ========  ======  =========  =======
Investor C Shares:
 Shares issued..........  $     80       7  $    112      10
 Dividends reinvested...
 Shares redeemed........                          (2)
                          --------  ------  --------  ------
 Net increase...........  $     80       7  $    110      10
                          ========  ======  ========  ======
Institutional Shares:
 Shares issued..........  $ 62,941   5,125  $ 26,326   2,352  $  38,414    4,032
 Dividends reinvested...     6,993     611     2,521     230      3,769      398
 Shares redeemed........   (48,828) (4,024)  (21,878) (1,947)   (58,884)  (6,198)
                          --------  ------  --------  ------  ---------  -------
 Net increase
  (decrease)............  $ 21,106   1,712  $  6,969     635  $ (16,700)  (1,768)
                          ========  ======  ========  ======  =========  =======

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
                                                                     (Unaudited)

4. CAPITAL SHARE TRANSACTIONS, CONTINUED

                                           (Amounts in Thousands)
                            INTERMEDIATE
                             GOVERNMENT       U.S. GOVERNMENT
                          OBLIGATIONS FUND      INCOME FUND        BOND FUND
                          ------------------- ----------------  ----------------
                           AMOUNT    SHARES    AMOUNT   SHARES   AMOUNT   SHARES
                          ---------  -------- --------  ------  --------  ------
For the six months ended
 December 31, 1995:
Investor A Shares:
 Shares issued..........  $   1,636      164  $  5,231     556  $  7,374     755
 Dividends reinvested...        571       58     1,085     116       438      45
 Shares redeemed........     (4,031)    (406)   (4,950)   (525)   (7,154)   (732)
                          ---------  -------  --------  ------  --------  ------
 Net increase
  (decrease)............  $  (1,824)    (184) $  1,366     147  $    658      68
                          =========  =======  ========  ======  ========  ======
Investor B Shares:
 Shares issued..........  $     528       53  $  5,643     602  $    923      95
 Dividends reinvested...         29        3       234      25        43       4
 Shares redeemed........       (105)     (11)     (430)    (46)      (47)     (5)
                          ---------  -------  --------  ------  --------  ------
 Net increase...........  $     452       45  $  5,447     581  $    919      94
                          =========  =======  ========  ======  ========  ======
Investor C Shares:
 Shares issued..........  $      28        3  $     10       1  $     64       6
 Dividends reinvested...          1                  1                 2
 Shares redeemed........                           (11)     (1)       (4)
                          ---------  -------  --------  ------  --------  ------
 Net increase...........  $      29        3  $      0       0  $     62       6
                          =========  =======  ========  ======  ========  ======
Institutional Shares:
 Shares issued..........  $  26,174    2,636  $ 19,583   2,083  $ 52,707   5,411
 Dividends reinvested...      2,112      212       615      66    11,947   1,226
 Shares redeemed........    (31,890)  (3,207)   (9,762) (1,038)  (40,730) (4,167)
                          ---------  -------  --------  ------  --------  ------
 Net increase
  (decrease)............  $  (3,604)    (359) $ 10,436   1,111  $ 23,924   2,470
                          =========  =======  ========  ======  ========  ======
For the year ended June
 30, 1995:
Investor A Shares:
 Shares issued..........  $   2,973      308  $ 11,739   1,265  $  3,397     367
 Dividends reinvested...      1,121      117     2,133     231       891      97
 Shares redeemed........    (13,449)  (1,406)  (16,913) (1,831)   (5,836)   (624)
                          ---------  -------  --------  ------  --------  ------
 Net increase
  (decrease)............  $  (9,355)    (981) $ (3,041)   (335) $ (1,548)   (160)
                          =========  =======  ========  ======  ========  ======
Investor B Shares:
 Shares issued..........  $     575       60  $  6,143     662  $    940     101
 Dividends reinvested...         33        3       181      20        45       5
 Shares redeemed........       (196)     (20)     (691)    (75)     (192)    (21)
                          ---------  -------  --------  ------  --------  ------
 Net increase...........  $     412       43  $  5,633     607  $    793      85
                          =========  =======  ========  ======  ========  ======
Investor C Shares:
 Shares issued..........  $       8        1  $     29       3  $     28       3
 Dividends reinvested...
 Shares redeemed........
                          ---------  -------  --------  ------  --------  ------
 Net increase...........  $       8        1  $     29       3  $     28       3
                          =========  =======  ========  ======  ========  ======
Institutional Shares:
 Shares issued..........  $  39,011    4,059  $ 28,079   3,025  $ 74,315   8,012
 Dividends reinvested...      3,436      360     1,304     141    21,319   2,313
 Shares redeemed........    (81,782)  (8,553)  (20,816) (2,256)  (78,662) (8,492)
                          ---------  -------  --------  ------  --------  ------
 Net increase
  (decrease)............  $ (39,335)  (4,134) $  8,567     910  $ 16,972   1,833
                          =========  =======  ========  ======  ========  ======

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
                                                                     (Unaudited)

4. CAPITAL SHARE TRANSACTIONS, CONTINUED

                                                 (Amounts in Thousands)

                                                                  MICHIGAN
                                                MUNICIPAL         MUNICIPAL
                                                BOND FUND         BOND FUND
                                             ----------------  ----------------
                                              AMOUNT   SHARES   AMOUNT   SHARES
                                             --------  ------  --------  ------
For the six months ended December 31, 1995:
Investor A Shares:
 Shares issued.............................  $  2,290     215  $  2,080     191
 Dividends reinvested......................       151      14       585      54
 Shares redeemed...........................    (3,578)   (337)   (3,059)   (280)
                                             --------  ------  --------  ------
 Net (decrease)............................  $ (1,137)   (108) $   (394)    (35)
                                             ========  ======  ========  ======
Investor B Shares:
 Shares issued.............................  $     76       7  $    697      64
 Dividends reinvested......................         6       1        37       3
 Shares redeemed...........................       (62)     (6)     (131)    (12)
                                             --------  ------  --------  ------
 Net increase..............................  $     20       2  $    603      55
                                             ========  ======  ========  ======
Institutional Shares:
 Shares issued.............................  $  9,864     938  $ 16,570   1,522
 Dividends reinvested......................       188      18       575      53
 Shares redeemed...........................   (11,451) (1,088)  (14,233) (1,304)
                                             --------  ------  --------  ------
 Net increase (decrease)...................  $ (1,399)   (132) $  2,912     271
                                             ========  ======  ========  ======
For the year ended June 30, 1995:
Investor A Shares:
 Shares issued.............................  $  2,188     214  $  4,484     427
 Dividends reinvested......................       515      51     1,320     126
 Shares redeemed...........................    (4,550)   (446)  (10,866) (1,040)
                                             --------  ------  --------  ------
 Net (decrease)............................  $ (1,847)   (181) $ (5,062)   (487)
                                             ========  ======  ========  ======
Investor B Shares:
 Shares issued.............................  $     84       8  $  1,198     113
 Dividends reinvested......................        14       1        45       4
 Shares redeemed...........................       (14)     (1)     (319)    (30)
                                             --------  ------  --------  ------
 Net increase..............................  $     84       8  $    924      87
                                             ========  ======  ========  ======
Institutional Shares:
 Shares issued.............................  $ 21,923   2,150  $ 25,509   2,415
 Dividends reinvested......................       657      65     1,250     119
 Shares redeemed                              (36,226) (3,596)  (35,048) (3,362)
                                             --------  ------  --------  ------
 Net (decrease)............................  $(13,646) (1,381) $ (8,289)   (828)
                                             ========  ======  ========  ======

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
                                                                     (Unaudited)

5. RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to the Group by FIC. Gulfstream Global Investors, Ltd. ("Gulfstream") serves as sub-investment adviser to the Balanced Fund and the International Discovery Fund. Under the terms of the investment advisory agreement, FIC is entitled to receive fees based on a percentage of the average daily net assets of each Fund.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc.

 BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Group as Administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed at 0.20% of the average daily net assets of each Fund. BISYS also serves the Group as distributor and is entitled to receive commissions on sales of shares of the variable net asset value funds. For the six months ended December 31, 1995, BISYS received $2,142,534 commissions from sales of shares of the variable net asset value funds of which $102,734 was allowed to First of America Brokerage Service, Inc., an affiliate of First of America and an investment dealer of the Group's shares. BISYS receives no fees for providing distribution services to the money market funds. BISYS Ohio serves the Group as transfer agent and mutual fund accountant.

 The Group has adopted an Investor A Distribution and Shareholder Service Plan (the "Investor A Plan"), an Investor B Distribution and Shareholder Service Plan (the "Investor B Plan"), and an Investor C Distribution and
 Shareholder Service Plan (the "Investor C Plan"), each in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor A Plan, each Fund is authorized to pay or reimburse BISYS, as distributor of Investor A shares, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net assets of Investor A shares of that Fund. Pursuant to the Investor B and Investor C Plans, each Fund is authorized to pay or reimburse BISYS, as distributor of Investor B and Investor C shares, (a) a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net assets of Investor B or Investor C shares of that Fund and (b) a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net assets of Investor B or Investor C shares of that Fund. These fees may be used by BISYS to pay banks, including affiliates of the investment adviser, broker dealers and other institutions, or to reimburse BISYS or its affiliates for administration, distribution, and shareholder service assistance in connection with the distribution of Fund shares.

 Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions for the six months ended December 31, 1995 is as follows (amounts in thousands):

                                                       U.S.
                                           PRIME    GOVERNMENT           TAX-
                                        OBLIGATIONS OBLIGATIONS TREASURY FREE
                                           FUND        FUND       FUND   FUND
                                        ----------- ----------- -------- -----
  INVESTMENT ADVISORY FEES:
  Annual fee before voluntary fee re-
   ductions
   (percentage of average daily net as-
   sets)...............................     0.40%       0.40%     0.40%   0.40%
  Voluntary fee reductions.............    $   4       $   2     $   2   $   1
  ADMINISTRATION FEES:
  Voluntary fee reductions.............    $  79       $  43     $ 149   $  16
  12B-1 FEES INVESTOR A:
  Voluntary Fee Reductions.............    $  95       $ 140     $  79   $  40
  TRANSFER AGENT AND MUTUAL FUND AC-
   COUNTANT FEES.......................    $  96       $  57     $  44   $  34

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1995
                                                                     (Unaudited)

                                              LARGE                    SMALL
                             HIGH INCOME  CAPITALIZATION  EQUITY   CAPITALIZATION
                             EQUITY FUND     FUND (A)      FUND         FUND
                            ------------- -------------- --------- --------------
  INVESTMENT ADVISORY
   FEES:
  Annual fee before volun-
   tary fee reductions
   (percentage of average
   daily net assets)......      1.00%          1.00%       1.00%        1.00%
  Voluntary fee reduc-
   tions..................      $  6                       $ 14         $ 10
  ADMINISTRATION FEES:
  Voluntary fee reduc-
   tions..................      $  1                       $  3         $  2
  12B-1 FEES INVESTOR B:
  Voluntary Fee Reduc-
   tions..................      $ 11                       $ 10         $ 18
  TRANSFER AGENT AND MU-
   TUAL FUND ACCOUNTANT
   FEES...................      $142                       $198         $162
                                                                    INTERMEDIATE
                            INTERNATIONAL                 LIMITED    GOVERNMENT
                              DISCOVERY                  MATURITY   OBLIGATIONS
                                FUND      BALANCED FUND  BOND FUND      FUND
                            ------------- -------------- --------- --------------
  INVESTMENT ADVISORY
   FEES:
  Annual fee before volun-
   tary fee reductions
   (percentage of average
   daily net assets)......        (b)          1.00%       0.74%        0.74%
  Voluntary fee reduc-
   tions..................      $ 27           $140        $ 17         $ 58
  ADMINISTRATION FEES:
  Voluntary fee reduc-
   tions..................      $  1                       $  5         $ 70
  12B-1 FEES INVESTOR B:
  Voluntary Fee Reduc-
   tions..................      $  8           $  3                     $  2
  TRANSFER AGENT AND MU-
   TUAL FUND ACCOUNTANT
   FEES...................      $141           $ 82        $ 81         $100
                                U.S.                                  MICHIGAN
                             GOVERNMENT                  MUNICIPAL MUNICIPAL BOND
                             INCOME FUND    BOND FUND    BOND FUND      FUND
                            ------------- -------------- --------- --------------
  INVESTMENT ADVISORY
   FEES:
  Annual fee before volun-
   tary fee reductions
   (percentage of average
   daily net assets)......      0.74%          0.74%       0.74%        0.74%
  Voluntary fee reduc-
   tions..................      $262           $116        $142         $215
  ADMINISTRATION FEES:
  Voluntary fee reduc-
   tions..................      $ 45           $139        $ 87         $113
  12B-1 FEES INVESTOR B:
  Voluntary Fee Reduc-
   tions..................      $ 15           $  2        $  1         $  3
  TRANSFER AGENT AND MU-
   TUAL FUND ACCOUNTANT
   FEES...................      $110           $135        $ 65         $ 91

-------
(a)For the period from December 28, 1995 (commencement of operations) through December 31, 1995.
(b)Investment advisory fees for the International Discovery Fund are calculated as 1.25% of the first $50 million, 1.20% of the next $50 million, 1.15% of the next $50 million, and 1.05% over $400 million.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                              PRIME OBLIGATIONS FUND
                 ------------------------------------------------------------------------------------------------------------------
                     SIX MONTHS ENDED
                    DECEMBER 31, 1995
                       (UNAUDITED)                                             YEAR ENDED JUNE 30,
                 ---------------------------   ------------------------------------------------------------------------------------
                                                         1995                     1994                   1993 (A)           1992
                                               ------------------------ ------------------------ ------------------------ --------
                 INVESTOR A    INSTITUTIONAL   INVESTOR A INSTITUTIONAL INVESTOR A INSTITUTIONAL INVESTOR A INSTITUTIONAL
                 ----------    -------------   ---------- ------------- ---------- ------------- ---------- -------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD.......... $  1.000       $  1.000       $  1.000    $  1.000     $  1.000    $  1.000     $  1.000    $  1.000    $  1.000
                  --------       --------       --------    --------     --------    --------     --------    --------    --------
Investment
Activities
 Net investment
  income.........    0.026          0.026          0.047       0.048        0.027       0.028        0.028       0.029       0.046
                  --------       --------       --------    --------     --------    --------     --------    --------    --------
Distributions
 Net investment
  income.........   (0.026)        (0.026)        (0.047)     (0.048)      (0.027)     (0.028)      (0.028)     (0.029)     (0.046)
                  --------       --------       --------    --------     --------    --------     --------    --------    --------
NET ASSET VALUE,
 END OF PERIOD... $  1.000       $  1.000       $  1.000    $  1.000     $  1.000    $  1.000     $  1.000    $  1.000    $  1.000
                  ========       ========       ========    ========     ========    ========     ========    ========    ========
Total Return.....     2.62%(c)       2.67%(c)       4.81%       4.91%        2.75%       2.85%        2.89%       2.91%       4.75%
RATIOS/
 SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000). $137,347       $677,389       $108,565    $640,380     $105,611    $561,697     $129,433    $478,821    $690,908
Ratio of expenses
 to average net
 assets..........     0.74%(b)       0.64%(b)       0.75%       0.65%        0.74%       0.64%        0.66%       0.64%       0.64%
Ratio of net
 investment
 income to
 average net
 assets..........     5.13%(b)       5.23%(b)       4.71%       4.83%        2.71%       2.84%        2.86%       2.88%       4.61%
Ratio of expenses
 to average net
 assets*.........     0.91%(b)       0.66%(b)       0.92%       0.67%        0.91%       0.66%        0.71%       0.66%       0.66%
Ratio of net
 investment
 income to
 average net
 assets*.........     4.96%(b)       5.21%(b)       4.54%       4.81%        2.54%       2.82%        2.81%       2.86%       4.59%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                           U.S. GOVERNMENT OBLIGATIONS FUND
                  -----------------------------------------------------------------------------------------------------------------
                      SIX MONTHS ENDED
                     DECEMBER 31, 1995
                        (UNAUDITED)                                               YEAR ENDED JUNE 30,
                  ---------------------------   -----------------------------------------------------------------------------------
                                                          1995                     1994                   1993 (A)           1992
                                                ------------------------ ------------------------ ------------------------ --------
                  INVESTOR A    INSTITUTIONAL   INVESTOR A INSTITUTIONAL INVESTOR A INSTITUTIONAL INVESTOR A INSTITUTIONAL
                  ----------    -------------   ---------- ------------- ---------- ------------- ---------- -------------
NET ASSET VALUE,
 BEGINNING OF
  PERIOD.........  $  1.000       $  1.000       $  1.000    $  1.000     $  1.000    $  1.000     $  1.000    $  1.000    $  1.000
                   --------       --------       --------    --------     --------    --------     --------    --------    --------
Investment
Activities
 Net investment
  income.........     0.026          0.026          0.047       0.048        0.027       0.028        0.028       0.028       0.044
Distributions
 Net investment
  income.........    (0.026)        (0.026)        (0.047)     (0.048)      (0.027)     (0.028)      (0.028)     (0.028)     (0.044)
                   --------       --------       --------    --------     --------    --------     --------    --------    --------
NET ASSET VALUE,
 END OF PERIOD...  $  1.000       $  1.000       $  1.000    $  1.000     $  1.000    $  1.000     $  1.000    $  1.000    $  1.000
                   ========       ========       ========    ========     ========    ========     ========    ========    ========
Total Return.....      2.60%(c)       2.65%(c)       4.76%       4.87%        2.69%       2.79%        2.84%       2.86%       4.78%
RATIOS/
 SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).  $178,633       $217,316       $169,179    $227,565     $172,482    $192,612     $208,311    $223,855    $400,242
Ratio of expenses
 to average net
 assets..........      0.74%(b)       0.64%(b)       0.77%       0.67%        0.77%       0.67%        0.66%       0.64%       0.64%
Ratio of net
 investment
 income to
 average net
 assets..........      5.10%(b)       5.20%(b)       4.62%       4.76%        2.64%       2.74%        2.79%       2.81%       4.43%
Ratio of expenses
 to average net
 assets*.........      0.91%(b)       0.66%(b)       0.94%       0.69%        0.94%       0.69%        0.72%       0.66%       0.66%
Ratio of net
 investment
 income to
 average net
 assets*.........      4.93%(b)       5.18%(b)       4.45%       4.74%        2.47%       2.72%        2.73%       2.79%       4.41%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                               TREASURY FUND
                         ----------------------------------------------------------------------------------
                             SIX MONTHS ENDED
                            DECEMBER 31, 1995                 YEAR ENDED          DECEMBER 1, 1993 TO
                               (UNAUDITED)                  JUNE 30, 1995          JUNE 30, 1994 (A)
                         ---------------------------   ------------------------ ---------------------------
                         INVESTOR A    INSTITUTIONAL   INVESTOR A INSTITUTIONAL INVESTOR A    INSTITUTIONAL
                         ----------    -------------   ---------- ------------- ----------    -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 1.000        $  1.000       $  1.000    $  1.000     $ 1.000         $ 1.000
                          -------        --------       --------    --------     -------         -------
Investment Activities
 Net investment income..    0.026           0.026          0.047       0.048       0.016           0.017
Distributions
 Net investment income..   (0.026)         (0.026)        (0.047)     (0.048)     (0.016)         (0.017)
                          -------        --------       --------    --------     -------         -------
NET ASSET VALUE, END OF
PERIOD..................  $ 1.000        $  1.000       $  1.000    $  1.000     $ 1.000         $ 1.000
                          =======        ========       ========    ========     =======         =======
Total Return............     2.63%(c)        2.68%(c)       4.81%       4.91%       1.66%(c)        1.72%(c)
RATIOS/ SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $94,931        $196,807       $105,391    $192,232     $56,535         $76,035
Ratio of expenses to
 average net assets.....     0.73%(b)        0.63%(b)       0.75%       0.64%       0.64%(b)        0.54%(b)
Ratio of net investment
 income to average net
 assets.................     5.12%(b)        5.22%(b)       4.82%       4.95%       2.84%(b)        3.15%(b)
Ratio of expenses to
 average net assets*....     0.98%(b)        0.73%(b)       1.04%       0.78%       0.99%(b)        0.74%(b)
Ratio of net investment
 income to average net
 assets*................     4.87%(b)        5.12%(b)       4.52%       4.81%       2.49%(b)        2.95%(b)

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                 TAX-FREE FUND
                  -----------------------------------------------------------------------------------------------------------------
                      SIX MONTHS ENDED                                          YEAR ENDED JUNE 30,
                     DECEMBER 31, 1995          -----------------------------------------------------------------------------------
                        (UNAUDITED)                       1995                     1994                   1993 (A)           1992
                  ---------------------------   ------------------------ ------------------------ ------------------------ --------
                  INVESTOR A    INSTITUTIONAL   INVESTOR A INSTITUTIONAL INVESTOR A INSTITUTIONAL INVESTOR A INSTITUTIONAL
                  ----------    -------------   ---------- ------------- ---------- ------------- ---------- -------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........  $ 1.000        $  1.000       $ 1.000      $ 1.000     $ 1.000      $ 1.000     $ 1,000      $ 1,000    $  1,000
                   -------        --------       -------      -------     -------      -------     -------      -------    --------
Investment
Activities
 Net investment
 income..........    0.015           0.016         0.029        0.030       0.018        0.019       0.019        0.019       0.033
Distributions
 Net investment
 income..........   (0.015)         (0.016)       (0.029)      (0.030)     (0.018)      (0.019)     (0.019)      (0.019)     (0.033)
                   -------        --------       -------      -------     -------      -------     -------      -------    --------
NET ASSET VALUE,
 END OF PERIOD...  $ 1.000        $  1.000       $ 1.000      $ 1.000     $ 1.000      $ 1.000     $ 1.000      $ 1.000    $  1.000
                   =======        ========       =======      =======     =======      =======     =======      =======    ========
Total Return.....     1.56%(c)        1.61%(c)      2.90%        3.00%       1.81%        1.92%       2.07%        2.10%       3.34%
RATIOS/
 SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).  $74,985        $110,133       $45,102      $98,489     $48,256      $84,465     $54,886      $86,292    $141,913
Ratio of expenses
 to average net
 assets..........     0.74%(b)        0.66%(b)      0.74%        0.64%       0.68%        0.58%       0.58%        0.55%       0.59%
Ratio of net
 investment
 income to
 average net
 assets..........     3.08%(b)        3.15%(b)      2.88%        2.97%       1.81%        1.90%       2.05%        2.08%       3.29%
Ratio of expenses
 to average net
 assets*.........     0.92%(b)        0.67%(b)      0.95%        0.70%       0.93%        0.68%       0.72%        0.65%       0.69%
Ratio of net
 investment
 income to
 average net
 assets*.........     2.90%(b)        3.13%(b)      2.67%        2.91%       1.56%        1.80%       1.91%        1.98%       3.19%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                               HIGH INCOME EQUITY FUND
                      ----------------------------------------------------------------------------------------------------------
                                     SIX MONTHS ENDED                                        YEAR ENDED JUNE 30,
                                    DECEMBER 31, 1995                         --------------------------------------------------
                                       (UNAUDITED)                                                   1995
                      -----------------------------------------------------   --------------------------------------------------
                      INVESTOR A    INVESTOR B   INVESTOR C   INSTITUTIONAL   INVESTOR A INVESTOR B INVESTOR C (E) INSTITUTIONAL
                      ----------    ----------   ----------   -------------   ---------- ---------- -------------- -------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD.........       $ 14.49        $14.47       $14.54       $  14.49       $ 13.50     $13.49       $13.38       $  13.50
                       -------        ------       ------       --------       -------     ------       ------       --------
Investment
Activities
 Net investment
  income........          0.16          0.10         0.10           0.17          0.36       0.26         0.11           0.39
 Net realized
and   unrealized
gains   from
investments.....          1.91          1.91         1.91           1.91          1.00       0.99         1.17           1.00
                       -------        ------       ------       --------       -------     ------       ------       --------
  Total from
Investment
   Activities...          2.07          2.01         2.01           2.08          1.36       1.25         1.28           1.39
                       -------        ------       ------       --------       -------     ------       ------       --------
Distributions
 Net investment
income..........         (0.16)        (0.10)       (0.09)         (0.18)        (0.36)     (0.26)       (0.11)         (0.39)
 In excess of
net   investment
income..........                                                                 (0.01)     (0.01)       (0.01)         (0.01)
 Net realized
gains...........         (0.44)        (0.44)       (0.44)         (0.44)
                       -------        ------       ------       --------       -------     ------       ------       --------
  Total
Distributions...         (0.60)        (0.54)       (0.53)         (0.62)        (0.37)     (0.27)       (0.12)         (0.40)
                       -------        ------       ------       --------       -------     ------       ------       --------
NET ASSET VALUE,
 END OF PERIOD..       $ 15.96        $15.94       $16.02       $  15.95       $ 14.49     $14.47       $14.54       $  14.49
                       =======        ======       ======       ========       =======     ======       ======       ========
Total Return
(excludes  sales
and redemption
 charges).......         14.34%(c)     13.99%(c)    13.95%(c)      14.50%(c)     10.32%      9.41%        9.71%(f)      10.55%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at
 end of period
 (000)..........       $77,135        $9,064       $   84       $344,832       $71,063     $7,131       $   25       $346,164
Ratio of
 expenses to
 average net
 assets.........          1.55%(b)      2.30%(b)     2.29%(b)       1.30%(b)      1.54%      2.32%        2.30%(b)       1.32%
Ratio of net
 investment
 income to
 average net
 assets.........          2.06%(b)      1.08%(b)     1.44%(b)       2.31%(b)      2.65%      1.86%        1.88%(b)       2.86%
Ratio of
 expenses to
 average net
 assets*........          1.55%(b)      2.30%(b)     2.29%(b)       1.30%(b)      1.57%      2.57%        2.55%(b)       1.32%
Ratio of net
 investment
 income to
 average net
 assets*........          2.06%(b)      1.08%(b)     1.44%(b)       2.31%(b)      2.61%      1.61%        1.62%(b)       2.86%
Portfolio
 turnover (g)...         23.68%        23.68%       23.68%         23.68%        77.70%     77.70%       77.70%         77.70%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of investor B shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Continued

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Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                  HIGH INCOME EQUITY FUND, CONTINUED
                         ---------------------------------------------------------------------------
                                                      YEAR ENDED JUNE 30,
                         ---------------------------------------------------------------------------
                                          1994                             1993 (A)           1992
                         ----------------------------------------  ------------------------ --------
                         INVESTOR A  INVESTOR B (D) INSTITUTIONAL  INVESTOR A INSTITUTIONAL
                         ----------  -------------- -------------  ---------- -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 14.69        $14.92       $  14.69      $ 13.14     $  13.14    $  12.48
                          -------        ------       --------      -------     --------    --------
Investment Activities
 Net investment income..     0.37          0.13           0.39         0.45         0.45        0.54
 Net realized and
unrealized gains
(losses) from
  investments...........    (0.56)        (1.43)         (0.56)        1.69         1.69        0.99
                          -------        ------       --------      -------     --------    --------
  Total from Investment
Activities..............    (0.19)        (1.30)         (0.17)        2.14         2.14        1.53
                          -------        ------       --------      -------     --------    --------
Distributions
 Net investment income..    (0.37)        (0.13)         (0.39)       (0.45)       (0.45)      (0.54)
 Net realized gains.....    (0.24)                       (0.24)       (0.14)       (0.14)      (0.33)
 In excess of net
realized gains..........    (0.39)                       (0.39)
                          -------        ------       --------      -------     --------    --------
  Total Distributions...    (1.00)        (0.13)         (1.02)       (0.59)       (0.59)      (0.87)
                          -------        ------       --------      -------     --------    --------
NET ASSET VALUE,
 END OF PERIOD..........  $ 13.50        $13.49       $  13.50      $ 14.69     $  14.69    $  13.14
                          =======        ======       ========      =======     ========    ========
Total Return (excludes
sales and redemption
charges)................    (1.63)%       (8.76)%         (1.53)%     16.71%       16.73%      12.56%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $76,108        $3,836       $355,538      $50,000     $384,240    $270,549
Ratio of expenses to
 average net assets.....     1.40%         2.33%(b)       1.30%        1.29%        1.26%       1.19%
Ratio of net investment
 income to average net
 assets.................     2.56%         1.87%(b)       2.64%        3.24%        3.28%       4.12%
Ratio of expenses to
 average net assets*....     1.55%         2.59%(b)       1.30%        1.36%        1.28%       1.27%
Ratio of net investment
 income to average net
 assets*................     2.41%         1.61%(b)       2.64%        3.17%        3.25%       4.03%
Portfolio turnover (g)..    69.35%        69.35%         69.35%       67.26%       67.26%      68.42%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of investor B shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

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Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                     LARGE
                                                                CAPITALIZATION
                                                                     FUND
                                                               -----------------
                                                               DECEMBER 28, 1995
                                                                TO DECEMBER 31,
                                                                   1995 (A)
                                                                  (UNAUDITED)
                                                               -----------------
                                                                 INSTITUTIONAL
                                                               -----------------
NET ASSET VALUE,
 BEGINNING OF PERIOD..........................................      $ 10.00
                                                                    -------
Investment Activities
 Net realized and unrealized gains from investments                    0.02
                                                                    -------
  Total from Investment Activities............................         0.02
                                                                    -------
NET ASSET VALUE,
 END OF PERIOD................................................      $ 10.02
                                                                    =======
Total Return (excludes sales and redemption charges)..........         0.20%(c)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).............................      $20,596
Ratio of expenses to average net assets.......................         1.27%(b)
Ratio of net investment income to average net assets..........         5.53%(b)
Portfolio turnover............................................         0.00%

-------
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                  EQUITY FUND
                   ----------------------------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                                            YEAR ENDED JUNE 30,
                                 DECEMBER 31, 1995                             ----------------------------------------------------
                                    (UNAUDITED)                                                       1995
                   --------------------------------------------------------    ----------------------------------------------------
                   INVESTOR A     INVESTOR B    INVESTOR C    INSTITUTIONAL    INVESTOR A  INVESTOR B INVESTOR C (E)  INSTITUTIONAL
                   ----------     ----------    ----------    -------------    ----------  ---------- --------------  -------------
NET ASSET VALUE,
 BEGINNING OF
PERIOD..........    $ 16.56         $16.35        $16.40        $  16.62        $ 14.69      $14.63       $16.29        $  14.70
                    -------         ------        ------        --------        -------      ------       ------        --------
Investment
Activities
 Net investment
  loss..........      (0.01)         (0.09)        (0.09)           0.01          (0.12)      (0.11)       (0.02)          (0.08)
 Net realized
  and unrealized
  gains from
  investments...       2.17           2.17          2.17            2.17           3.46        3.30         1.60            3.47
                    -------         ------        ------        --------        -------      ------       ------        --------
Total from
 Investment
 Activities.....       2.16           2.06          2.08            2.18           3.34        3.19         1.58            3.39
                    -------         ------        ------        --------        -------      ------       ------        --------
Distributions
 Net realized
gains...........      (0.66)         (0.66)        (0.66)          (0.66)         (0.48)      (0.48)          --           (0.49)
 In excess of
  net realized
  gains.........                                                                  (0.99)      (0.99)       (1.47)          (0.98)
                    -------         ------        ------        --------        -------      ------       ------        --------
  Total
Distributions...      (0.66)         (0.66)        (0.66)          (0.66)         (1.47)      (1.47)       (1.47)          (1.47)
                    -------         ------        ------        --------        -------      ------       ------        --------
NET ASSET VALUE,
 END OF PERIOD..    $ 18.06         $17.75        $17.82        $  18.14        $ 16.56      $16.35       $16.40        $  16.62
                    =======         ======        ======        ========        =======      ======       ======        ========
Total Return
 (excludes sales
 and redemption
 charges).......      12.99%(c)      12.55%(c)     12.63%(c)       13.07%(c)      24.85%      23.88%       23.56%(f)       25.20%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at
 end of period
 (000)..........    $52,417         $9,557        $  416        $754,414        $43,803      $6,073       $  153        $683,320
Ratio of
 expenses to
 average net
 assets.........       1.53%(b)       2.28%(b)      2.28%(b)        1.29%(b)       1.51%       2.29%        2.27%(b)        1.29%
Ratio of net
 investment loss
 to average net
 assets.........      (0.83)%(b)     (1.57)%(b)    (1.57)%(b)      (0.58)%(b)    (0.87)%      (1.61)%      (1.43)%(b)      (0.64)%
Ratio of
 expenses to
 average net
 assets*........       1.54%(b)       2.29%(b)      2.29%(b)        1.29%(b)       1.54%       2.54%        2.53%(b)        1.29%
Ratio of net
 investment loss
 to average net
 assets*........      (0.84)%(b)     (1.58)%(b)    (1.58)%(b)      (0.58)%(b)     (0.90)%     (1.87)%      (1.70)%(b)      (0.65)%
Portfolio
 turnover(g)....      19.69%         19.69%        19.69%          19.69%         46.39%      46.39%       46.39%          46.39%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Continued

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                  EQUITY FUND, CONTINUED
                         -----------------------------------------------------------------------------
                                                    YEAR ENDED JUNE 30,
                         -----------------------------------------------------------------------------
                                          1994                              1993 (A)            1992
                         ------------------------------------------ ------------------------- --------
                         INVESTOR A  INVESTOR B (D)   INSTITUTIONAL INVESTOR A  INSTITUTIONAL
                         ----------  --------------   ------------- ----------  -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 15.11       $ 16.66         $  15.10     $ 12.80      $  12.80    $  11.69
                          -------       -------         --------     -------      --------    --------
Investment Activities
 Net investment income
(loss)..................    (0.10)        (0.05)           (0.11)      (0.01)        (0.01)       0.17
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.28)        (1.98)           (0.25)       2.74          2.73        1.59
                          -------       -------         --------     -------      --------    --------
  Total from Investment
Activities..............    (0.38)        (2.03)           (0.36)       2.73          2.72        1.76
                          -------       -------         --------     -------      --------    --------
Distributions
 Net investment income..                                               (0.02)        (0.02)      (0.17)
 Net realized gains.....    (0.04)                         (0.04)      (0.40)        (0.40)      (0.48)
                          -------       -------         --------     -------      --------    --------
  Total Distributions...    (0.04)                         (0.04)      (0.42)        (0.42)      (0.65)
                          -------       -------         --------     -------      --------    --------
NET ASSET VALUE,
 END OF PERIOD..........  $ 14.69       $ 14.63         $  14.70     $ 15.11      $  15.10    $  12.80
                          =======       =======         ========     =======      ========    ========
Total Return (excludes
 sales and redemption
 charges)...............    (2.57)%      (12.18)%          (2.44)%     21.42%        21.34%      15.18%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $36,108       $ 1,616         $533,260     $26,460      $595,127    $407,782
Ratio of expenses to
 average net assets.....     1.38%         2.30%(b)         1.28%       1.28%         1.24%       1.18%
Ratio of net investment
 income (loss) to
 average net assets.....    (0.75)%       (1.57)%(b)       (0.65)%     (0.12)%       (0.09)%      1.24%
Ratio of expenses to
 average net assets*....     1.53%         2.56%(b)         1.28%       1.35%         1.27%       1.26%
Ratio of net investment
 income (loss) to
 average net assets*....    (0.90)%       (1.83)%(b)       (0.65)%     (0.19)%       (0.11)%      1.15%
Portfolio turnover (g)..    70.87%        70.87%           70.87%      66.48%        66.48%      93.76%

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                           SMALL CAPITALIZATION FUND
                   -----------------------------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                                             YEAR ENDED JUNE 30,
                                 DECEMBER 31, 1995                              ----------------------------------------------------
                                    (UNAUDITED)                                                        1995
                   ---------------------------------------------------------    ----------------------------------------------------
                   INVESTOR A     INVESTOR B     INVESTOR C    INSTITUTIONAL    INVESTOR A  INVESTOR B INVESTOR C (E)  INSTITUTIONAL
                   ----------     ----------     ----------    -------------    ----------  ---------- --------------  -------------
NET ASSET VALUE,
 BEGINNING OF
PERIOD..........    $  25.88       $ 25.79         $25.91        $  26.08        $ 19.75      $19.83       $24.17        $  19.83
                    --------       -------         ------        --------        -------      ------       ------        --------
Investment
Activities
 Net investment
  income (loss).       (0.01)        (0.10)         (0.08)           0.03          (0.18)      (0.19)       (0.05)          (0.25)
 Net realized
  and unrealized
  gains from
  investments...        4.47          4.47           4.47            4.47           8.46        8.30         3.94            8.65
                    --------       -------         ------        --------        -------      ------       ------        --------
Total from
 Investment
 Activities.....        4.46          4.37           4.39            4.50           8.28        8.11         3.89            8.40
                    --------       -------         ------        --------        -------      ------       ------        --------
Distributions
 Net realized
gains...........       (3.65)        (3.65)         (3.65)          (3.65)         (2.15)      (2.15)       (2.15)          (2.15)
                    --------       -------         ------        --------        -------      ------       ------        --------
  Total
Distributions...       (3.65)        (3.65)         (3.65)          (3.65)         (2.15)      (2.15)       (2.15)          (2.15)
                    --------       -------         ------        --------        -------      ------       ------        --------
NET ASSET VALUE,
 END OF PERIOD..    $  26.69       $ 26.51         $26.65        $  26.93        $ 25.88      $25.79       $25.91        $  26.08
                    ========       =======         ======        ========        =======      ======       ======        ========
Total Return
 (excludes sales
 and redemption
 charges).......       17.11%(c)     16.83%(c)      16.84%(c)       17.11%(c)      44.88%      43.78%       44.37%          45.32%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at
 end of period
 (000)..........    $101,591       $16,671         $  582        $422,675        $71,894      $9,990       $  224        $354,825
Ratio of
 expenses to
 average net
 assets.........        1.54%(b)      2.29%(b)       2.29%(b)        1.30%(b)       1.55%       2.32%        3.53%(b)        1.33%
Ratio of net
 investment loss
 to average net
 assets.........       (1.15)%(b)    (1.90)%(b)     (1.89)%(b)      (0.92)%(b)    (1.27)%      (2.03)%      (3.06)%(b)      (1.06)%
Ratio of
 expenses to
 average net
 assets*........        1.55%(b)      2.30%(b)       2.29%(b)        1.30%(b)       1.58%       2.55%        3.53%(b)        1.33%
Ratio of net
 investment loss
 to average net
 assets*........       (1.16)%(b)    (1.91)%(b)     (1.89)%(b)      (0.92)%(b)     (1.30)%     (2.26)%      (3.06)%(b)      (1.06)%
Portfolio
 turnover(g)....       35.88%        35.88%         35.88%          35.88%         50.53%      50.53%       50.53%          50.53%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Continued

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                 SMALL CAPITALIZATION FUND, CONTINUED
                         -----------------------------------------------------------------------------
                                                    YEAR ENDED JUNE 30,
                         -----------------------------------------------------------------------------
                                          1994                              1993 (A)            1992
                         ------------------------------------------ ------------------------- --------
                         INVESTOR A  INVESTOR B (D)   INSTITUTIONAL INVESTOR A  INSTITUTIONAL
                         ----------  --------------   ------------- ----------  -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 20.31       $ 22.71         $  20.31     $ 14.64      $  14.64    $  13.58
                          -------       -------         --------     -------      --------    --------
Investment Activities
 Net investment loss....    (0.15)        (0.09)           (0.28)      (0.13)        (0.14)      (0.08)
 Net realized and
  unrealized gains
  (losses) from
  investments...........     0.09         (2.79)            0.30        6.75          6.76        1.89
                          -------       -------         --------     -------      --------    --------
  Total from Investment
Activities..............    (0.06)        (2.88)            0.02        6.62          6.62        1.81
                          -------       -------         --------     -------      --------    --------
Distributions
 Net investment income..
 Net realized gains.....    (0.50)                         (0.50)      (0.95)        (0.95)      (0.75)
                          -------       -------         --------     -------      --------    --------
  Total Distributions...    (0.50)                         (0.50)      (0.95)        (0.95)      (0.75)
                          -------       -------         --------     -------      --------    --------
NET ASSET VALUE, END OF
 PERIOD.................  $ 19.75       $ 19.83         $  19.83     $ 20.31      $  20.31    $  14.64
                          =======       =======         ========     =======      ========    ========
Total Return (excludes
 sales and redemption
 charges)...............    (0.55)%      (12.68)%          (0.15)%     45.77%        45.77%      12.95%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $42,791       $ 2,130         $271,425     $27,976      $291,462    $180,079
Ratio of expenses to
 average net assets.....     1.40%         2.35%(b)         1.30%       1.29%         1.26%       1.19%
Ratio of net investment
 loss to average net
 assets.................    (1.24)%       (2.19)%(b)       (1.14)%     (1.02)%       (0.98)%     (0.61)%
Ratio of expenses to
 average net assets*....     1.55%         2.61%(b)         1.30%       1.36%         1.28%       1.28%
Ratio of net investment
 loss to average net
 assets*................    (1.39)%       (2.45)%(b)       (1.14)%     (1.09)%       (1.01)%     (0.70)%
Portfolio turnover (g)..    72.64%        72.64%           72.64%      71.21%        71.21%      95.02%

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                            INTERNATIONAL DISCOVERY FUND
                   ----------------------------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                                            YEAR ENDED JUNE 30,
                                 DECEMBER 31, 1995                             ----------------------------------------------------
                                    (UNAUDITED)                                                       1995
                   --------------------------------------------------------    ----------------------------------------------------
                   INVESTOR A     INVESTOR B    INVESTOR C    INSTITUTIONAL    INVESTOR A  INVESTOR B INVESTOR C (E)  INSTITUTIONAL
                   ----------     ----------    ----------    -------------    ----------  ---------- --------------  -------------
NET ASSET VALUE,
 BEGINNING OF
PERIOD..........    $ 12.23         $12.15        $12.42        $  12.33        $ 13.18      $13.21       $12.97        $  13.24
                    -------         ------        ------        --------        -------      ------       ------        --------
Investment
Activities
 Net investment
  income (loss).      (0.02)         (0.11)        (0.09)          (0.04)         (0.03)      (0.04)        0.03            0.04
 Net realized
  and unrealized
  gains (losses)
  from
  investments
  and foreign
  currencies....       0.42           0.42          0.42            0.42          (0.36)      (0.40)        0.04           (0.33)
                    -------         ------        ------        --------        -------      ------       ------        --------
Total from
 Investment
 Activities.....       0.40           0.31          0.33            0.38          (0.33)      (0.44)        0.07           (0.29)
                    -------         ------        ------        --------        -------      ------       ------        --------
Distributions
 Net realized
gains...........                                                                  (0.62)      (0.62)       (0.62)          (0.62)
                    -------         ------        ------        --------        -------      ------       ------        --------
  Total
Distributions...       0.00           0.00          0.00            0.00          (0.62)      (0.62)       (0.62)          (0.62)
                    -------         ------        ------        --------        -------      ------       ------        --------
NET ASSET VALUE,
 END OF PERIOD..    $ 12.63         $12.46        $12.75        $  12.71        $ 12.23      $12.15       $12.42        $  12.33
                    =======         ======        ======        ========        =======      ======       ======        ========
Total Return
 (excludes sales
 and redemption
 charges).......       3.35%(c)       2.63%(c)      2.89%(c)        3.37%(c)      (2.19)%     (3.03)%      (1.15)%(g)      (1.86)%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at
 end of period
 (000)..........    $35,864         $6,538        $  230        $284,511        $34,228      $5,469       $   82        $264,759
Ratio of
 expenses to
 average net
 assets.........       1.81%(b)       2.56%(b)      2.43%(b)        1.56%(b)       1.78%       2.57%        2.32%(b)        1.56%
Ratio of net
 investment
 income (loss)
 to average net
 assets.........      (0.29)%(b)     (1.07)%(b)    (1.18)%(b)      (0.05)%(b)      0.08%      (0.49)%       1.74%(b)        0.31%
Ratio of
 expenses to
 average net
 assets*........       1.89%(b)       2.57%(b)      2.57%(b)        1.57%(b)       1.91%       2.92%        3.27%(b)        1.59%
Ratio of net
 investment
 income (loss)
 to average net
 assets*........      (0.37)%(b)     (1.08)%(b)    (1.32)%(b)      (0.06)%(b)     (0.06)%     (0.84)%       0.79%(b)        0.28%
Portfolio
 turnover (h)...      28.91%         28.91%        28.91%          28.91%        104.39%     104.39%      104.39%         104.39%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of investor B shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(f) Period from commencement of operation.
(g) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Continued

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Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                               INTERNATIONAL DISCOVERY FUND, CONTINUED
                         ---------------------------------------------------------------------
                                   YEAR ENDED JUNE 30,
                         -----------------------------------------   DECEMBER 29, 1992 TO
                                          1994                       JUNE 30, 1993 (A)(F)
                         ----------------------------------------- ---------------------------
                         INVESTOR A  INVESTOR B (D)  INSTITUTIONAL INVESTOR A    INSTITUTIONAL
                         ----------  --------------  ------------- ----------    -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 11.50        $14.12        $  11.54      $10.00        $  10.00
                          -------        ------        --------      ------        --------
Investment Activities
 Net investment income
(loss)..................    (0.02)        (0.01)          (0.01)       0.03            0.04
 Net realized and
  unrealized gains
  (losses) from
  investments and
  foreign currencies....     1.74         (0.90)           1.75        1.48            1.51
                          -------        ------        --------      ------        --------
  Total from Investment
Activities..............     1.72         (0.91)           1.74        1.51            1.55
                          -------        ------        --------      ------        --------
Distributions
 Net investment income..    (0.02)                        (0.02)      (0.01)          (0.01)
 Net realized gains.....    (0.02)                        (0.02)
                          -------        ------        --------      ------        --------
  Total Distributions...    (0.04)                        (0.04)      (0.01)          (0.01)
                          -------        ------        --------      ------        --------
NET ASSET VALUE,
 END OF PERIOD..........  $ 13.18        $13.21        $  13.24      $11.50        $  11.54
                          =======        ======        ========      ======        ========
Total Return (excludes
 sales and redemption
 charges)...............    14.99%        (6.44)%         15.12%      15.11%          15.52%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $36,297        $2,680        $261,798      $8,353        $114,822
Ratio of expenses to
 average net assets.....     1.63%         2.56%(b)        1.52%       1.64%(b)        1.58%(b)
Ratio of net investment
 income (loss) to
 average net assets.....    (0.29)%       (0.22)%(b)      (0.30)%     (1.02)%(b)       0.82%(b)
Ratio of expenses to
 average net assets*....     1.84%         2.61%(b)        1.57%       1.81%(b)        1.63%(b)
Ratio of net investment
 income (loss) to
 average net assets*....    (0.49)%       (0.27)%(b)      (0.35)%      0.85%(b)        0.77%(b)
Portfolio turnover(h)...    37.23%        37.23%          37.23%      12.47%          12.47%

See notes to financial statements.

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Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                    BALANCED FUND
                   ------------------------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                                         YEAR ENDED JUNE 30,
                                 DECEMBER 31, 1995                          ---------------------------------------------------
                                    (UNAUDITED)                                                    1995
                   -------------------------------------------------------  ---------------------------------------------------
                   INVESTOR A    INVESTOR B    INVESTOR C    INSTITUTIONAL  INVESTOR A INVESTOR B INVESTOR C (E)  INSTITUTIONAL
                   ----------    ----------    ----------    -------------  ---------- ---------- --------------  -------------
NET ASSET VALUE,
 BEGINNING OF
PERIOD...........   $ 12.19       $ 12.18       $ 12.12         $ 12.19      $ 10.67    $ 10.67      $ 11.13         $ 10.67
                    -------       -------       -------         -------      -------    -------      -------         -------
Investment
Activities
 Net investment
 income..........      0.13          0.11          0.10            0.17         0.28       0.20         0.09            0.31
 Net realized and
  unrealized
  gains from
  investments....      0.94          0.94          0.94            0.94         1.69       1.67         1.16            1.68
                    -------       -------       -------         -------      -------    -------      -------         -------
Total from
 Investment
 Activities......      1.07          1.05          1.04            1.11         1.97       1.87         1.25            1.99
                    -------       -------       -------         -------      -------    -------      -------         -------
Distributions
 Net investment
 income..........     (0.15)        (0.12)        (0.12)          (0.19)       (0.29)     (0.20)       (0.10)          (0.31)
 Net realized
 gains...........     (0.57)        (0.57)        (0.57)          (0.57)       (0.01)     (0.06)                       (0.03)
 In excess of net
  realized gains.                                                              (0.15)     (0.10)       (0.16)          (0.13)
                    -------       -------       -------         -------      -------    -------      -------         -------
  Total
Distributions....     (0.72)        (0.69)        (0.69)          (0.76)       (0.45)     (0.36)       (0.26)          (0.47)
                    -------       -------       -------         -------      -------    -------      -------         -------
NET ASSET VALUE,
 END OF PERIOD...   $ 12.54       $ 12.54       $ 12.47         $ 12.54      $ 12.19    $ 12.18      $ 12.12         $ 12.19
                    =======       =======       =======         =======      =======    =======      =======         =======
Total Return
 (excludes sales
 and redemption
 charges)........      9.15%(c)      8.82%(c)      8.78%(c)        9.30%(c)    18.96%     17.96%       17.53%(h)       19.22%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).   $14,941       $ 2,571       $   204         $97,194      $12,849    $ 1,291      $   114         $89,294
Ratio of expenses
 to average net
 assets..........      1.39%(b)      2.14%(b)      2.14%(b)        1.15%(b)     1.47%      2.25%        2.16%(b)        1.25%
Ratio of net
 investment
 income to
 average net
 assets..........      2.34%(b)      1.59%(b)      1.59%(b)        2.59%(b)     2.54%      1.74%        1.65%(b)        2.75%
Ratio of expenses
 to average net
 assets*.........      1.65%(b)      2.40%(b)      2.40%(b)        1.40%(b)     1.78%      2.77%        2.68%(b)        1.52%
Ratio of net
 investment
 income to
 average net
 assets*.........      2.08%(b)      1.33%(b)      1.33%(b)        2.34%(b)     2.23%      1.22%        1.13%(b)        2.47%
Portfolio
 turnover(g).....    178.18%       178.18%       178.18%         178.18%      250.66%    250.66%      250.66%         250.66%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(f) Period from commencement of operations.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.

Continued

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Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                           BALANCED FUND, CONTINUED
                         -----------------------------------------------------------------------------
                                               YEAR ENDED JUNE 30,
                         ----------------------------------------------------------------- JANUARY 31,
                                          1994                            1993 (A)           1992 TO
                         ---------------------------------------- ------------------------  JUNE 30,
                         INVESTOR A  INVESTOR B (D) INSTITUTIONAL INVESTOR A INSTITUTIONAL  1992 (F)
                         ----------  -------------- ------------- ---------- ------------- -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 11.09        $11.71        $ 11.08      $ 9.68      $  9.68      $ 10.00
                          -------        ------        -------      ------      -------      -------
Investment Activities
 Net investment income..     0.26          0.10           0.27        0.28         0.28         0.14
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.43)        (1.05)         (0.41)       1.42         1.41        (0.34)
                          -------        ------        -------      ------      -------      -------
  Total from Investment
Activities..............    (0.17)        (0.95)         (0.14)       1.70         1.69        (0.20)
                          -------        ------        -------      ------      -------      -------
Distributions
 Net investment income..    (0.25)        (0.09)         (0.27)      (0.29)       (0.29)       (0.12)
                          -------        ------        -------      ------      -------      -------
  Total Distributions...    (0.25)        (0.09)         (0.27)      (0.29)       (0.29)       (0.12)
                          -------        ------        -------      ------      -------      -------
NET ASSET VALUE,
 END OF PERIOD..........  $ 10.67        $10.67        $ 10.67      $11.09      $ 11.08      $  9.68
                          =======        ======        =======      ======      =======      =======
Total Return (excludes
 sales and redemption
 charges)...............    (1.63)%       (8.16)%        (1.44)%     17.74%       17.66%       (2.06)%(c)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $11,901        $  744        $71,427      $6,115      $42,318      $38,136
Ratio of expenses to
 average net assets.....     1.18%         2.05%(b)       1.09%       1.18%        1.15%        1.19%(b)
Ratio of net investment
 income to average net
 assets.................     2.38%         1.94%(b)       2.49%       2.66%        2.70%        3.46%(b)
Ratio of expenses to
 average net assets*....     1.63%         2.61%(b)       1.39%       1.53%        1.46%        1.50%(b)
Ratio of net investment
 income to average net
 assets*................     1.93%         1.38%(b)       2.18%       2.31%        2.40%        3.13%(b)
Portfolio turnover (g)..   192.39%       192.39%        192.39%     177.99%      177.99%       47.58%

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                             LIMITED MATURITY BOND FUND
                      ----------------------------------------------------------------------------------------------------------
                                     SIX MONTHS ENDED                                        YEAR ENDED JUNE 30,
                                    DECEMBER 31, 1995                         --------------------------------------------------
                                       (UNAUDITED)                                                   1995
                      -----------------------------------------------------   --------------------------------------------------
                      INVESTOR A    INVESTOR B   INVESTOR C   INSTITUTIONAL   INVESTOR A INVESTOR B INVESTOR C (E) INSTITUTIONAL
                      ----------    ----------   ----------   -------------   ---------- ---------- -------------- -------------
NET ASSET VALUE,
 BEGINNING OF
PERIOD..........       $  9.71        $ 9.70       $ 9.53       $   9.71       $  9.57     $ 9.56       $ 9.35       $   9.57
                       -------        ------       ------       --------       -------     ------       ------       --------
Investment
Activities
 Net investment
  income........          0.31          0.26         0.27           0.32          0.56       0.49         0.20           0.58
 Net realized
  and unrealized
  gains from
  investments...          0.04          0.04         0.04           0.04          0.13       0.12         0.17           0.13
                       -------        ------       ------       --------       -------     ------       ------       --------
Total from
 Investment
 Activities.....          0.35          0.30         0.31           0.36          0.69       0.61         0.37           0.71
                       -------        ------       ------       --------       -------     ------       ------       --------
Distributions
 Net investment
income..........         (0.33)        (0.28)       (0.30)         (0.34)        (0.55)     (0.47)       (0.19)         (0.57)
                       -------        ------       ------       --------       -------     ------       ------       --------
  Total
Distributions...         (0.33)        (0.28)       (0.30)         (0.34)        (0.55)     (0.47)       (0.19)         (0.57)
                       -------        ------       ------       --------       -------     ------       ------       --------
NET ASSET VALUE,
 END OF PERIOD..       $  9.73        $ 9.72       $ 9.54       $   9.73       $  9.71     $ 9.70       $ 9.53       $   9.71
                       =======        ======       ======       ========       =======     ======       ======       ========
Total Return
 (excludes sales
 and redemption
 charges).......          3.90%(c)      3.52%(c)     3.57%(c)       4.07%(c)      7.53%      6.68%        3.58%(f)       7.76%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at
 end of period
 (000)..........       $16,737        $1,008       $    7       $139,701       $18,930     $  892                    $141,781
Ratio of
 expenses to
 average net
 assets.........          1.34%(b)      2.06%(b)     2.07%(b)       1.08%(b)      1.05%      1.85%        1.18%(b)       0.84%
Ratio of net
 investment
 income to
 average net
 assets.........         12.10%(b)     10.61%(b)    10.28%(b)      12.59%(b)      5.89%      5.14%        5.61%(b)       6.11%
Ratio of
 expenses to
 average net
 assets*........          1.34%(b)      2.06%(b)     2.07%(b)       1.08%(b)      1.36%      2.36%        1.18%(b)       1.11%
Ratio of net
 investment
 income to
 average net
 assets*........         12.10%(b)     10.61%(b)    10.28%(b)      12.59%(b)      5.58%      4.62%        5.61%(b)       5.84%
Portfolio
 turnover (g)...        280.14%       280.14%      280.14%        280.14%       397.97%    397.97%      397.97%        397.97%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Continued

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Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                             LIMITED MATURITY BOND, CONTINUED
                         -------------------------------------------------------------------------
                                                    YEAR ENDED JUNE 30,
                         -------------------------------------------------------------------------
                                          1994                           1993 (A)           1992
                         --------------------------------------- ------------------------ --------
                         INVESTOR A INVESTOR B (D) INSTITUTIONAL INVESTOR A INSTITUTIONAL
                         ---------- -------------- ------------- ---------- -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 10.18       $ 9.99       $  10.18     $ 10.25     $  10.25    $   9.93
                          -------       ------       --------     -------     --------    --------
Investment Activities
 Net investment income..     0.62         0.23           0.64        0.65         0.65        0.71
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.58)       (0.44)         (0.59)       0.13         0.13        0.35
                          -------       ------       --------     -------     --------    --------
  Total from Investment
Activities..............     0.04        (0.21)          0.05        0.78         0.78        1.06
                          -------       ------       --------     -------     --------    --------
Distributions
 Net investment income..    (0.61)       (0.22)         (0.62)      (0.69)       (0.69)      (0.71)
 Net realized gains.....                                            (0.16)       (0.16)      (0.03)
 In excess of net
realized gains..........    (0.04)                      (0.04)
                          -------       ------       --------     -------     --------    --------
  Total Distributions...    (0.65)       (0.22)         (0.66)      (0.85)       (0.85)      (0.74)
                          -------       ------       --------     -------     --------    --------
NET ASSET VALUE,
 END OF PERIOD..........  $  9.57       $ 9.56       $   9.57     $ 10.18     $  10.18    $  10.25
                          =======       ======       ========     =======     ========    ========
Total Return (excludes
 sales and redemption
 charges)...............     0.32%       (2.09)%         0.43%       7.96%        7.98%      11.00%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $24,907       $  629       $156,678     $18,060     $141,706    $117,241
Ratio of expenses to
 average net assets.....     0.86%        1.78%(b)       0.76%       0.75%        0.72%       0.83%
Ratio of net investment
 income to average net
 assets.................     6.22%        5.36%(b)       6.32%       6.41%        6.45%       7.13%
Ratio of expenses to
 average net assets*....     1.30%        2.33%(b)       1.05%       1.08%        1.01%       1.05%
Ratio of net investment
 income to average net
 assets*................     5.78%        4.81%(b)       6.03%       6.08%        6.16%       6.91%
Portfolio turnover (g)..   353.28%      353.28%        353.28%     123.10%      123.10%      87.75%

See notes to financial statements.

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Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                      INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
                      ----------------------------------------------------------------------------------------------------------
                                     SIX MONTHS ENDED                                        YEAR ENDED JUNE 30,
                                    DECEMBER 31, 1995                         --------------------------------------------------
                                       (UNAUDITED)                                                   1995
                      -----------------------------------------------------   --------------------------------------------------
                      INVESTOR A    INVESTOR B   INVESTOR C   INSTITUTIONAL   INVESTOR A INVESTOR B INVESTOR C (E) INSTITUTIONAL
                      ----------    ----------   ----------   -------------   ---------- ---------- -------------- -------------
NET ASSET VALUE,
 BEGINNING OF
PERIOD..........       $  9.93        $ 9.89       $ 9.76       $   9.93       $  9.62     $ 9.60       $ 9.42       $   9.62
                       -------        ------       ------       --------       -------     ------       ------       --------
Investment
Activities
 Net investment
  income........          0.27          0.24         0.23           0.28          0.50       0.43         0.18           0.52
 Net realized
  and unrealized
  gains from
  investments...          0.10          0.10         0.10           0.10          0.31       0.30         0.33           0.31
                       -------        ------       ------       --------       -------     ------       ------       --------
Total from
 Investment
 Activities.....          0.37          0.34         0.33           0.38          0.81       0.73         0.51           0.83
                       -------        ------       ------       --------       -------     ------       ------       --------
Distributions
 Net investment
income..........         (0.27)        (0.23)       (0.24)         (0.28)        (0.50)     (0.44)       (0.17)         (0.52)
                       -------        ------       ------       --------       -------     ------       ------       --------
  Total
Distributions...         (0.27)        (0.23)       (0.24)         (0.28)        (0.50)     (0.44)       (0.17)         (0.52)
                       -------        ------       ------       --------       -------     ------       ------       --------
NET ASSET VALUE,
 END OF PERIOD..       $ 10.03        $10.00       $ 9.85       $  10.03       $  9.93     $ 9.89       $ 9.76       $   9.93
                       =======        ======       ======       ========       =======     ======       ======       ========
Total Return
 (excludes sales
 and redemption
 charges).......          4.43%(c)      4.04%(c)     3.93%(c)       4.47%(c)      8.69%      7.84%        5.21%(f)       9.02%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at
 end of period
 (000)..........       $25,973        $1,443       $   38       $248,215       $27,521     $  977       $    9       $249,169
Ratio of
 expenses to
 average net
 assets.........          1.21%(b)      1.96%(b)     1.95%(b)       0.96%(b)      1.25%      2.06%        2.09%(b)       1.04%
Ratio of net
 investment
 income (loss)
 to average net
 assets.........          5.42%(b)      4.65%(b)     4.64%(b)       5.67%(b)      5.22%      4.41%        4.24%(b)       5.43%
Ratio of
 expenses to
 average net
 assets*........          1.31%(b)      2.06%(b)     2.05%(b)       1.06%(b)      1.41%      2.42%        2.36%(b)       1.16%
Ratio of net
 investment
 income (loss)
 to average net
 assets*........          5.32%(b)      4.55%(b)     4.54%(b)       5.57%(b)      5.07%      4.05%        3.98%(b)       5.31%
Portfolio
 turnover (g)...        293.52%       293.52%      293.52%        293.52%       549.13%    549.13%      549.13%        549.13%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Continued

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Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                          INTERMEDIATE GOVERNMENT OBLIGATIONS FUND, CONTINUED
                         ---------------------------------------------------------------------------
                                                    YEAR ENDED JUNE 30,
                         ---------------------------------------------------------------------------
                                          1994                             1993 (A)           1992
                         ----------------------------------------- ------------------------ --------
                         INVESTOR A  INVESTOR B (D)  INSTITUTIONAL INVESTOR A INSTITUTIONAL
                         ----------  --------------  ------------- ---------- -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 10.53       $ 10.14        $  10.53     $ 10.42     $  10.42    $  10.05
                          -------       -------        --------     -------     --------    --------
Investment Activities
 Net investment income..     0.59          0.21            0.60        0.68         0.68        0.71
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.66)        (0.54)          (0.66)       0.21         0.22        0.46
                          -------       -------        --------     -------     --------    --------
  Total from Investment
Activities..............    (0.07)        (0.33)          (0.06)       0.89         0.90        1.17
                          -------       -------        --------     -------     --------    --------
Distributions
 Net investment income..    (0.59)        (0.21)          (0.60)      (0.73)       (0.73)      (0.71)
 Net realized gains.....                                              (0.05)       (0.06)      (0.09)
 In excess of net
realized gains..........    (0.25)                        (0.25)
                          -------       -------        --------     -------     --------    --------
  Total Distributions...    (0.84)        (0.21)          (0.85)      (0.78)       (0.79)      (0.80)
                          -------       -------        --------     -------     --------    --------
NET ASSET VALUE,
 END OF PERIOD..........  $  9.62       $  9.60        $   9.62     $ 10.53     $  10.53    $  10.42
                          =======       =======        ========     =======     ========    ========
Total Return (excludes
 sales and redemption
 charges)...............    (0.90)%       (3.31)%         (0.80)%      8.92%        8.94%      12.03%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $36,106       $   531        $281,232     $37,055     $272,607    $234,906
Ratio of expenses to
 average net assets.....     1.00%         1.92%(b)        0.90%       0.90%        0.87%       0.87%
Ratio of net investment
 income to average net
 assets.................     5.80%         4.80%(b)        5.90%       6.51%        6.54%       7.07%
Ratio of expenses to
 average net assets*....     1.29%         2.32%(b)        1.04%       1.08%        1.01%       1.01%
Ratio of net investment
 income to average net
 assets*................     5.51%         4.41%(b)        5.76%       6.33%        6.40%       6.93%
Portfolio turnover (g)..   546.06%       546.06%         546.06%     225.90%      225.90%     114.76%

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                             U.S. GOVERNMENT INCOME FUND
                      -----------------------------------------------------------------------------------------------------------
                                     SIX MONTHS ENDED                                         YEAR ENDED JUNE 30,
                                    DECEMBER 31, 1995                          --------------------------------------------------
                                       (UNAUDITED)                                                    1995
                      ------------------------------------------------------   --------------------------------------------------
                      INVESTOR A    INVESTOR B    INVESTOR C   INSTITUTIONAL   INVESTOR A INVESTOR B INVESTOR C (E) INSTITUTIONAL
                      ----------    ----------    ----------   -------------   ---------- ---------- -------------- -------------
NET ASSET VALUE,
 BEGINNING OF
PERIOD..........       $  9.42       $  9.39        $ 9.36       $   9.42       $  9.41     $ 9.38       $ 9.12       $   9.41
                       -------       -------        ------       --------       -------     ------       ------       --------
Investment
Activities
 Net investment
  income........          0.37          0.34          0.34           0.38          0.75       0.68         0.28           0.76
 Net realized
  and unrealized
  gains from
  investments...          0.13          0.13          0.13           0.13                     0.01         0.24           0.01
                       -------       -------        ------       --------       -------     ------       ------       --------
Total from
 Investment
 Activities.....          0.50          0.47          0.47           0.51          0.75       0.69         0.52           0.77
                       -------       -------        ------       --------       -------     ------       ------       --------
Distributions
 Net investment
income..........         (0.37)        (0.34)        (0.34)         (0.38)        (0.66)     (0.61)       (0.25)         (0.68)
 Tax return of
capital.........                                                                  (0.08)     (0.07)       (0.03)         (0.08)
                       -------       -------        ------       --------       -------     ------       ------       --------
  Total
Distributions...         (0.37)        (0.34)        (0.34)         (0.38)        (0.74)     (0.68)       (0.28)         (0.76)
                       -------       -------        ------       --------       -------     ------       ------       --------
NET ASSET VALUE,
 END OF PERIOD..       $  9.55       $  9.52        $ 9.49       $   9.55       $  9.42     $ 9.39       $ 9.36       $   9.42
                       =======       =======        ======       ========       =======     ======       ======       ========
Total Return
 (excludes sales
 and redemption
 charges).......          5.46%(c)      5.09%(c)      5.10%(c)       5.58%(c)      8.46%      7.71%        5.26%(h)       8.70%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at
 end of period
 (000)..........       $53,047       $14,130        $   30       $122,366       $50,931     $8,478       $   29       $110,190
Ratio of
 expenses to
 average net
 assets.........          1.02%(b)      1.76%(b)      1.76%(b)       0.77%(b)      1.04%      1.83%        2.88%(b)       0.83%
Ratio of net
 investment
 income to
 average net
 assets.........          7.76%(b)      7.00%(b)      7.00%(b)       8.01%(b)      8.03%      7.28%       11.54%(b)       8.25%
Ratio of
 expenses to
 average net
 assets*........          1.36%(b)      2.11%(b)      2.11%(b)       1.11%(b)      1.44%      2.44%        2.88%(b)       1.19%
Ratio of net
 investment
 income to
 average net
 assets*........          7.42%(b)      6.65%(b)      6.65%(b)       7.67%(b)      7.63%      6.67%       11.54%(b)       7.89%
Portfolio
 turnover (g)...        111.66%       111.66%       111.66%        111.66%       114.71%    114.71%      114.71%        114.71%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(f) Period from commencement of operations.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.

Continued

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                U.S. GOVERNMENT INCOME FUND, CONTINUED
                         -------------------------------------------------------------------
                                   YEAR ENDED JUNE 30,
                         ---------------------------------------   NOVEMBER 12, 1992 TO
                                          1994                     JUNE 30, 1993 (A)(F)
                         --------------------------------------- ---------------------------
                         INVESTOR A INVESTOR B (D) INSTITUTIONAL INVESTOR A    INSTITUTIONAL
                         ---------- -------------- ------------- ----------    -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 10.04       $ 9.88       $  10.04     $ 10.00         $ 10.00
                          -------       ------       --------     -------         -------
Investment Activities
 Net investment income..     0.74         0.28           0.74        0.48            0.48
 Net realized and
unrealized gains
(losses) from
investments.............    (0.64)       (0.50)         (0.63)       0.04            0.04
                          -------       ------                    -------         -------
  Total from Investment
Activities..............     0.10        (0.22)          0.11        0.52            0.52
                          -------       ------       --------     -------         -------
Distributions
 Net investment income..    (0.72)       (0.27)         (0.73)      (0.48)          (0.48)
 Tax return of capital..    (0.01)       (0.01)         (0.01)
                          -------       ------       --------     -------         -------
  Total Distributions...    (0.73)       (0.28)         (0.74)      (0.48)          (0.48)
                          -------       ------       --------     -------         -------
NET ASSET VALUE,
 END OF PERIOD..........  $  9.41       $ 9.38       $   9.41     $ 10.04         $ 10.04
                          =======       ======       ========     =======         =======
Total Return (excludes
sales and redemption
charges)................     0.94%       (2.26)%         1.04%       5.35%           5.37%(c)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $54,027       $2,787       $101,506     $32,633         $71,862
Ratio of expenses to
 average net assets.....     0.82%        1.77%(b)       0.72%       0.75%(b)        0.70%(b)
Ratio of net investment
 income to average net
 assets.................     7.42%        6.72%(b)       7.51%       7.41%(b)        7.49%(b)
Ratio of expenses to
 average net assets*....     1.36%        2.42%(b)       1.11%       1.23%(b)        1.09%(b)
Ratio of net investment
 income to average net
 assets*................     6.87%        6.08%(b)       7.12%       6.93%(b)        7.09%(b)
Portfolio turnover (g)..   102.24%      102.24%        102.24%     135.06%         135.06%

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                      BOND FUND
                      -----------------------------------------------------------------------------------------------------------
                                     SIX MONTHS ENDED                                        YEAR ENDED JUNE 30,
                                    DECEMBER 31, 1995                         ---------------------------------------------------
                                       (UNAUDITED)                                                   1995
                      -----------------------------------------------------   ---------------------------------------------------
                      INVESTOR A    INVESTOR B   INVESTOR C   INSTITUTIONAL   INVESTOR A INVESTOR B INVESTOR C (E)  INSTITUTIONAL
                      ----------    ----------   ----------   -------------   ---------- ---------- --------------  -------------
NET ASSET VALUE,
 BEGINNING OF
PERIOD..........       $  9.67        $ 9.68       $ 9.64       $   9.72       $  9.30    $  9.26      $  9.02        $   9.29
                       -------        ------       ------       --------       -------    -------      -------        --------
Investment
Activities
 Net investment
  income........          0.28          0.24         0.24           0.29          0.58       0.52         0.22            0.61
 Net realized
  and unrealized
  gains from
  investments...          0.27          0.27         0.27           0.27          0.38       0.42         0.62            0.43
                       -------        ------       ------       --------       -------    -------      -------        --------
Total from
 Investment
 Activities.....          0.55          0.51         0.51           0.56          0.96       0.94         0.84            1.04
                       -------        ------       ------       --------       -------    -------      -------        --------
Distributions
 Net investment
income..........         (0.29)        (0.25)       (0.26)         (0.30)        (0.58)     (0.52)       (0.22)          (0.61)
 In excess of
  net investment
  income........                                                                 (0.01)
                       -------        ------       ------       --------       -------    -------      -------        --------
  Total
Distributions...         (0.29)        (0.25)       (0.26)         (0.30)        (0.59)     (0.52)       (0.22)          (0.61)
                       -------        ------       ------       --------       -------    -------      -------        --------
NET ASSET VALUE,
 END OF PERIOD..       $  9.93        $ 9.94       $ 9.89       $   9.98       $  9.67    $  9.68      $  9.64        $   9.72
                       =======        ======       ======       ========       =======    =======      =======        ========
Total Return
 (excludes sales
 and redemption
 charges).......          5.93%(c)      5.54%(c)     5.49%(c)       6.03%(c)     10.85%     10.62%        8.41%(f)       11.78%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at
 end of period
 (000)..........       $18,720        $2,303       $   91       $547,586       $17,572    $ 1,330      $    28        $509,189
Ratio of
 expenses to
 average net
 assets.........          1.19%(b)      1.94%(b)     1.93%(b)       0.94%(b)      1.24%      2.03%        1.99%(b)        1.02%
Ratio of net
 investment
 income to
 average net
 assets.........          5.70%(b)      4.93%(b)     4.90%(b)       5.95%(b)      6.32%      5.54%        5.62%(b)        6.54%
Ratio of
 expenses to
 average net
 assets*........          1.29%(b)      2.04%(b)     2.03%(b)       1.04%(b)      1.39%      2.39%        2.26%(b)        1.14%
Ratio of net
 investment
 income to
 average net
 assets*........          5.60%(b)      4.83%(b)     4.80%(b)       5.85%(b)      6.17%      5.18%        5.36%(b)        6.42%
Portfolio
 turnover (g)...        620.56%       620.56%      620.56%        620.56%      1010.64%   1010.64%     1010.64%        1010.64%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Continued

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Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                    BOND FUND, CONTINUED
                          --------------------------------------------------------------------------
                                                     YEAR ENDED JUNE 30,
                          --------------------------------------------------------------------------
                                           1994                            1993 (A)           1992
                          ---------------------------------------- ------------------------ --------
                          INVESTOR A  INVESTOR B (D) INSTITUTIONAL INVESTOR A INSTITUTIONAL
                          ----------  -------------- ------------- ---------- -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 10.54        $ 9.95       $  10.53     $ 10.54     $  10.54    $  10.07
                           -------        ------       --------     -------     --------    --------
Investment Activities
 Net investment income .      0.59          0.22           0.60        0.71         0.71        0.75
 Net realized and
  unrealized gains
  (losses) from
  investments...........     (0.72)        (0.70)         (0.72)       0.47         0.46        0.56
                           -------        ------       --------     -------     --------    --------
  Total from Investment
Activities..............     (0.13)        (0.48)         (0.12)       1.18         1.17        1.31
                           -------        ------       --------     -------     --------    --------
Distributions
 Net investment income..     (0.57)        (0.21)         (0.58)      (0.73)       (0.73)      (0.76)
 Net realized gains.....                                              (0.45)       (0.45)      (0.08)
 In excess of net
realized gains..........     (0.54)                       (0.54)
                           -------        ------       --------     -------     --------    --------
  Total Distributions...     (1.11)        (0.21)         (1.12)      (1.18)       (1.18)      (0.84)
                           -------        ------       --------     -------     --------    --------
NET ASSET VALUE,
 END OF PERIOD..........   $  9.30        $ 9.26       $   9.29     $ 10.54     $  10.53    $  10.54
                           =======        ======       ========     =======     ========    ========
Total Return (excludes
 sales and redemption
 charges)...............     (1.62)%       (4.84)%        (1.52)%     11.93%       11.84%      13.47%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........   $18,391        $  485       $469,903     $18,562     $442,291    $477,526
Ratio of expenses to
 average net assets.....      0.98%         1.89%(b)       0.88%       0.89%        0.87%       0.87%
Ratio of net investment
 income to average net
 assets.................      5.86%         5.34%(b)       5.97%       6.47%        6.50%       7.19%
Ratio of expenses to
 average net assets*....      1.27%         2.29%(b)       1.02%       1.07%        1.01%       1.01%
Ratio of net investment
 income to average net
 assets*................      5.57%         4.94%(b)       5.83%       6.29%        6.36%       7.05%
Portfolio turnover(g)...    893.27%       893.27%        893.27%     443.98%      443.98%     289.38%

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                               MUNICIPAL BOND FUND
                      ------------------------------------------------------------------------------------------------
                               SIX MONTHS ENDED                                   YEAR ENDED JUNE 30,
                               DECEMBER 31, 1995                 -----------------------------------------------------
                                  (UNAUDITED)                                            1995
                      ----------------------------------------   -----------------------------------------------------
                      INVESTOR A    INVESTOR B   INSTITUTIONAL   INVESTOR A INVESTOR B INVESTOR C (E)(G) INSTITUTIONAL
                      ----------    ----------   -------------   ---------- ---------- ----------------- -------------
NET ASSET VALUE,
 BEGINNING OF
PERIOD...........      $ 10.39        $10.36       $  10.39       $ 10.29     $10.26        $ 9.88         $  10.29
                       -------        ------       --------       -------     ------        ------         --------
Investment
Activities
 Net investment
  income (loss)..         0.20          0.16           0.22          0.41       0.33         (0.03)            0.46
 Net realized and
  unrealized
  gains from
  investments....         0.33          0.33           0.33          0.27       0.27          0.65             0.27
                       -------        ------       --------       -------     ------        ------         --------
Total from
 Investment
 Activities......         0.53          0.49           0.55          0.68       0.60          0.62             0.73
                       -------        ------       --------       -------     ------        ------         --------
Distributions
 Net investment
income...........        (0.20)        (0.16)         (0.22)        (0.41)     (0.33)        (0.14)           (0.46)
 In excess of net
realized gains...                                                   (0.17)     (0.17)        (0.16)           (0.17)
                       -------        ------       --------       -------     ------        ------         --------
  Total
Distributions....        (0.20)        (0.16)         (0.22)        (0.58)     (0.50)        (0.30)           (0.63)
                       -------        ------       --------       -------     ------        ------         --------
NET ASSET VALUE,
 END OF PERIOD...      $ 10.72        $10.69       $  10.72       $ 10.39     $10.36        $10.20         $  10.39
                       =======        ======       ========       =======     ======        ======         ========
Total Return
 (excludes sales
 and redemption
 charges)........         5.19%(c)      4.80%(c)       5.33%(c)      7.02%      6.17%         3.47%(f)         7.25%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).      $10,589        $  482       $137,678       $11,378     $  447                       $134,784
Ratio of expenses
 to average net
 assets..........         1.03%(b)      1.78%(b)       0.78%(b)      1.02%      1.80%         0.71%            0.80%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         3.83%(b)      3.08%(b)       4.07%(b)      4.00%      3.22%        (0.54)%           4.21%
Ratio of expenses
 to average net
 assets*.........         1.34%(b)      2.09%(b)       1.09%(b)      1.33%      2.33%         0.71%            1.08%
Ratio of net
 investment
 income (loss) to
 average net
 assets*.........         3.52%(b)      2.77%(b)       3.76%(b)      3.68%      2.68%        (0.54)%           3.93%
Portfolio
 turnover (h)....        12.02%        12.02%         12.02%        35.15%     35.15%        35.15%           35.15%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(g) There was only one share outstanding for the Investor C shares at June 30, 1995.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Continued

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Financial Highlights

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The Parkstone Group of Funds

                                                      MUNICIPAL BOND FUND, CONTINUED
                         -------------------------------------------------------------------------------
                                                      YEAR ENDED JUNE 30,
                         -------------------------------------------------------------------------------
                                          1994                            1993 (A)           1992
                         ---------------------------------------- ------------------------ --------
                         INVESTOR A INVESTOR B (D)  INSTITUTIONAL INVESTOR A INSTITUTIONAL
                         ---------- --------------  ------------- ---------- -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 10.92      $ 10.76        $  10.92     $ 10.58     $  10.58    $  10.20
                          -------      -------        --------     -------     --------    --------
Investment Activities
 Net investment income..     0.40         0.13            0.41        0.49         0.49        0.52
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.31)       (0.50)          (0.31)       0.48         0.48        0.39
                          -------      -------        --------     -------     --------    --------
  Total from Investment
Activities..............     0.09        (0.37)           0.10        0.97         0.97        0.91
                          -------      -------        --------     -------     --------    --------
Distributions
 Net investment income..    (0.39)       (0.13)          (0.40)      (0.53)       (0.53)      (0.52)
 Net realized gains.....    (0.21)                       (0.21)      (0.10)       (0.10)      (0.01)
 In excess of net
realized gains..........    (0.12)                       (0.12)
                          -------      -------        --------     -------     --------    --------
  Total Distributions...    (0.72)       (0.13)          (0.73)      (0.63)       (0.63)      (0.53)
                          -------      -------        --------     -------     --------    --------
NET ASSET VALUE,
 END OF PERIOD..........  $ 10.29      $ 10.26        $  10.29     $ 10.92     $  10.92    $  10.58
                          =======      =======        ========     =======     ========    ========
Total Return (excludes
 sales and redemption
 charges)...............     0.71%       (3.41)%          0.81%       9.46%        9.48%       9.11%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $13,123      $   359        $147,687     $ 9,333     $146,302    $130,788
Ratio of expenses to
 average net assets.....     0.87%        1.80%(b)        0.77%       0.76%        0.73%       0.81%
Ratio of net investment
 income to average net
 assets.................     3.72%        2.88%(b)        3.83%       4.56%        4.61%       5.09%
Ratio of expenses to
 average net assets*....     1.32%        2.37%(b)        1.06%       1.09%        1.02%       1.03%
Ratio of net investment
 income to average net
 assets*................     3.27%        2.31%(b)        3.53%       4.23%        4.31%       4.88%
Portfolio turnover(h)...    44.39%       44.39%          44.39%      67.26%       67.26%      66.31%

See notes to financial statements.

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Financial Highlights

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The Parkstone Group of Funds

                                                          MICHIGAN MUNICIPAL BOND FUND
                      ------------------------------------------------------------------------------------------------
                               SIX MONTHS ENDED                                   YEAR ENDED JUNE 30,
                               DECEMBER 31, 1995                 -----------------------------------------------------
                                  (UNAUDITED)                                            1995
                      ----------------------------------------   -----------------------------------------------------
                      INVESTOR A    INVESTOR B   INSTITUTIONAL   INVESTOR A INVESTOR B INVESTOR C (E)(H) INSTITUTIONAL
                      ----------    ----------   -------------   ---------- ---------- ----------------- -------------
NET ASSET VALUE,
 BEGINNING OF
PERIOD...........      $ 10.75        $10.75       $  10.76       $ 10.53     $10.52        $10.11         $  10.53
                       -------        ------       --------       -------     ------        ------         --------
Investment
Activities
 Net investment
  income (loss)..         0.24          0.20           0.25          0.48       0.40         (0.02)            0.50
 Net realized and
  unrealized
  gains from
  investments....         0.35          0.35           0.35          0.23       0.24          0.62             0.25
                       -------        ------       --------       -------     ------        ------         --------
Total from
 Investment
 Activities......         0.59          0.55           0.60          0.71       0.64          0.60             0.75
                       -------        ------       --------       -------     ------        ------         --------
Distributions
 Net investment
income...........        (0.24)        (0.20)         (0.25)        (0.48)     (0.40)                         (0.50)
 In excess of net
investment
  income.........                                                   (0.01)     (0.01)        (0.17)           (0.02)
 Net realized
gains............        (0.03)        (0.03)         (0.03)
                       -------        ------       --------       -------     ------        ------         --------
  Total
Distributions....        (0.27)        (0.23)         (0.28)        (0.49)     (0.41)        (0.17)           (0.52)
                       -------        ------       --------       -------     ------        ------         --------
NET ASSET VALUE,
 END OF PERIOD...      $ 11.07        $11.07       $  11.08       $ 10.75     $10.75        $10.54         $  10.76
                       =======        ======       ========       =======     ======        ======         ========
Total Return
 (excludes sales
 and redemption
 charges)........         5.58%         5.19%          5.72%         6.99%      6.28%         3.39%(g)         7.33%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).      $38,600        $2,951       $184,283       $37,874     $2,270        $              $176,068
Ratio of expenses
 to average net
 assets..........         1.01%(b)      1.75%(b)       0.76%(b)      1.00%      1.78%         0.48%            0.78%
Ratio of net
 investment
 income to
 average net
 assets..........         4.31%(b)      3.56%(b)       4.56%(b)      4.57%      3.80%        (0.32%)           4.79%
Ratio of expenses
 to average net
 assets*.........         1.30%(b)      2.05%(b)       1.05%(b)      1.32%      2.32%         0.48%            1.07%
Ratio of net
 investment
 income to
 average net
 assets*.........         4.02%(b)      4.26%(b)       4.27%(b)      4.25%      3.25%        (0.32%)           4.50%
Portfolio
 turnover (i)....        10.46%        10.46%         10.46%        26.06%     26.06%        26.06%           26.06%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A shares or Institutional shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C shares) to June 30, 1995.
(f) Period from commencement of operations.
(g) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(h) There was only one share outstanding for the Investor C shares at June 30, 1995.
(i) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Continued

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Financial Highlights

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The Parkstone Group of Funds

                                                  MICHIGAN MUNICIPAL BOND FUND, CONTINUED
                         --------------------------------------------------------------------------
                                                    YEAR ENDED JUNE 30,
                         --------------------------------------------------------------------------
                                          1994                            1993 (A)           1992
                         ---------------------------------------- ------------------------ --------
                         INVESTOR A INVESTOR B (D)  INSTITUTIONAL INVESTOR A INSTITUTIONAL
                         ---------- --------------  ------------- ---------- -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 10.97      $ 11.09        $  10.97     $ 10.58     $  10.58    $  10.14
                          -------      -------        --------     -------     --------    --------
Investment Activities
 Net investment income..     0.47         0.16            0.48        0.50         0.50        0.52
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.36)       (0.57)          (0.36)       0.47         0.47        0.44
                          -------      -------        --------     -------     --------    --------
  Total from Investment
Activities..............     0.11        (0.41)           0.12        0.97         0.97        0.96
                          -------      -------        --------     -------     --------    --------
Distributions
 Net investment income..    (0.45)       (0.16)          (0.46)      (0.54)       (0.54)      (0.52)
 Net realized gains.....    (0.01)                       (0.01)      (0.04)       (0.04)
 In excess of net
realized gains..........    (0.09)                       (0.09)
                          -------      -------        --------     -------     --------    --------
  Total Distributions...    (0.55)       (0.16)          (0.56)      (0.58)       (0.58)      (0.52)
                          -------      -------        --------     -------     --------    --------
NET ASSET VALUE,
 END OF PERIOD..........  $ 10.53      $ 10.52        $  10.53     $ 10.97     $  10.97    $  10.58
                          =======      =======        ========     =======     ========    ========
Total Return (excludes
 sales and redemption
 charges)...............     0.92%       (3.69)%          1.02%       9.40%        9.42%       9.73%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $42,204      $ 1,302        $181,051     $32,778     $165,414    $146,782
Ratio of expenses to
 average net assets.....     0.85%        1.77%(b)        0.75%       0.78%        0.76%       0.84%
Ratio of net investment
 income to average net
 assets.................     4.25%        3.51%(b)        4.35%       4.67%        4.70%       5.15%
Ratio of expenses to
 average net assets*....     1.29%        2.32%(b)        1.04%       1.12%        1.05%       1.05%
Ratio of net investment
 income to average net
 assets*................     3.81%        2.97%(b)        4.06%       4.33%        4.41%       4.93%
Portfolio turnover(i)...     6.69%        6.69%           6.69%      35.81%       35.81%      19.97%

See notes to financial statements.

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Parkstone offers investors:

 . Expert money management from First of America Investment Corporation . Low initial investment
 . An automatic investment program
 . The opportunity to change investments when personal needs change
 . 24-hour access to information about investments through FUNDATA(R) at 1-800-451-8377

The Parkstone Group of Funds

Growth Funds
Parkstone Small Capitalization Fund
Parkstone Equity Fund
Parkstone International Discovery Fund

Growth and Income Funds
Parkstone Balanced Fund
Parkstone High Income Equity Fund

Income Funds
Parkstone Bond Fund
Parkstone Limited Maturity Bond Fund
Parkstone Intermediate Government Obligations Fund
Parkstone U.S. Government Income Fund

Tax-Advantaged Bond Funds
Parkstone Municipal Bond Fund
Parkstone Michigan Municipal Bond Fund

Money Market Funds
Parkstone Prime Obligations Fund
Parkstone U.S. Government Obligations Fund
Parkstone Tax-Free Fund                            [LOGO OF PARKSTONE MUTUAL
Parkstone Treasury Fund                               FUNDS APPEARS HERE]


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